[LOGO]  CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you with this semiannual report for the BNY Hamilton Funds. Please take a few moments to review the discussions it contains concerning the investment environment and your Funds' strategy and performance during the first six months of 1998.

The first half of this year was another very rewarding period for investors as the bull market of the 1990's continued to roll along. We are pleased to report that the BNY Hamilton Funds were all positioned well to benefit from these positive market trends. At the same time, however, we also want to raise the caution that times this good can not be expected to last forever. In their planning for the future, investors need to be prepared to face all kinds of market conditions - negative as well as positive. In our view it is important to not lose sight of the following guiding principles for successful investing:

- MAINTAIN A LONG-TERM PERSPECTIVE. Over the short term, investments will fluctuate in value. But, over time, they can achieve their full potential. That is why you should stay focused on long-term results, not short-term performance swings.

- REMAIN DIVERSIFIED. Performance among different types of securities tends to move in cycles. So, to reduce risk and capture attractive long-term return potential, it is prudent to remain broadly diversified.

- STAY TRUE TO YOUR ASSET ALLOCATION STRATEGY. Asset allocation is the most important decision for long term investors. Your investment strategy is a function of your goals and tolerance for market volatility. As such, this strategy should be designed to maximize return potential and limit risk in all market climates.

Investing with the BNY Hamilton Funds makes it easy to put these principles into practice. The BNY Hamilton Funds include an array of ten well diversified funds representing all three major asset classes - money markets, fixed income and equities. Instead of trying to time the market's ups and downs, you can rely on professional investment management focused on meeting the long-term objectives of each Fund.

We appreciate the confidence you have placed in our Funds. On behalf of everyone at BNY Hamilton Funds, thank you for investing with us. We look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/ Edward L. Gardner
Edward L. Gardner
Chairman of the Board

[LOGO]  INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

In the first half of this year a nearly ideal combination of healthy growth and low inflation in the U.S. economy continued to provide strong support for the financial markets. Stocks surged and fixed income securities posted solid returns as the bull market of the past few years extended its run. However, while investors had plenty to cheer, the crisis in Asia was beginning to seem less remote as the first half drew to a close.

As in 1997, large-capitalization multi-national stocks stole the spotlight within the U.S. equity market as investors favored the safety and predictability that these companies offer in uncertain times. Despite generally stronger earnings gains, small-capitalization stocks have trailed behind larger stocks again so far this year. In sharp contrast to last year's experience, international equities provided returns that were very competitive with U.S. stocks in the first half. Strength in European markets as countries and companies geared up for European Monetary Union (EMU) in 1999 was the primary driver of this improved performance. The MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) index of developed country markets returned 16.08% for the first six months of this year. In comparison, the S&P 500 index of large-capitalization U.S. stocks returned 17.74% and the Russell 2000 index of small-capitalization U.S. stocks returned 4.93%.

Benefiting in part from a "flight to quality" in the wake of the crisis in Asia, intermediate and long-term interest rates in the U.S. declined modestly during the first half of the year despite a stable federal funds rate, tight labor market conditions and surprisingly strong consumer spending. U.S. government securities generally outperformed corporate issues as concerns about the impact of Asian-related weakness led to some widening in credit spreads. The performance of tax-exempt securities lagged taxable issues due to very heavy new issuance in the municipal bond market. For the first half, the Lehman Intermediate Government/Corporate index returned 3.46%, the Lehman Five-Year General Obligation Municipal Bond index returned 2.20% and 91-day U.S. Treasury Bills returned 2.71%.

In addition to the positive economic fundamentals of healthy growth, low inflation, falling unemployment and rising corporate profits, favorable supply/demand dynamics within the financial markets were also an important factor in the first half's rewarding results. Very strong inflows of cash into mutual funds evidenced continued solid demand for stocks and bonds from individual investors saving for the future. Record levels of mergers and acquisitions and continuing heavy share repurchase activity by corporations served to reduce the supply of equities outstanding. An emerging surplus in the federal budget suggested that the supply of outstanding Treasury securities might begin to contract as well, which would be a very bullish development for the bond market.

After precipitating a 10% correction in the stock market during the fourth quarter of last year, the crisis in Asia seemed to recede from the headlines during much of the first half of this year. In fact, during the early part of the year the weakness in Asia was generally considered to be a positive for the U.S. markets. With domestic economic activity displaying surprising vigor and labor market conditions in particular becoming very tight, the slow-down in export activity served to reduce the risk of overheating. Similarly, rising volumes of cheaper imports also served to keep inflation in check and reduce the risk of rising interest rates. As the half drew to a close, however, investors' attention began to shift toward the negative implications which weakness in Asia might hold for corporate profitability.

[LOGO]

Uncertainties concerning developments in Asia are likely to continue to weigh on investor psychology and contribute to market volatility over the near term. Over the longer term, we expect investor focus to return to the underlying fundamentals, which remain sound, in our judgment. The prospects we foresee for further economic expansion accompanied by low inflation should continue to represent a very positive backdrop for the financial markets as they have in recent years.

Sincerely,

/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer

         TABLE OF CONTENTS

QUESTIONS & ANSWERS...................................................   PAGE  1

BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments.............................................        19
  Statement of Assets and Liabilities.................................        23
  Statement of Operations.............................................        23
  Statements of Changes in Net Assets.................................        24
  Financial Highlights................................................        25

BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments.............................................        27
  Statement of Assets and Liabilities.................................        30
  Statement of Operations.............................................        30
  Statements of Changes in Net Assets.................................        31
  Financial Highlights................................................        32

BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments.............................................        33
  Statement of Assets and Liabilities.................................        36
  Statement of Operations.............................................        36
  Statements of Changes in Net Assets.................................        37
  Financial Highlights................................................        38

BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments.............................................        39
  Industry Diversification............................................        45
  Statement of Assets and Liabilities.................................        47
  Statement of Operations.............................................        47
  Statements of Changes in Net Assets.................................        48
  Financial Highlights................................................        49

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments.............................................        50
  Statement of Assets and Liabilities.................................        54
  Statement of Operations.............................................        54
  Statements of Changes in Net Assets.................................        55
  Financial Highlights................................................        56

BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
  Schedule of Investments.............................................   PAGE 58
  Statement of Assets and Liabilities.................................        62
  Statement of Operations.............................................        62
  Statements of Changes in Net Assets.................................        63
  Financial Highlights................................................        64

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
  Schedule of Investments.............................................        65
  Statement of Assets and Liabilities.................................        70
  Statement of Operations.............................................        70
  Statements of Changes in Net Assets.................................        71
  Financial Highlights................................................        72

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments.............................................        74
  Diversification by State............................................        83
  Statement of Assets and Liabilities.................................        84
  Statement of Operations.............................................        84
  Statements of Changes in Net Assets.................................        85
  Financial Highlights................................................        86

BNY HAMILTON MONEY FUND
  Schedule of Investments.............................................        87
  Statement of Assets and Liabilities.................................        96
  Statement of Operations.............................................        96
  Statements of Changes in Net Assets.................................        97
  Financial Highlights................................................        98

BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments.............................................       101
  Statement of Assets and Liabilities.................................       103
  Statement of Operations.............................................       103
  Statements of Changes in Net Assets.................................       104
  Financial Highlights................................................       105
NOTES TO FINANCIAL STATEMENTS.........................................       106
SUPPLEMENTAL PROXY INFORMATION........................................       115
DIRECTORS AND OFFICERS................................................       116

[LOGO]  BNY HAMILTON EQUITY INCOME FUND
AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund posted a total return of 10.74% for Institutional Shares and 10.53% for Investor Shares.(1) The Fund's return compared favorably to the Lipper Equity Income Fund Index(2), which was up 9.59%, but trailed the S&P 500 Index(3), which returned 17.74%. The Fund's results relative to the S&P 500 were largely a function of the Fund's greater emphasis on yield. An 11% weighting in REITs (real estate investment trusts) helped the Fund's dividend yield but hurt its total return as these defensive issues lagged most stocks in the strong first half market. On June 30th the Institutional Shares and Investor Shares yielded 1.72% and 1.54%, respectively, compared to 1.41% for the S&P 500.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Large capitalization growth stocks were the market leaders during a very strong first half for stocks, and the Fund was well represented in this type of issue. Higher yielding more defensive issues, which also play an important role in the Fund's strategy, generally did not keep up in this bullish environment.

Q. DID EVENTS IN ASIA AFFECT PERFORMANCE?

A. Events in Asia had relatively little impact on the Fund, as the Fund was underweighted in the technology sector, which was affected most directly by the economic weakness in that region. In addition, many of the income oriented stocks which the Fund owns, such as electric utilities, derive essentially all of their income from domestic sources.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. The Fund's basic structure has remained largely unchanged since the start of the year. As the interest rate environment remained favorable, we continued to emphasize stocks in the financial services area (19% of the portfolio), one of the market's strongest sectors. In keeping with our focus on interest rate-sensitive areas of the market, we also continued to invest in electric utilities, which showed improved performance during the second quarter.
       We continued to de-emphasize the technology sector, which has endured significant volatility and unpredictable earnings growth. We now have what we consider to be a reasonable exposure to technology stocks. We also reduced exposure to oil service stocks, which suffered the effects of falling oil prices worldwide.
       Within the REIT sector, we repositioned the Fund's holdings to favor REITs having more stable and predictable cash flows. Despite their underperformance relative to the general market, they offered attractive yields during the period, and we still believe that REITs offer advantages on a long-term basis.
       We also maintained the Fund's 20% exposure to convertible securities, which offered yield advantages as well as underlying growth.

[LOGO]

Q. DID ANY SPECIFIC STOCK HOLDINGS OFFER NOTABLE PERFORMANCE?

A. Within the financial services sector, the Fund enjoyed strong performance from banks, insurance companies and brokerage firms. In particular, American International Group and American Express offered excellent returns. The communications services sector also did well and Lucent Technologies was another top performer.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We do not expect to make any significant changes to the Fund's overall structure. If the market continues its upward course, we may take profits in stocks that have appreciated significantly. At that time, we also may consider taking a more defensive stance by shifting some additional funds into convertible securities. The Fund remains broadly diversified, which should stand it in good stead during periods of volatility.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON EQUITY INCOME
FUND (INSTITUTIONAL SHARES)        2.83%        1.13%      10.74%       21.77%          22.88%(4)       16.32%(4)       16.22%(4)
LIPPER EQUITY INCOME FUND
INDEX                              0.81%       -0.48%       9.59%       21.25%          22.89%          17.43%          17.41%
S&P 500 INDEX                      4.06%        3.31%      17.74%       30.21%          30.23%          23.05%          21.72%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

[LOGO]  BNY HAMILTON LARGE CAP GROWTH FUND
AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund's Institutional Shares posted a total return of 17.59%, while the Fund's Investor Shares returned 17.53%.(1) The Fund outperformed the 15.57% return of the Lipper Growth Fund Index(2), and compared well with the S&P 500 Index(3), which was up 17.74%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Fueled by solid earnings growth and favorable economic factors, large-capitalization growth stocks continued to outperform most other stocks. Investors continued to favor these stocks for their earnings reliability and liquidity. The Fund was well positioned to benefit from this general market trend.

Q. DID EVENTS IN ASIA AFFECT PERFORMANCE?

A. After the Asian markets began collapsing in the fall of 1997, we carefully examined the Fund's holdings to gauge the impact of the crisis. While the potential effects varied widely from industry to industry, the Fund had reasonably limited exposure to the industries facing the most fallout. Of course, events are still playing out, and we continue to monitor the developments.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. Our goal was to emphasize the areas of the market where we expected the greatest relative earnings strength. The Fund's largest exposure was in the financial and consumer staples sectors, which represented a combined 37% of the Fund. We also emphasized selected technology stocks and the health care sectors, which represented another 30%. Overall, the Fund's holdings in each of these sectors experienced significant earnings expansion and, as a result, performed very well.
       Our investments in the energy area did not perform well. We thought oil prices would hold firm and oil services companies would participate in increased energy exploration. Prices declined, and oil services stocks suffered. The Fund's energy investments were up less than 1%, which served as a drag on performance.
       We also took profits on some of the Fund's larger holdings. For example, in the financial services sector, we reduced the Fund's bank holdings and replaced them with brokers and asset gatherers due to their more sustained momentum. In addition, we generated incremental return by using conservative options strategies to take advantage of market volatility.

Q. DID ANY SPECIFIC STOCK HOLDINGS OFFER NOTABLE PERFORMANCE?

A. The Fund's best-performing stocks were in the technology sector. For example, SAP, a German software systems company, was up more than 100%, as was Lucent Technologies. Microsoft and Cisco Systems each appreciated more than 60%. Another big winner was the pharmaceutical company, Pfizer, one of the Fund's largest holdings. It was up more than 45% in the first six months of 1998.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The U.S. economy expanded at a stronger pace than we had forecast at the beginning of the year, but, with the problems in Asia starting to show up in our economy, we expect growth to slow. Inflation will remain subdued; the trend in interest rates is still down; corporate profits are still growing; the very positive flow of funds into stocks will continue. In this environment we think the stock market will go higher with large capitalization growth stocks remaining in favor with investors. At the present time we do not anticipate any significant changes in the Fund's structure and expect to remain fully invested.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
FUND (INSTITUTIONAL SHARES)        4.57%        4.57%      17.59%       28.32%          29.14%(4)       21.03%(4)       17.00%(4)
LIPPER GROWTH FUND INDEX           4.32%        2.84%      15.57%       28.27%          24.79%          19.47%          16.30%
S&P 500 INDEX                      4.06%        3.31%      17.74%       30.21%          30.23%          23.05%          18.55%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The S&P 500 is considered representative of the broad U.S. market of large-capitalization stocks.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON SMALL CAP GROWTH FUND*
AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund posted a total return of 7.88% for Institutional Shares and 7.71% for Investor Shares.(1) The Fund outperformed the Lipper Small Cap Fund Index(2), which returned 6.45%, and the Russell 2000 Index(3), which returned 4.93%. The Fund's overweighted positions in consumer and services stocks were the primary reasons for this outperformance.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Solid corporate profit growth, low inflation, low interest rates and significant cash inflows to equity mutual funds all worked to push stock valuations higher during the first half, but large capitalization stocks were the primary beneficiaries. Small-capitalization stocks continued to lag their larger counterparts as investors favored the superior liquidity and earnings predictability of large companies relative to smaller ones.

Q. DID EVENTS IN ASIA AFFECT PERFORMANCE?

A. The economic crisis in Southeast Asia actually helped the Fund's performance in some ways. Many of the consumer oriented companies represented in the Fund import their materials from Asia, so they benefited from lower costs during the period. On the other hand, oil services stocks were hindered somewhat by weakening demand in the region.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. We look for companies that we believe are the best in their niche--mini-monopolies that offer predictable, sustainable earnings growth. As such, we continued to favor the consumer sector. Historically, we have overweighted this sector because that is where we can find many companies with niche market domination. In addition, these stocks have enjoyed a cyclical uplift due to the strong economy.
       We also emphasized the service sector, as "outsourcing" continues to be an important investment theme in both consumer and business markets. This trend has led to improving visibility, growth and earnings predictability for companies providing certain outsourcing services.
       Within these market niches, we look for dominant companies that are consolidating their industries, giving them control over revenue growth and pricing. For example, two important Fund holdings--Ha-lo Industries, a distributor of promotional items, and the Scotts Company, a global provider of fertilizer products--have been purchasing smaller companies and strengthening their market dominance.
       Another strategy has been to avoid companies that make components for larger products. These companies tend to have a higher propensity for earnings disappointments, as the manufacturer of the larger product is in control of the demand cycle. In the technology sector, where many of these companies exist, we have chosen to favor software developers and companies that make entire systems.

Q. DID ANY SPECIFIC STOCK HOLDINGS OFFER NOTABLE PERFORMANCE?

A. In the consumer sector, Jones Apparel Group benefited from fast growth in the women's apparel market as consumer spending posted strong gains. The company also benefited from reduced materials costs, and it

[LOGO]
   continued to expand its profit margins. On the services side, CBT Group, an "outsourcing" firm that sells software training course material to businesses, was another strong performer.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. While small-cap stocks have underperformed large-company stocks, earnings growth over the past year has been better for small-company stocks. We believe that this stronger corporate profit growth is likely to be rewarded in the prices of small-cap stocks in the months ahead, and we expect to see some rotation out of large stocks and into small. When this occurs, the Fund should be well positioned to benefit. We will continue to focus on our core holdings of market dominators and look for cyclical opportunities to complement these holdings.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
FUND (INSTITUTIONAL SHARES)        4.13%        2.55%       7.88%       12.73%          20.37%(4)       15.91%(4)       18.42%(4)
LIPPER SMALL CAP FUND INDEX        1.33%       -3.86%       6.45%       15.52%          16.89%          15.52%          18.36%
RUSSELL 2000 INDEX                 0.21%       -4.66%       4.93%       16.50%          18.85%          16.05%          18.68%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have a experienced a greater degree of market volatility
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The Russell 2000 is considered representative of the broad U.S. market of small-capitalization stocks.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERNATIONAL EQUITY FUND*
AN INTERVIEW WITH MARY BLAND, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund posted a total return of 16.56% for Institutional Shares and 16.42% for Investor Shares.(1) The Fund outperformed the Lipper International Fund Index(2), which returned 15.81%, and the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index(3), which returned 16.08%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Asset allocation between Europe and Asia was a crucial factor in performance. European markets did very well during the first half of this year. With nearly 70% of the Fund invested in Europe, the Fund's performance benefited from this strength. While Asian markets continued to suffer from economic and currency problems, the Fund's underweighting in Japan and very small exposure to other Asian markets helped the Fund's return relative to the EAFE Index.

Q. DID EVENTS IN ASIA AFFECT PERFORMANCE IN OTHER REGIONS?

A. The economic crisis in Asia was not as major a concern in Europe, where the continent's own economic recovery took center stage. Europe's sensitivity to the Asian economies is relatively small, with only about 7% of its exports going to Asia.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. In Europe, our strategy was to focus on domestically oriented companies benefiting from the economic expansion sweeping through the continent. Capital goods, which was a heavy weighting in the Fund, performed extremely well. The Fund also enjoyed solid performance from the telecommunications, pharmaceutical and business services sectors. In addition, the finance sector, which we heavily weighted in the Fund, benefited from the restructuring among banking and insurance companies in anticipation of European Monetary Union (EMU) in 1999.
       In Japan, we focused on export-oriented multi-national companies in the electronics and pharmaceutical industries which we believe are in the best position to withstand the country's economic problems. We avoided financial stocks and other companies likely to suffer from weak domestic activity.
       Given the fallout from the crisis in Southeast Asia, the Fund maintained its exposure to emerging markets at under 10%. Nevertheless, the Fund enjoyed strong performance from its small weightings in Greece, Hungary, Poland and Brazil.

Q. DID ANY SPECIFIC STOCK HOLDINGS OFFER NOTABLE PERFORMANCE?

A. Many of our companies displayed strong results, with three stocks performing particularly well. The first was SAP, the German software firm that recently listed on the NYSE. SAP was up 100% in the first half of 1998. The other stellar performers were both in the European telecommunications sector, one of the most dynamic and fastest growing sectors in the world. Nokia, a global telecommunications equipment manufacturer based in Finland, was up 109% and Vodafone, the British wireless provider, was up 73%.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We remain very optimistic toward European markets, particularly France and countries in southern Europe. Economic fundamentals remain sound, and restructuring within the corporate sector in preparation for EMU should continue to boost profit margins. The outlook for Japan is improving due to signs of stabilization in the yen and progress toward addressing the country's banking problems. Nevertheless, we are maintaining a neutral weighting, as many uncertainties remain. The outlook for emerging markets remains very uncertain generally, but we continue to look for attractive specific opportunities. We are cautiously optimistic, for example, on Brazil, as stock valuations there are very attractive and potential economic returns are very encouraging.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED**
BNY HAMILTON INTERNATIONAL
EQUITY FUND (INSTITUTIONAL
SHARES)                           -0.24%        2.38%      16.56%        9.97%         N/A             N/A              19.25%
LIPPER INTERNATIONAL FUND
INDEX                             -0.87%        0.85%      15.81%        9.00%          15.12%          13.53%          16.63%
MSCI EAFE INDEX                    0.78%        1.13%      16.08%        6.38%          11.00%          10.34%          16.58%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

*    International investing involves increased risk and volatility.
** The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.

[LOGO]  BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
AN INTERVIEW WITH WILLIAM BAIRD, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund's Institutional Shares returned 3.61% for the six months ended June 30, 1998, while the Fund's Investor Shares returned 3.59%.(1) The Fund's return compared favorably to the Lehman Brothers Intermediate Government Bond Index(2), which returned 3.38%, and the Lipper Intermediate U.S. Government Fund Index(3), which returned 3.59%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Among Treasury, government agency and government mortgage-backed securities, Treasuries were the best performing sector of this market. Spreads on agency securities widened as a result of the large supply of new issues the market had to absorb. Prepayment concerns as well as a heavy supply of new issues that resulted from refinancings caused mortgage spreads to widen as well. In this environment, discount mortgage-backed securities performed better than premium issues (those with coupons of 7.5% or higher).
       Overall, the Fund's mortgage exposure helped maintain a high level of income, as well as provide some price appreciation. Compared to other government securities, Treasuries experienced the greatest price appreciation as interest rates declined. The Fund, with a 24% exposure to Treasuries, benefited from this.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. We entered the year anticipating that interest rates would decline, causing bond prices to rise. On this basis, we extended the Fund's duration from 3.6 years at the beginning of the year to 3.9 years by June 30, 1998. (Duration is a measure of sensitivity to interest rate changes. As rates go down, funds with longer durations typically experience greater price appreciation.)
       In the mortgage sector, we favored discount mortgages to help protect the Fund from the heavy volume of prepayments among premium mortgages. Among discount mortgages, the Fund realized the best performance from longer-average-life CMOs (collateralized mortgage obligations) which provided strong price appreciation as longer term interest rates declined.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We don't expect to make any significant changes in the Fund's strategies. We believe that interest rates will move lower, offering continued good performance over the near term. If rates drop sufficiently, we may sell some

[LOGO]
   longer-term Treasuries to capture their price appreciation and move into certain higher-yielding mortgage securities to obtain incremental yield.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
GOVERNMENT FUND (INSTITUTIONAL
SHARES)                            0.67%        2.15%       3.61%        9.09%           6.50%(4)        5.13%(4)        5.48%(4)
LIPPER INTERMEDIATE US
GOVERNMENT FUNDS INDEX             0.82%        2.14%       3.59%        9.43%           6.87%           5.68%           6.12%
LEHMAN INTERMEDIATE GOVERNMENT
INDEX                              0.67%        1.85%       3.38%        8.37%           6.74%           5.90%           6.25%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
AN INTERVIEW WITH CHRISTOPHER CAPONE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund posted a total return of 3.76% for Institutional Shares and 3.70% for Investor Shares(1) for the six months ended June 30, 1998. The Fund's return was comparable to our benchmarks: the Lipper Intermediate Investment Grade Fund Index(2) returned 3.77%, and the Lehman Brothers Intermediate Government/Corporate Bond Index(3) returned 3.46%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. Interest rates generally declined during the period, but longer-term yields dropped more than shorter-term yields. Yields on securities in the Fund's maturity range (up to 15 years) declined fairly modestly, resulting in only slight price appreciation.
       When stocks do well, corporate bonds tend to do well, and vice versa. So, every time events in Asia pressured the equity market--prompting the fear that worldwide growth would slow--corporate spreads would widen, and Treasuries would outperform. Then, when these concerns abated, the corporate market would improve. The Fund was able to take advantage of this volatility by varying its exposure to both of these sectors and by maintaining a high-quality profile in the corporate sector.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. Our basic strategy was twofold. First, we opportunistically added corporate bonds to the portfolio as yield spreads widened and prices became attractive. When there was pressure in the corporate bond market--usually due to Asian influences or excess supply--we looked for high-quality names that had performed well for us in the past.
       Second, we took advantage of favorable yield curve positioning. We entered the year expecting interest rates to decline and the yield curve to flatten. Overall, the curve did flatten to a point where two-year Treasuries were yielding about the same as 10-year Treasuries. In this environment we found opportunities to capture yield advantages by periodically repositioning to certain areas of the curve. At one point, for example, nine-year Treasuries yielded more than 10-year Treasuries, and the Fund captured this benefit.
       Additionally, we extended the Fund's duration modestly during the first half, consistent with our positive outlook for interest rates. (Duration is a measure of sensitivity to interest rate changes. As rates go down, funds with longer durations typically experience better price appreciation.)

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Overall, we expect to keep our basic strategies intact. We believe that a slowdown in economic growth should cause interest rates to trend lower over the next year and we will look for opportunities to lengthen the Fund's average maturity somewhat further. At the same time, we plan to maintain a relatively stable duration so as not to increase the Fund's risk profile. In terms of sectors, we plan to increase the Fund's weighting in corporate

[LOGO]
   issues as we expect a decrease in the volume of corporate issuance and a gradual narrowing of credit spreads to lead to this sector outperforming Treasuries.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
INVESTMENT GRADE FUND
(INSTITUTIONAL SHARES)             0.67%        2.15%       3.76%        9.87%           6.73%(4)        5.61%(4)        7.66%(4)
LIPPER INTERMEDIATE INVESTMENT
GRADE INDEX (5)                    0.80%        2.18%       3.77%        9.66%           7.42%           6.33%         N/A
LEHMAN INTERMEDIATE
GOVERNMENT/CORPORATE INDEX         0.64%        1.88%       3.46%        8.53%           6.91%           6.11%           8.25%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(5)    Lipper Analytical Services began tracking this index on December 30,
       1988.

[LOGO]  BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
AN INTERVIEW WITH COLLEEN FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. The Fund's Institutional Share class provided a total return of 1.86% for the six months ended June 30, 1998, while the total return on the Investor Share class was 1.74%.(1) This performance was in line with the Lipper New York Intermediate Municipal Debt Fund average(2) of 2.00%. The slight difference was due to the Fund's shorter average maturity, which resulted in less volatility for the Fund. The Lehman Brothers Five-Year General Obligation Municipal Bond Index(3) returned 2.20%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. A positive interest rate environment contributed to a heavy volume of new issues, which led to favorable market and Fund performance. In fact, the largest-ever municipal bond deal--$3.4 billion for the Long Island Power Authority--came to market in May 1998. Overall, new issue volume for the period totaled $146.4 billion, up more than 50% from the first half of 1997. New York State issuers ranked No. 1 in the nation, representing 14% of total new issues year to date.
       This healthy supply of new issues caused yields on Aaa-rated municipal bonds to trade at historically high ratios relative to U.S. Treasuries. For example, five-year municipals offered 75% of the return of five-year Treasuries, 10-year municipals offered 81% of the return of 10-year Treasuries and 20-year municipals offered 86% of the return of 20-year Treasuries.
       Furthermore, quality upgrades by the rating agencies outpaced downgrades during the period. This was evident among the Fund's Baa-1-rated bonds, which declined from 19.1% of the portfolio at the beginning of the year to 13.7% on June 30, 1998. This decline was primarily due to the upgrading of certain state appropriation debt holdings.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. Because we anticipated interest rates to decline during the first half of the year, we used the Fund's cash reserves and inflows to purchase securities farther out on the yield curve. As a result, bonds maturing between 10 and 20 years increased to 12% of the portfolio, up from 5.1% at the end of 1997.
       We continued to enhance the Fund's diversification by adding the major new issuer in the market--the Long Island Power Authority.
       Yield spreads between quality sectors remained narrow, which meant that trading down in credit quality did not offer investors any meaningful yield pick-up. For this reason, we focused on higher-quality securities.

[LOGO]

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Our outlook for interest rates remains positive. We also expect the municipal bond market to remain attractive relative to taxable fixed-income alternatives due to the prospects for continued strong supply in the new issue market for both refunding and new cash purposes.

                                                                      TRAILING      TRAILING        TRAILING          SINCE
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        INCEPTION
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW
YORK TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)             0.13%        0.98%       1.86%        6.02%           5.23%(4)        4.52%(4)        4.84%(4)
LIPPER NEW YORK INTERMEDIATE
MUNICIPAL DEBT FUND AVERAGE        0.33%        1.19%       2.00%        6.69%           6.02%           5.13%           5.61%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                              0.31%        1.02%       2.20%        6.35%           6.00%           5.33%           5.82%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return for 3 years, 5 years and since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

[LOGO]  BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?

A. As of June 30, 1998, the Fund offered a year-to-date total return of 1.87% for Institutional Shares and 1.72% for Investor Shares.(1) In comparison, the Lipper Intermediate Municipal Bond Fund Index(2) returned 2.19%, reflecting a slightly higher risk profile and a slightly lower quality profile than the Fund. The Lehman Brothers Five-Year General Obligation Municipal Bond Index(3) returned 2.20%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?

A. The first half of the year was characterized by a favorable interest rate environment, which led to a significant number of new issues. In fact, municipal issuance reached its third-highest level in history. This caused the ratio of municipal yields to Treasury yields to rise to higher than average levels, producing attractive opportunities in the municipal bond market. At the same time, however, the abundant supply also served to hold municipal bond prices relatively flat. The Fund performed in line with the intermediate term sector of the market, with little fluctuation in net asset value (NAV) and most of the return coming from coupon income.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. At the beginning of the year, we positioned the Fund to anticipate a generally lower interest rate environment. We lengthened the Fund's duration modestly, from 6.0 years to approximately 6.5 years. (Duration is a measure of sensitivity to interest rate changes. As rates go down, funds with longer durations typically experience better price appreciation.)
       We also increased the Fund's very light weighting in bonds rated Baa-1, which is the lowest tier of investment grade credit quality, to pick up some incremental yield. At the beginning of the year, these securities comprised 3.5% of the portfolio; on June 30, 1998, they comprised almost 10%. To finance these purchases, we reduced the Fund's holdings in premium coupon bonds and prerefunded bonds--securities that would not have performed well in the period's declining rate environment. The Baa-1-rated bonds offered performance advantages that helped the Fund's return.
       While we increased the Fund's exposure to Baa-1-rated bonds, the Fund's overall credit quality continues to be very high. As of June 30th, nearly 76% of the Fund's holdings were rated Aaa or Aa, and the Fund's overall credit-quality rating was Aa.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Our outlook for the municipal market remains positive, and the Fund is positioned to reflect that view. The Fund's duration and maturity structure provide us with the flexibility to extend maturity slightly if we expect

[LOGO]
   rates to trend lower or to shorten maturity if we foresee rising interest rates. We expect continued heavy new issuance to keep the ratio of municipal yields to Treasury yields at attractive levels for investors.

                                                                      TRAILING      TRAILING        TRAILING        TRAILING
                                CURRENT     TRAILING       YEAR          12          3 YEARS         5 YEARS        10 YEARS
PERIODS ENDED JUNE 30, 1998      MONTH      3 MONTHS     TO DATE       MONTHS      ANNUALIZED      ANNUALIZED      ANNUALIZED
BNY HAMILTON INTERMEDIATE
TAX-EXEMPT FUND (INSTITUTIONAL
SHARES)                            0.23%        1.12%       1.87%        6.14%           5.38%(4)        4.47%(4)        6.37%(4)
LIPPER INTERMEDIATE MUNICIPAL
FUND INDEX                         0.34%        1.22%       2.19%        6.95%           6.26%           5.28%           6.90%
LEHMAN 5 YEAR G.O. MUNI BOND
INDEX                              0.31%        1.02%       2.20%        6.35%           6.00%           5.33%           6.79%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.
(3) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(4) The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 6/30/88 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

[LOGO]  BNY HAMILTON MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?
A. Hamilton Shares of the Fund posted a total return of 2.70%; Hamilton Premier Shares, 2.56%; and Hamilton Classic Shares, 2.40%.(1) The seven-day current and effective yields on June 30, 1998, were 5.41% and 5.56%, respectively, for Hamilton Shares, 5.16% and 5.29% for Hamilton Premier Shares and 4.85% and 4.97% for Hamilton Classic Shares.(2)
       The Fund's assets increased 11% during the period, from $1.77 billion to $1.96 billion.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?
A. While there was no change in the Federal Funds rate during the first half of the year, the short-term market actually was quite dynamic, reflecting market anxiety on the direction of the economy and interest rates. Surprising strength in economic activity during the early part of the year raised fears of tighter monetary policy. However, as the fallout from the Asian crisis worked its way west, the anticipation of slower growth diminished these concerns.
       Six-month Treasury Bill yields ranged between a high of 5.42% and a low of 5.10% before ending the period at 5.24%. The Fund was well positioned to take advantage of the downward drift in short term interest rates by maintaining a weighted average maturity in the 50 day range.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?
A. The Fund remained highly diversified, with exposure to various fixed- and variable-rate money market securities. With a focus on yield, we moved more of the Fund's assets out of U.S. Treasury securities and into higher-yielding bank and corporate securities. We also maintained a high level of liquidity in the overnight market, and the Fund benefited from the relatively high rates at the very short end of the yield curve.
       On June 30, 1998, the Fund was invested in top-rated commercial paper (35%), repurchase agreements (33%), bank obligations (17%), U.S. government and agency securities (8%) and corporate bonds and notes (7%).
       Our goal is to provide high current income and liquidity while preserving investors' capital. This emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corp. and an Aaa rating from Moody's Investors Service.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Conditions in the money markets continue to look favorable. We anticipate a continuation of the moderate economic growth and low-inflation, which should maintain the downward pressure on interest rates. We will be looking for opportunities to enhance the Fund's yield while maintaining sound investment quality and diversification.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

[LOGO]  BNY HAMILTON TREASURY MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1998?
A. Hamilton Shares of the Fund posted a total return of 2.65% and Hamilton Premier Shares returned 2.53%.(1) The seven-day current and effective yields on June 30, 1998, were 5.36% and 5.50%, respectively, for Hamilton Shares and 5.11% and 5.24% for Hamilton Premier Shares.(2)
       The Fund's assets grew considerably during the period, from $295 million to $725 million--an increase of 146%.

Q. HOW DID MARKET FACTORS INFLUENCE FUND PERFORMANCE?
A. While there was no change in the Federal Funds rate during the first half of the year, the short-term market actually was quite dynamic, reflecting market anxiety on the direction of the economy and interest rates. Surprising strength in economic activity during the early part of the year raised fears of tighter monetary policy. However, as the fallout from the Asian crisis worked its way west, the anticipation of slower growth diminished these concerns.
       Six-month Treasury Bill yields ranged between a high of 5.42% and a low of 5.10% before ending the period at 5.24%. To take advantage of this small overall decline in rates, we lengthened the Fund's weighted average maturity from 17 days to 31 days.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?
A. Our goal is to provide high current income and liquidity while preserving investors' capital. This emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corp. and an Aaa rating from Moody's Investors Service.
       We maintained a high level of liquidity in the overnight market, and the Fund benefited from the relatively high rates at the very short end of the yield curve.
       On June 30, 1998, the Fund was invested in repurchase agreements backed by U.S. Treasury securities (85%), U.S. Treasury Notes (12%) and U.S. Treasury Bills (3%).

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Money market conditions continue to look favorable. We anticipate a continuation of moderate economic growth and low-inflation, which should maintain the downward pressure on interest rates. We will be looking for opportunities to enhance the Fund's yield. For example, as the Fund continues to mature (its inception was April 1, 1997), we plan to lengthen the weighted average maturity further in order to capture additional yield as appropriate.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND WAIVED CERTAIN FEES FOR THE SIX MONTHS ENDED JUNE 30, 1998. HAD FEES NOT BEEN WAIVED, THE SEVEN-DAY CURRENT YIELD WOULD HAVE BEEN LOWER.

        BNY HAMILTON EQUITY INCOME FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--78.1%
              ADVERTISING & MARKETING
              SERVICES--1.0%
    116,500   Omnicon Group, Inc. ....................  $  5,810,437
                                                        ------------
              BANKING--5.3%
    150,000   First Union Corp. ......................     8,737,500
    190,000   Mellon Bank Corp. ......................    13,228,750
    120,000   National City Corp. ....................     8,520,000
                                                        ------------
                                                          30,486,250
                                                        ------------
              BEVERAGES--1.4%
    200,000   PepsiCo, Inc. ..........................     8,237,500
                                                        ------------
              BUSINESS EQUIPMENT &
              SERVICES--1.7%
    100,000   Xerox Corp. ............................    10,162,500
                                                        ------------
              COMPUTER SERVICES--2.1%
    260,000   HBO & Co. ..............................     9,165,000
     50,000   Hewlett-Packard Co. ....................     2,993,750
                                                        ------------
                                                          12,158,750
                                                        ------------
              CONGLOMERATES--1.9%
    122,200   General Electric Co. ...................    11,120,200
                                                        ------------
              COSMETICS & TOILETRIES--1.0%
     75,000   Avon Products, Inc. ....................     5,812,500
                                                        ------------
              ELECTRONICS--2.3%
   *130,000   American Power Conversion Corp. ........     3,900,000
    110,000   Sony Corp. (ADR)........................     9,466,875
                                                        ------------
                                                          13,366,875
                                                        ------------
              ENTERTAINMENT--0.4%
   *100,000   Imax Corp. .............................     2,281,250
                                                        ------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES--3.2%
    100,000   American Express Co. ...................  $ 11,400,000
    120,000   Travelers Group, Inc. ..................     7,275,000
                                                        ------------
                                                          18,675,000
                                                        ------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--1.5%
    145,000   Federal National Mortgage Association...     8,808,750
                                                        ------------
              FOOD PRODUCTS--2.6%
    260,000   Bestfoods...............................    15,096,250
                                                        ------------
              HOUSEHOLD & PERSONAL CARE
              PRODUCTS--2.1%
     62,100   Clorox Co. .............................     5,922,787
     70,000   Procter & Gamble Co. ...................     6,374,375
                                                        ------------
                                                          12,297,162
                                                        ------------
              INSURANCE--4.3%
    120,000   Allstate Corp. .........................    10,987,500
     43,575   American International Group, Inc. .....     6,361,950
     30,000   General Re Corp. .......................     7,605,000
                                                        ------------
                                                          24,954,450
                                                        ------------
              INVESTMENT MANAGEMENT--1.7%
    230,000   Paine Webber Group, Inc. ...............     9,890,000
                                                        ------------
              MANUFACTURING--CONSUMER PRODUCTS-- 2.2%
    250,000   Newell Co. .............................    12,453,125
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--3.3%
    169,200   Johnson & Johnson.......................    12,478,500
    100,000   Medtronic, Inc. ........................     6,375,000
                                                        ------------
                                                          18,853,500
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              NATURAL GAS--0.6%
    182,200   Questar Corp. ..........................  $  3,575,675
                                                        ------------
              OIL & GAS--1.2%
    100,000   Shulmberger Ltd. .......................     6,831,250
                                                        ------------
              OIL--INTERNATIONAL--5.4%
    162,400   Exxon Corp. ............................    11,581,150
    128,000   Mobil Corp. ............................     9,808,000
    150,000   Total S.A. (ADR)........................     9,806,250
                                                        ------------
                                                          31,195,400
                                                        ------------
              PHARMACEUTICALS--3.0%
     90,000   Bristol-Myers Squibb Co. ...............    10,344,375
     65,000   Pfizer, Inc. ...........................     7,064,687
                                                        ------------
                                                          17,409,062
                                                        ------------
              RAILROADS--2.5%
    180,000   Canadian National Railway...............     9,562,500
    100,000   Kansas City Southern Industries,
              Inc. ...................................     4,962,500
                                                        ------------
                                                          14,525,000
                                                        ------------
              REAL ESTATE INVESTMENT
              TRUSTS--10.5%
    125,000   Apartment Investment & Management
              Co. ....................................     4,937,500
     23,817   Avalon Bay Communities, Inc. ...........       905,046
    100,000   Carramerica Realty Corp. ...............     2,837,500
    100,000   Cornerstone Properties, Inc. ...........     1,762,500
    320,000   Duke Realty Investments, Inc. ..........     7,560,000
 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
    110,000   Equity Residential Properties Trust.....  $  5,218,125
    130,000   First Industrial Realty Trust, Inc. ....     4,135,625
    200,000   General Growth Properties...............     7,475,000
    215,000   Liberty Property Trust..................     5,495,938
    150,000   Mack-Cali Realty Corp. .................     5,156,250
    150,000   Post Properties, Inc. ..................     5,775,000
    200,000   Security Capital Industrial Trust.......     5,000,000
    100,000   Starwood Hotels & Resorts...............     4,831,250
                                                        ------------
                                                          61,089,734
                                                        ------------
              RESORTS & ENTERTAINMENT--1.8%
    101,600   Walt Disney Co. (The)...................    10,674,350
                                                        ------------
              RETAIL--SPECIALTY STORES--3.8%
   *250,000   Borders Group, Inc. ....................     9,250,000
    325,200   CVS Corp. ..............................    12,662,475
                                                        ------------
                                                          21,912,475
                                                        ------------
              TELECOMMUNICATIONS--3.9%
    184,600   Lucent Technologies, Inc. ..............    15,356,413
   *150,000   Worldcom, Inc. .........................     7,265,625
                                                        ------------
                                                          22,622,038
                                                        ------------
              UTILITIES--GAS & ELECTRIC--6.6%
    120,000   Dominion Resources, Inc. ...............     4,890,000
    155,000   DQE, Inc. ..............................     5,580,000
    224,000   Northern States Power Co. ..............     6,412,000
    227,150   Texas Utilities Co. ....................     9,455,119
    345,000   Williams Cos., Inc. ....................    11,643,750
                                                        ------------
                                                          37,980,869
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES--WATER--0.8%
    142,100   American Water Works, Inc. .............  $  4,405,100
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $293,825,345).....................   452,685,452
                                                        ------------

              CONVERTIBLE PREFERRED
              STOCKS--12.0%
              AUTOMOTIVE PARTS &
              EQUIPMENT--1.0%
     80,000   Federal-Mogul Financial Trust**.........     5,980,000
                                                        ------------
              BANKING--0.7%
     30,000   Jefferson-Pilot NB (ACES)(a)............     3,978,750
                                                        ------------
              COMMERCIAL SERVICES--0.3%
     50,000   Cendant Corp. ..........................     1,871,875
                                                        ------------
              FINANCIAL SERVICES--1.1%
    120,000   Conseco Finance Trust, Series F.........     6,360,000
                                                        ------------
              FOOD PROCESSING--0.8%
     70,000   Ralston Purina Co. (b)..................     4,445,000
                                                        ------------
              INSURANCE--0.4%
     40,000   PLC Cap Trust II........................     2,500,000
                                                        ------------
              MANUFACTURING--CONSUMER PRODUCTS-- 1.2%
    120,000   Newell Financial Trust I................     7,005,000
                                                        ------------
              MEDIA--0.7%
     40,000   Evergreen Media Corp.**.................     4,110,000
                                                        ------------
 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              CONVERTIBLE PREFERRED
              STOCKS (CONTINUED)
              PARKING FACILITIES--0.3%
     60,000   Central Parking Financial Trust.........  $  1,500,000
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--0.3%
     80,000   Glenborough Realty Trust, Series A......     1,950,000
                                                        ------------
              RETAIL--GENREAL MERCHANDISE--0.6%
     80,000   Dollar General Strypes Trust............     3,145,000
                                                        ------------
              TELECOMMUNICATIONS--3.4%
    115,000   Airtouch Communications, Inc. ..........     9,487,500
     80,000   Qualcomm Financial Trust**..............     3,880,000
     30,000   TCI Pacific Communications, Inc., Series
              A.......................................     6,328,594
                                                        ------------
                                                          19,696,094
                                                        ------------
              UTILITIES--GAS & ELECTRIC--1.2%
     40,000   AES Trust I, Series A...................     3,120,000
     70,000   AES Trust II**..........................     3,990,000
                                                        ------------
                                                           7,110,000
                                                        ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $54,421,503)......................    69,651,719
                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS--6.5%
              BASIC MATERIALS--0.7%
$ 4,000,000   U.S. Filter Corp., 4.50%, 12/15/01......     4,085,000
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              COMPUTERS--SOFTWARE & PERIPHERALS-- 0.5%
$ 2,500,000   Veritas Software Corp., 5.25%,
              11/01/04................................  $  2,890,625
                                                        ------------
              ENTERTAINMENT--0.3%
  1,500,000   Imax Corp., 5.75%, 04/01/03**...........     1,856,250
                                                        ------------
              HEALTH CARE PRODUCTS &
              SERVICES--0.7%
  3,500,000   Alza Corp., 5.00%, 05/01/06.............     4,445,000
                                                        ------------
              HUMAN RESOURCES--0.7%
  1,980,000   Interim Services, Inc., 4.50%,
              06/01/05................................     2,066,625
  1,500,000   Personnel Group, 5.75%, 07/01/04**......     1,816,875
                                                        ------------
                                                           3,883,500
                                                        ------------
              INDUSTRIAL SERVICES--0.5%
  2,250,000   USA Waste Services, Inc., 4.00%,
              02/01/02................................     2,795,625
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--0.7%
  4,000,000   Centocor Inc., 4.75%, 02/15/05**........     3,995,000
                                                        ------------
              OIL & GAS--0.9%
  4,500,000   Diamond Offshore Drilling, 3.75%,
              02/15/07................................     5,231,250
                                                        ------------
              RETAIL--SPECIALTY STORES--0.4%
  1,750,000   Central Garden & Pet Co., 6.00%,
              11/15/03................................     2,242,188
                                                        ------------
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CONVERTIBLE BONDS (CONTINUED)
              TECHNOLOGY INDUSTRIES--1.1%
$ 3,000,000   EMC Corp., 3.25%, 03/15/02**............  $  6,191,250
                                                        ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $30,789,397)......................    37,615,688
                                                        ------------

              MONEY MARKET FUND--3.2%
 18,419,400   ACM Institutional Reserves (Prime
              Portfolio), 5.49% (c) (Cost
              $18,419,400)............................    18,419,400
                                                        ------------

                 TOTAL INVESTMENTS
                 (Cost $397,455,645) (d)-- 99.8%.........   578,372,259
                 Other assets less liabilities-- 0.2%....       990,645
                                                           ------------
                 NET ASSETS--100.0%......................  $579,362,904
                                                           ------------
                                                           ------------

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
** SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(a)  CONVERTIBLE TO NORWEST CORP. COMMON STOCK.
(b)  CONVERTIBLE TO INTERSTATE BAKERIES COMMON STOCK.
(c)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $180,916,614 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $184,868,856 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,952,242.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value, (Identified cost
    $397,455,645)...........................................  $578,372,259
  Cash......................................................            74
  Receivables:
    Dividends...............................................     1,073,748
    Interest................................................       457,037
    Investments sold........................................       147,000
    Capital stock sold......................................         6,140
  Other assets..............................................        55,645
                                                              ------------
      TOTAL ASSETS..........................................   580,111,903
                                                              ------------
LIABILITIES:
  Payables:
    Services provided by the Bank of New York and
      Administrator.........................................       390,983
    Capital stock repurchased...............................       293,708
  Accrued expenses and other liabilities....................        64,308
                                                              ------------
      TOTAL LIABILITIES.....................................       748,999
                                                              ------------
NET ASSETS:.................................................  $579,362,904
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     33,922
  Capital surplus...........................................   380,826,558
  Undistributed net investment income.......................       448,059
  Accumulated net realized gain on investments..............    17,137,751
  Net unrealized appreciation on investments................   180,916,614
                                                              ------------
NET ASSETS..................................................  $579,362,904
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $542,104,617
                                                              ------------
                                                              ------------
  Shares outstanding........................................    31,736,865
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      17.08
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 37,258,287
                                                              ------------
                                                              ------------
  Shares outstanding........................................     2,184,706
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      17.05
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $60,709)...  $ 5,922,785
  Interest..................................................    1,278,001
                                                              -----------
    TOTAL INCOME............................................    7,200,786
                                                              -----------
EXPENSES:
  Advisory..................................................    1,713,657
  Administration............................................      542,237
  12b-1 fee--Investor Shares................................       44,877
  Transfer agent............................................       72,187
  Registration and filings..................................       48,787
  Accounting services.......................................       29,746
  Custodian.................................................       24,859
  Reports to shareholders...................................       21,330
  Audit.....................................................       10,889
  Insurance.................................................        8,553
  Cash management...........................................        7,457
  Legal.....................................................        5,127
  Directors.................................................        3,845
  Other.....................................................       19,458
                                                              -----------
    TOTAL EXPENSES..........................................    2,553,009
    Earnings credit adjustment (Note 3).....................         (673)
                                                              -----------
    NET EXPENSES............................................    2,552,336
                                                              -----------
    NET INVESTMENT INCOME...................................    4,648,450
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................   16,694,831
    Written call options....................................       51,623
                                                              -----------
  Net realized gain on investments..........................   16,746,454
                                                              -----------
  Increase (decrease) in unrealized
    appreciation on:
    Investments.............................................   37,901,184
    Written call options....................................      (26,623)
                                                              -----------
  Net unrealized gain on investments during the period......   37,874,561
                                                              -----------
  Net realized and unrealized gain on investments...........   54,621,015
                                                              -----------
  Net increase in net assets resulting from operations......  $59,269,465
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                         JUNE 30, 1998        YEAR ENDED
                                                                          (UNAUDITED)      DECEMBER 31, 1997
                                                                        ----------------   -----------------
OPERATIONS:
  Net investment income...............................................   $   4,648,450       $  9,312,064
  Net realized gain on investments....................................      16,746,454         61,155,457
  Increase in unrealized appreciation on investments during the
    period............................................................      37,874,561         48,809,919
                                                                        ----------------   -----------------
    Net increase in net assets resulting from operations..............      59,269,465        119,277,440
                                                                        ----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (4,104,100)        (7,424,671)
                                        Investor Shares...............        (250,546)        (1,468,710)
  Distributions from capital gains: Institutional Shares..............             -0-        (57,654,267)
                                    Investor Shares...................             -0-         (3,788,827)
                                                                        ----------------   -----------------
                                                                            (4,354,646)       (70,336,475)
                                                                        ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....      19,994,587        476,447,806
                                    Investor Shares...................       2,350,680         24,850,107
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................       1,180,458         59,462,345
                  Investor Shares.....................................         226,386          4,429,446
  Cost of capital stock repurchased: Institutional Shares.............     (53,134,875)       (58,544,334)
                                     Investor Shares (Note 1).........      (2,906,459)      (215,212,365)
                                                                        ----------------   -----------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions....................................................     (32,289,223)       291,433,005
                                                                        ----------------   -----------------
      INCREASE IN NET ASSETS..........................................      22,625,596        340,373,970
NET ASSETS:
  Beginning of year...................................................     556,737,308        216,363,338
                                                                        ----------------   -----------------
  End of period (includes undistributed net investment income of
    $448,059 at June 30, 1998 and $154,255 at December 31, 1997)......   $ 579,362,904       $556,737,308
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................       1,265,481         33,419,974
               Investor Shares........................................         145,265          1,672,509
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................          71,293          3,823,869
Investor Shares.......................................................          13,663            286,117
  Shares repurchased: Institutional Shares............................      (3,231,471)        (3,612,281)
                      Investor Shares (Note 1)........................        (177,580)       (15,074,119)
                                                                        ----------------   -----------------
    Net increase (decrease)...........................................      (1,913,349)        20,516,069
  Shares outstanding, beginning of period.............................      35,834,920         15,318,851
                                                                        ----------------   -----------------
  Shares outstanding, end of period...................................      33,921,571         35,834,920
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*
                                          JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  15.54           $  14.21
                                          --------------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.14               0.25
Net realized and unrealized gain on
  investments...........................         1.53               3.25
                                          --------------        --------
  Total from investment operations......         1.67               3.50
                                          --------------        --------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....        (0.13)             (0.24)
Distribution from capital gains.........          -0-              (1.93)
                                          --------------        --------
  Total dividends and distribution......        (0.13)             (2.17)
                                          --------------        --------
Net asset value at end of period........     $  17.08           $  15.54
                                          --------------        --------
                                          --------------        --------
TOTAL RETURN:...........................        10.74%**           24.73%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $542,105           $522,524
Ratio to average net assets of:
  Expenses..............................         0.88%***           0.87%***
  Net investment income.................         1.64%***           2.07%***
Portfolio turnover rate.................           19%                65%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND

--------------------------------------------------------------------------------

                                                                         INVESTOR SHARES
                                          ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1998     ------------------------------------------------------------
                                           (UNAUDITED)        1997        1996         1995         1994         1993
                                          --------------    --------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net asset value at beginning of
  period................................        $ 15.53     $  14.12    $   12.99    $   10.70    $   11.30    $   10.43
                                                -------     --------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           0.11         0.35         0.30         0.32         0.31         0.29
Net realized and unrealized gain (loss)
  on investments........................           1.52         3.27         2.22         2.41        (0.60)        0.94
                                                -------     --------    ---------    ---------    ---------    ---------
  Total from investment operations......           1.63         3.62         2.52         2.73        (0.29)        1.23
                                                -------     --------    ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....          (0.11)       (0.28)       (0.29)       (0.32)       (0.31)       (0.28)
Distributions from capital gains........            -0-        (1.93)       (1.10)       (0.12)         -0-        (0.08)
                                                -------     --------    ---------    ---------    ---------    ---------
  Total dividends and distributions.....          (0.11)       (2.21)       (1.39)       (0.44)       (0.31)       (0.36)
                                                -------     --------    ---------    ---------    ---------    ---------
Net asset value at end of period........        $ 17.05     $  15.53    $   14.12    $   12.99    $   10.70    $   11.30
                                                -------     --------    ---------    ---------    ---------    ---------
                                                -------     --------    ---------    ---------    ---------    ---------
TOTAL RETURN:+..........................          10.53%*      25.85%       19.58%       25.78%       (2.58)%      11.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................        $37,258     $ 34,213    $ 216,363    $ 169,841    $ 135,131    $ 112,849
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................           1.15%**      1.01%        0.97%        1.00%        1.04%        1.09%
  Expenses, prior to waiver from The
    Bank of New York....................           1.15%**      1.01%        0.97%        1.00%        1.04%        1.12%
  Net investment income, net of waiver
    from The Bank of New York...........           1.38%**      1.77%        2.17%        2.66%        2.89%        2.82%
Portfolio turnover rate.................             19%          65%          58%          58%          51%          50%

*    NOT ANNUALIZED.
**   ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS--94.6%
              AIRCRAFT MANUFACTURING--1.4%
    139,974   Boeing Co. .............................  $  6,237,591
                                                        ------------
              BANKING--5.0%
    217,000   First Union Corp. ......................    12,640,250
    248,932   Norwest Corp. ..........................     9,303,833
                                                        ------------
                                                          21,944,083
                                                        ------------
              BEVERAGES--4.0%
    114,467   Coca-Cola Co. ..........................     9,786,929
    187,000   PepsiCo, Inc. ..........................     7,702,063
                                                        ------------
                                                          17,488,992
                                                        ------------
              CHEMICALS--BASIC--2.9%
    230,565   Monsanto Co. ...........................    12,882,819
                                                        ------------
              CHEMICALS--PETROLEUM--2.7%
    160,146   duPont (E.I.) De Nemours & Co. .........    11,950,895
                                                        ------------
              COMMUNICATIONS &
              ENTERTAINMENT--2.1%
    106,579   Time Warner, Inc. ......................     9,105,843
                                                        ------------
              COMMUNICATIONS EQUIPMENT & SYSTEMS--1.6%
    100,000   Nokia Oyj, A Shares (ADR)...............     7,256,250
                                                        ------------
              COMPUTER SERVICES--3.0%
    131,444   HBO & Co. ..............................     4,633,401
    146,660   Hewlett-Packard Co. ....................     8,781,268
                                                        ------------
                                                          13,414,669
                                                        ------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS--SOFTWARE & PERIPHERALS-- 9.0%
   *143,187   Cisco Systems, Inc. ....................  $ 13,182,153
   *143,648   Microsoft Corp. ........................    15,567,852
     49,000   Systeme, Anwendungen, Produkte in der
              Datenverarbeitung (ADR).................    11,073,657
                                                        ------------
                                                          39,823,662
                                                        ------------
              CONGLOMERATES--2.7%
    133,146   General Electric Co. ...................    12,116,286
                                                        ------------
              COSMETICS & TOILETRIES--1.4%
    110,016   Gillette Co. ...........................     6,236,532
                                                        ------------
              FINANCIAL SERVICES--2.7%
    193,471   Travelers Group, Inc. ..................    11,729,179
                                                        ------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--2.2%
    161,725   Federal National Mortgage Association...     9,824,794
                                                        ------------
              FOOD PRODUCTS--3.0%
    198,018   Bestfoods...............................    11,497,420
    *44,752   Corn Products International, Inc. ......     1,515,974
                                                        ------------
                                                          13,013,394
                                                        ------------
              HOUSEHOLD & PERSONAL CARE PRODUCTS-- 2.4%
    116,938   Procter & Gamble Co. ...................    10,648,667
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE--5.1%
     96,345   American International Group, Inc. .....  $ 14,066,370
    111,887   Equitable Cos, Inc. ....................     8,384,532
                                                        ------------
                                                          22,450,902
                                                        ------------
              MANUFACTURING--CONSUMER PRODUCTS-- 3.6%
    163,000   Corning, Inc. ..........................     5,664,250
    201,400   Newell Co. .............................    10,032,238
                                                        ------------
                                                          15,696,488
                                                        ------------
              MEDICAL PRODUCTS & SUPPLIES--4.2%
    157,455   Johnson & Johnson.......................    11,612,306
    111,000   Medtronic, Inc. ........................     7,076,250
                                                        ------------
                                                          18,688,556
                                                        ------------
              NATURAL GAS--0.7%
    167,266   Questar Corp. ..........................     3,282,595
                                                        ------------
              OIL & GAS--4.7%
    *80,000   Cooper Cameron Corp. ...................     4,080,000
     79,976   Enron Corp. ............................     4,323,703
    104,390   Shulmberger Ltd. .......................     7,131,142
    122,000   Transocean Offshore, Inc. ..............     5,429,000
                                                        ------------
                                                          20,963,845
                                                        ------------
              OIL--INTERNATIONAL--6.1%
    176,084   Exxon Corp. ............................    12,556,990
    141,000   Mobil Corp. ............................    10,804,125
     62,992   Royal Dutch Petroleum Co. ..............     3,452,749
                                                        ------------
                                                          26,813,864
                                                        ------------
 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------                                             ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS--7.2%
    *35,126   Amgen, Inc. ............................  $  2,296,362
     73,269   Merck & Co. ............................     9,799,729
    134,116   Pfizer, Inc. ...........................    14,576,733
     85,000   Smithline Beechman PLC (ADR)............     5,142,500
                                                        ------------
                                                          31,815,324
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS--2.6%
    174,000   Duke Realty Investments, Inc. ..........     4,110,750
    140,000   Liberty Property Trust..................     3,578,750
    154,775   New Plan Realty Trust...................     3,791,988
                                                        ------------
                                                          11,481,488
                                                        ------------
              RESORTS & ENTERTAINMENT--2.1%
     90,000   Walt Disney Co. (The)...................     9,455,625
                                                        ------------
              RETAIL--SPECIALTY STORES--2.0%
    226,890   CVS Corp. ..............................     8,834,529
                                                        ------------
              SEMICONDUCTORS--1.9%
    112,776   Intel Corp. ............................     8,359,521
                                                        ------------
              TECHNOLOGY INDUSTRIES--1.0%
     80,663   Motorola, Inc. .........................     4,239,849
                                                        ------------
              TELECOMMUNICATIONS--3.3%
     86,802   Lucent Technologies, Inc. ..............     7,220,841
   *150,000   Worldcom, Inc. .........................     7,265,625
                                                        ------------
                                                          14,486,466
                                                        ------------
              TRANSPORTATION--1.0%
    103,552   Union Pacific Corp. ....................     4,569,232
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                                 MARKET
  SHARES                                                   VALUE
-----------   COMMON STOCKS (CONTINUED)                 ------------
              UTILITIES--GAS & ELECTRIC--3.0%
    121,500   DQE, Inc. ..............................  $  4,374,000
    118,126   Florida Progress Corp. .................     4,857,932
     93,253   Texas Utilities Co. ....................     3,881,656
                                                        ------------
                                                          13,113,588
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $209,077,166).....................   417,925,528
                                                        ------------

 PRINCIPAL
  AMOUNT
-----------
              MONEY MARKET FUND--4.2%
$18,658,800   ACM Institutional Reserves (Prime
              Portfolio), 5.49% (a) (Cost
              $18,658,800)............................    18,658,800
                                                        ------------

              REPURCHASE AGREEMENT--1.1%
  5,000,000   Repurchase agreement with Deutsche Bank,
              5.98%, due 7/01/98, repurchase price
              $5,000,831 (Collateral-- FHMLC
              Discounted Note, 7/14/98; UST Note,
              8.875%, 11/15/98; aggregate market value
              plus accrued interest $5,100,469) (Cost
              $5,000,000).............................     5,000,000
                                                        ------------
              TOTAL INVESTMENTS BEFORE OUTSTANDING
              WRITTEN CALL OPTIONS
              (Cost $232,735,966) (b)-- 99.9%.........   441,584,328
                                                        ------------

                                               STRIKE      MARKET
 CONTRACTS                                     PRICE       VALUE
-----------                                    ------   ------------
             OUTSTANDING WRITTEN CALL OPTIONS--0.0%
      *(100) Merck & Co., expiration July
             1998............................    140    $    (10,000)
      *(100) Pfizer, Inc., expiration July
             1998............................    120          (3,750)
      *(100) Pfizer, Inc., expiration July
             1998............................    125          (1,250)
                                                        ------------
             TOTAL OUTSTANDING WRITTEN CALL OPTIONS
             (Premiums received $67,948).............        (15,000)
                                                        ------------

            TOTAL INVESTMENTS NET OF OUTSTANDING
            WRITTEN CALL OPTIONS
            (Cost $232,668,018)--99.9%................   441,569,328
            Other assets less liabilities-- 0.1%......       257,279
                                                        ------------
            NET ASSETS--100.0%........................  $441,826,607
                                                        ------------
                                                        ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
FHLMC FEDERAL HOME LOAN MORTGAGE CORPORATION.
UST  UNITED STATES TREASURY.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $208,848,362 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $212,221,722 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,373,360.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $232,735,966)..........................  $441,584,328
  Cash......................................................           192
  Receivables:
    Investments sold........................................     5,000,000
    Dividends...............................................       413,761
    Capital stock sold......................................       319,231
    Interest................................................        60,601
  Deferred organization costs and other assets..............       128,103
                                                              ------------
      TOTAL ASSETS..........................................   447,506,216
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     5,331,000
    Services provided by the Bank of New York and
      Administrator.........................................       280,188
    Capital stock repurchased...............................        25,039
  Outstanding call options written (premiums received
    $67,948)................................................        15,000
  Accrued expenses and other liabilities....................        28,382
                                                              ------------
      TOTAL LIABILITIES.....................................     5,679,609
                                                              ------------
NET ASSETS:.................................................  $441,826,607
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     34,508
  Capital surplus...........................................   215,821,005
  Distributions in excess of net investment income..........      (393,162)
  Accumulated net realized gain on investments..............    17,462,947
  Net unrealized appreciation on investments................   208,901,309
                                                              ------------
NET ASSETS..................................................  $441,826,607
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $427,206,603
                                                              ------------
                                                              ------------
  Shares outstanding........................................    33,362,997
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.80
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $ 14,620,004
                                                              ------------
                                                              ------------
  Shares outstanding........................................     1,144,672
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.77
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001
  par value.................................................   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $16,847)...  $  2,950,711
  Interest..................................................       400,965
                                                              ------------
    TOTAL INCOME............................................     3,351,676
                                                              ------------
EXPENSES:
  Advisory..................................................     1,230,715
  Administration............................................       410,239
  12b-1 fee--Investor Shares................................        15,024
  Registration and filings..................................        51,562
  Transfer agent............................................        51,171
  Accounting services.......................................        29,753
  Custodian.................................................        26,107
  Reports to shareholders...................................        10,387
  Organization..............................................         8,856
  Audit.....................................................         8,377
  Cash management...........................................         4,125
  Directors.................................................         3,838
  Legal.....................................................         3,609
  Insurance.................................................         3,444
  Other.....................................................        13,247
                                                              ------------
    TOTAL EXPENSES..........................................     1,870,454
  Fees waived by the Bank of New York (Note 3)..............      (172,196)
  Earnings credit adjustment (Note 3).......................        (1,229)
                                                              ------------
    NET EXPENSES............................................     1,697,029
                                                              ------------
    NET INVESTMENT INCOME...................................     1,654,647
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
    Investments.............................................    18,670,760
    Written call options....................................       358,599
                                                              ------------
  Net realized gain on investments..........................    19,029,359
                                                              ------------
  Increase in unrealized appreciation on:
    Investments.............................................    46,403,177
    Written call options....................................        41,874
                                                              ------------
  Net unrealized gain on investments during the period......    46,445,051
                                                              ------------
  Net realized and unrealized gain on investments...........    65,474,410
                                                              ------------
  Net increase in net assets resulting from operations......  $ 67,129,057
                                                              ------------
                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                        SIX MONTHS ENDED    APRIL 1, 1997*
                                                                         JUNE 30, 1998          THROUGH
                                                                          (UNAUDITED)      DECEMBER 31, 1997
                                                                        ----------------   -----------------
OPERATIONS:
  Net investment income...............................................   $   1,654,647       $  2,368,340
  Net realized gain on investments....................................      19,029,359         54,399,001
  Increase in unrealized appreciation on investments during the
    period............................................................      46,445,051         28,778,609
                                                                        ----------------   -----------------
    Net increase in net assets resulting from operations..............      67,129,057         85,545,950
                                                                        ----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........      (2,017,422)        (2,318,068)
                                        Investor Shares...............         (62,021)           (17,933)
  Distributions from capital gains: Institutional Shares..............             -0-        (55,015,232)
                                    Investor Shares...................             -0-           (950,886)
                                                                        ----------------   -----------------
                                                                            (2,079,443)       (58,302,119)
                                                                        ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....      26,614,980        371,116,638
                                    Investor Shares...................       8,264,886          7,761,628
  Proceeds from shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................         309,306         54,402,109
                   Investor Shares....................................          57,631            969,794
  Cost of capital stock repurchased: Institutional Shares.............     (36,241,744)       (80,102,249)
                                     Investor Shares..................      (2,018,402)        (1,601,415)
                                                                        ----------------   -----------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions....................................................      (3,013,343)       352,546,505
                                                                        ----------------   -----------------
      INCREASE IN NET ASSETS..........................................      62,036,271        379,790,336
NET ASSETS:
  Beginning of period.................................................     379,790,336                -0-
                                                                        ----------------   -----------------
  End of period (includes undistributed net investment income of
    $31,634 at December 31, 1997).....................................   $ 441,826,607       $379,790,336
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................       2,230,676         35,761,158
               Investor Shares........................................         714,943            632,712
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................          23,995          4,970,948
                   Investor Shares....................................           4,721             88,650
  Shares repurchased: Institutional Shares............................      (3,025,772)        (6,598,008)
                      Investor Shares.................................        (166,839)          (129,515)
                                                                        ----------------   -----------------
    Net increase (decrease)...........................................        (218,276)        34,725,945
  Shares outstanding, beginning of period.............................      34,725,945                -0-
                                                                        ----------------   -----------------
  Shares outstanding, end of period...................................      34,507,669         34,725,945
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                          JUNE 30, 1998         THROUGH         JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.94           $  10.00            $ 10.92            $ 10.70
                                          --------------        --------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.05               0.08               0.03               0.06
Net realized and unrealized gain on
  investments...........................         1.87               2.83               1.88               2.12
                                          --------------        --------            -------            -------
  Total from investment operations......         1.92               2.91               1.91               2.18
                                          --------------        --------            -------            -------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.06)             (0.08)             (0.06)             (0.07)
Distributions from capital gains........          -0-              (1.89)               -0-              (1.89)
                                          --------------        --------            -------            -------
  Total dividends and distributions.....        (0.06)             (1.97)             (0.06)             (1.96)
                                          --------------        --------            -------            -------
Net asset value at end of period........     $  12.80           $  10.94            $ 12.77            $ 10.92
                                          --------------        --------            -------            -------
                                          --------------        --------            -------            -------
TOTAL RETURN:...........................        17.59%**           29.11%**           17.53%**           20.37%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $427,207           $373,326            $14,620            $ 6,464
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.82%***           0.82%***           1.07%***           1.07%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.90%***           0.88%***           1.17%***           1.16%***
  Net investment income, net of waiver
    from The Bank of New York...........         0.81%***           0.89%***           0.58%***           0.54%***
Portfolio turnover rate.................            9%                37%                 9%                37%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF                                                 MARKET
  SHARES                                                  VALUE
----------                                             ------------
             COMMON STOCKS--97.3%
             ADVERTISING & MARKETING
             SERVICES--3.7%
  *96,700    CulturalAccessWorldwide, Inc. ..........  $    942,825
   *3,975    DoubleClick, Inc. ......................       197,508
 *177,246    Ha-Lo Industries, Inc. .................     5,516,782
                                                       ------------
                                                          6,657,115
                                                       ------------
             AIRLINES--2.6%
   94,000    ASA Holdings, Inc. .....................     4,664,750
                                                       ------------
             BANKING--2.4%
   94,400    Peoples Heritage Financial Group,
             Inc. ...................................     2,230,200
   79,900    UST Corp. ..............................     2,117,350
                                                       ------------
                                                          4,347,550
                                                       ------------
             BIOSCIENCES--0.5%
 *160,075    Aurora Biosciences Corp. ...............       940,441
                                                       ------------
             BUILDING MATERIALS--1.2%
   12,050    Lone Star Industries, Inc. .............       928,603
   22,425    Texas Industries, Inc. .................     1,188,525
                                                       ------------
                                                          2,117,128
                                                       ------------
             COMMERCIAL SERVICES--0.8%
  *57,500    FirstService Corp. .....................       733,125
  *60,625    Mac-Gray Corp. .........................       772,969
                                                       ------------
                                                          1,506,094
                                                       ------------
             COMPUTER SERVICES--6.0%
  *56,600    Mastech Corp. ..........................     1,591,875
 *150,720    Network Appliance, Inc. ................     5,868,660
  *83,452    Veritas Software Corp. .................     3,452,826
                                                       ------------
                                                         10,913,361
                                                       ------------

NUMBER OF                                                 MARKET
  SHARES                                                  VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             COMPUTERS--SOFTWARE &
             PERIPHERALS--7.3%
  *47,850    CBT Group PLC (ADR).....................  $  2,559,975
  *40,750    Crystal Systems Solutions...............       570,500
  *73,425    HNC Software, Inc. .....................     2,996,658
  *97,130    Saville Systems PLC (ADR)...............     4,868,641
  *89,600    THINK New Ideas, Inc....................     2,340,800
                                                       ------------
                                                         13,336,574
                                                       ------------
             DATA PROCESSING SYSTEMS--5.7%
   78,400    Applied Graphics Technologies, Inc. ....     3,586,800
   *4,850    CSG Systems International, Inc. ........       227,344
  *25,775    I2 Technologies, Inc. ..................       905,347
 *195,200    MedQuist, Inc. .........................     5,636,400
                                                       ------------
                                                         10,355,891
                                                       ------------
             EDUCATION--7.9%
 *219,606    DeVry, Inc. ............................     4,817,607
  *49,580    Education Management Corp. .............     1,629,942
 *148,570    ITT Educational Services, Inc. .........     4,791,382
  *94,155    Sylvan Learning Systems, Inc. ..........     3,083,576
                                                       ------------
                                                         14,322,507
                                                       ------------
             ELECTRICAL EQUIPMENT--2.3%
  *61,675    Gemstar International Group Ltd. .......     2,308,958
  *58,800    Vitesse Semiconductor Corp. ............     1,815,450
                                                       ------------
                                                          4,124,408
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF                                                 MARKET
  SHARES                                                  VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT--1.0%
  *58,390    Cinar Films, Inc. ......................  $  1,138,605
  *31,050    Imax Corp. .............................       708,328
                                                       ------------
                                                          1,846,933
                                                       ------------
             FINANCIAL SERVICES--3.5%
  *76,600    Amerin Corp. ...........................     2,235,762
   87,740    Bank United Corp., Class A..............     4,200,552
                                                       ------------
                                                          6,436,314
                                                       ------------
             FOOD PROCESSING--2.5%
  *76,755    Suiza Foods Corp. ......................     4,581,314
                                                       ------------
             FOOD WHOLESALING--2.4%
 *123,200    U.S. Foodservice, Inc. .................     4,319,700
                                                       ------------
             FOOD--RETAIL--1.5%
  *60,000    Dominick's Supermarkets, Inc. ..........     2,673,750
                                                       ------------
             FUNERAL SERVICES--CEMETERY--2.4%
 *178,742    Equity Corp. International..............     4,289,808
                                                       ------------
             HOMEBUILDERS--1.0%
  *60,725    Toll Brothers, lnc. ....................     1,742,048
                                                       ------------
             INSURANCE--1.1%
   64,800    AmerUs Life Holdings, Inc., Class A.....     2,097,900
                                                       ------------
             INVESTMENT MANAGEMENT--3.8%
   20,300    Legg Mason, Inc. .......................     1,168,519
   70,887    PIMCO Advisors Holdings LP..............     2,419,019
  142,000    Waddell & Reed Financial, Inc., Class
             A.......................................     3,399,125
                                                       ------------
                                                          6,986,663
                                                       ------------
NUMBER OF                                                 MARKET
  SHARES                                                  VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             MANUFACTURING--6.0%
  *90,165    Scotts Co. (The), Class A...............  $  3,358,646
  *76,435    Waters Corp. ...........................     4,504,888
  140,192    Wolverine World Wide....................     3,040,414
                                                       ------------
                                                         10,903,948
                                                       ------------
             MEDIA--0.5%
  *24,100    Sportsline USA, Inc. ...................       881,156
                                                       ------------
             MEDICAL CARE & PRODUCTS--2.6%
  *70,000    Computer Motion, Inc. ..................       910,000
  *51,500    Patterson Dental Co. ...................     1,886,187
  *42,300    Renal Care Group, Inc. .................     1,863,844
                                                       ------------
                                                          4,660,031
                                                       ------------
             OIL & GAS--7.4%
 *135,550    B.J. Services Co. ......................     3,939,422
 *134,425    Global Industries Ltd. .................     2,268,422
  *78,860    National-Oilwell Inc. ..................     2,114,434
  *95,835    R & B Falcon Corp. .....................     2,168,267
  *63,800    Stolt Comex Seaway, SA..................     1,236,125
  *31,900    Stolt Comex Seaway, SA (ADR)............       558,250
  *64,750    Tuboscope Vetco International Corp. ....     1,278,812
                                                       ------------
                                                         13,563,732
                                                       ------------
             PARKING FACILITIES--2.5%
   97,010    Central Parking Corp. ..................     4,510,965
                                                       ------------
             PHARMACEUTICALS--1.1%
  *31,675    MedImmune, Inc. ........................     1,975,728
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF                                                 MARKET
  SHARES                                                  VALUE
----------                                             ------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS--4.1%
   45,483    Avalon Bay Communities, Inc. ...........  $  1,728,354
   44,800    General Growth Properties...............     1,674,400
   62,300    Liberty Property Trust..................     1,592,544
   70,250    Meridian Industrial Trust, Inc. ........     1,615,750
   20,550    Post Properties, Inc. ..................       791,175
                                                       ------------
                                                          7,402,223
                                                       ------------
             RECORDS STORAGE--2.5%
 *102,230    Iron Mountain, Inc. ....................     4,574,793
                                                       ------------
             RESORTS & ENTERTAINMENT--1.1%
  *78,215    Vail Resorts, Inc. .....................     2,082,474
                                                       ------------
             RETAIL--SPECIALTY STORES--3.0%
   *2,725    Amazon.com, Inc. .......................       271,819
 *176,100    Duane Reade, Inc. ......................     5,283,000
                                                       ------------
                                                          5,554,819
                                                       ------------
             TELECOMMUNICATIONS--1.2%
   *7,525    Broadcom Corp. .........................       554,028
  *57,300    World Access, Inc. .....................     1,719,000
                                                       ------------
                                                          2,273,028
                                                       ------------
             TEXTILE--5.7%
 *174,010    Jones Apparel Group, Inc. ..............     6,362,241
  230,300    Shaw Industries, Inc. ..................     4,059,038
                                                       ------------
                                                         10,421,279
                                                       ------------
             TOTAL COMMON STOCKS
             (Cost $147,102,992).....................   177,064,425
                                                       ------------

PRINCIPAL                                                 MARKET
  AMOUNT                                                  VALUE
----------                                             ------------
             MONEY MARKET FUND--1.7%
$3,127,000   ACM Institutional Reserves (Prime
             Portfolio), 5.49% (a) (Cost
             $3,127,000).............................  $  3,127,000
                                                       ------------

             TOTAL INVESTMENTS
             (Cost $150,229,992) (b)-- 99.0%.........   180,191,425
             Other assets less liabilities-- 1.0%....     1,900,284
                                                       ------------
             NET ASSETS--100.0%......................  $182,091,709
                                                       ------------
                                                       ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $29,961,433 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $33,619,595 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,658,162.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $150,229,992)..........................  $180,191,425
  Cash......................................................           529
  Receivables:
    Investments sold........................................     1,835,933
    Capital stock sold......................................     1,666,111
    Dividends...............................................       119,019
    Interest................................................        33,963
  Deferred organization costs and other assets..............        48,758
                                                              ------------
      TOTAL ASSETS..........................................   183,895,738
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     1,648,504
    Services provided by the Bank of New York and
      Administrator.........................................       124,773
    Capital stock repurchased...............................        17,841
  Accrued expenses and other liabilities....................        12,911
                                                              ------------
      TOTAL LIABILITIES.....................................     1,804,029
                                                              ------------
NET ASSETS:.................................................  $182,091,709
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     14,154
  Capital surplus...........................................   145,557,659
  Undistributed net investment loss.........................      (168,321)
  Accumulated net realized gain on investments..............     6,726,784
  Net unrealized appreciation on investments................    29,961,433
                                                              ------------
NET ASSETS..................................................  $182,091,709
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $175,664,686
                                                              ------------
                                                              ------------
  Shares outstanding........................................    13,654,422
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.87
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  6,427,023
                                                              ------------
                                                              ------------
  Shares outstanding........................................       499,863
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.86
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001
  par value.................................................   200,000,000
Investor Shares authorized at @ $.001
  par value.................................................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Dividends.................................................  $   308,601
  Interest..................................................      260,334
                                                              -----------
    TOTAL INCOME............................................      568,935
                                                              -----------
EXPENSES:
  Advisory..................................................      566,419
  Administration............................................      151,045
  12b-1 fee--Investor Shares................................        5,546
  Transfer agent............................................       35,729
  Accounting services.......................................       29,753
  Registration and filings..................................       22,221
  Custodian.................................................       15,594
  Reports to shareholders...................................        3,928
  Directors.................................................        3,838
  Organization..............................................        3,810
  Audit.....................................................        2,751
  Cash management...........................................        1,540
  Insurance.................................................        1,307
  Legal.....................................................        1,213
  Other.....................................................       10,115
                                                              -----------
    TOTAL EXPENSES..........................................      854,809
  Fees waived by the Bank of New York (Note 3)..............     (113,415)
  Earnings credit adjustment (Note 3).......................       (1,693)
                                                              -----------
    NET EXPENSES............................................      739,701
                                                              -----------
    NET INVESTMENT LOSS.....................................     (170,766)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    4,708,752
  Increase in unrealized appreciation on
    Investments during the period...........................    7,400,503
                                                              -----------
  Net realized and unrealized gain on investments...........   12,109,255
                                                              -----------
  Net increase in net assets resulting from operations......  $11,938,489
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                        SIX MONTHS ENDED    APRIL 1, 1997*
                                                                         JUNE 30, 1998          THROUGH
                                                                          (UNAUDITED)      DECEMBER 31, 1997
                                                                        ----------------   -----------------
OPERATIONS:
  Net investment loss.................................................   $    (170,766)      $   (230,091)
  Net realized gain on investments....................................       4,708,752         11,291,266
  Increase in unrealized appreciation on investments during the
    period............................................................       7,400,503         12,899,933
                                                                        ----------------   -----------------
    Net increase in net assets resulting from operations..............      11,938,489         23,961,108
                                                                        ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from capital gains: Institutional Shares..............             -0-         (8,963,629)
                                    Investor Shares...................             -0-            (77,069)
                                                                        ----------------   -----------------
                                                                                   -0-         (9,040,698)
                                                                        ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....      40,432,361        128,542,581
                                    Investor Shares...................      17,419,294          1,180,363
  Proceeds from shares issued on reinvestment
    of distributions: Institutional Shares............................             -0-          8,181,980
                  Investor Shares.....................................             -0-             76,934
  Cost of capital stock repurchased: Institutional Shares.............     (10,015,596)       (17,984,055)
                                     Investor Shares..................     (12,584,873)           (16,179)
                                                                        ----------------   -----------------
    Net increase in net assets resulting from capital stock
      transactions....................................................      35,251,186        119,981,624
                                                                        ----------------   -----------------
      INCREASE IN NET ASSETS..........................................      47,189,675        134,902,034
NET ASSETS:
  Beginning of period.................................................     134,902,034                -0-
                                                                        ----------------   -----------------
  End of period (includes undistributed net investment income of
    $2,445 at December 31, 1997)......................................   $ 182,091,709       $134,902,034
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................       3,262,426         11,960,101
               Investor Shares........................................       1,407,282             92,035
  Shares issued on reinvestment of dividends
    and distributions: Institutional Shares...........................             -0-            685,832
                   Investor Shares....................................             -0-              6,443
  Shares repurchased: Institutional Shares............................        (814,769)        (1,439,168)
                      Investor Shares.................................      (1,004,665)            (1,232)
                                                                        ----------------   -----------------
    Net increase......................................................       2,850,274         11,304,011
  Shares outstanding, beginning of period.............................      11,304,011                -0-
                                                                        ----------------   -----------------
  Shares outstanding, end of period...................................      14,154,285         11,304,011
                                                                        ----------------   -----------------
                                                                        ----------------   -----------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                          JUNE 30, 1998         THROUGH         JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  11.93           $  10.00            $ 11.94            $ 10.03
                                          --------------        --------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.....................        (0.01)             (0.02)             (0.01)             (0.02)
Net realized and unrealized gain on
  investments...........................         0.95               2.80               0.93               2.78
                                          --------------        --------            -------            -------
  Total from investment operations......         0.94               2.78               0.92               2.76
                                          --------------        --------            -------            -------
DISTRIBUTIONS
Distributions from capital gains........          -0-              (0.85)               -0-              (0.85)
                                          --------------        --------            -------            -------
Net asset value at end of period........     $  12.87           $  11.93            $ 12.86            $ 11.94
                                          --------------        --------            -------            -------
                                          --------------        --------            -------            -------
TOTAL RETURN:...........................         7.88%**           27.80%**            7.71%**           27.52%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $175,665           $133,741            $ 6,427            $ 1,162
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.97%***           0.97%***           1.22%***           1.22%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.12%***           1.10%***           1.41%***           1.40%***
  Net investment loss, net of waiver
    from The Bank of New York...........        (0.22)%***         (0.26)%***         (0.44)%***         (0.54)%***
Portfolio turnover rate.................           50%                68%                50%                68%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS--97.5%
            AUSTRALIA--2.5%
 *23,800    AMP Ltd. ...............................  $    278,561
  15,660    Australia and New Zealand Banking Group
            Ltd. ...................................       108,033
  28,500    Australian Gas Light Co. Ltd. ..........       178,257
  47,900    Broken Hill Propietary Co. Ltd. ........       404,902
  75,900    Colonial Ltd. ..........................       229,373
  *7,140    Colonial Ltd. 1998 Rights, expiration
            July 1998...............................         1,636
  38,850    Commonwealth Bank of Australia..........       453,266
  35,600    Foster's Brewing Group Ltd..............        83,775
  83,400    GIO Australia Holdings Ltd..............       214,026
  52,500    Hoyts Cinemas Group.....................        68,275
  26,700    National Australian Bank Ltd. ..........       352,186
  81,500    Publishing & Broadcasting Ltd. .........       350,771
  23,100    Rio Tinto Ltd. .........................       274,659
*116,900    Telstra Corp. Ltd. .....................       299,706
  41,150    Westpac Banking Corp. ..................       251,008
  16,300    Woodside Petroleum Ltd. ................        81,359
 129,900    Woolworths Ltd. ........................       422,328
                                                      ------------
                                                         4,052,121
                                                      ------------
            BRAZIL--1.0%
  15,037    Companhia Energetica de Minas Gerais
            (ADR)...................................       465,433
  10,300    Telecomunicacoes Brasileiras SA (ADR)...     1,124,631
                                                      ------------
                                                         1,590,064
                                                      ------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            FINLAND--1.1%
  25,200    Nokia AB, A Shares......................  $  1,853,313
                                                      ------------
            FRANCE--11.8%
  *4,200    Accor SA................................     1,175,389
   8,555    Alcatel Alsthom Nouvelles...............     1,741,847
   6,800    Cap Gemini SA...........................     1,068,475
   1,010    Carrefour Supermarche SA................       638,976
   7,000    Compagnie de Saint-Gobain...............     1,297,883
   8,600    France Telecom SA.......................       593,153
   7,625    L'Air Liquide...........................     1,261,164
   2,130    L'OREAL.................................     1,184,782
   4,300    Legrand SA..............................     1,137,942
   9,610    Paribas.................................     1,028,394
   1,200    Pinault-Printemps-Redoute SA............     1,004,300
 *23,100    Renault SA..............................     1,313,941
   1,370    Rexel SA................................       584,165
   6,400    Rhodia, Inc. ...........................       178,472
   6,600    Societe BIC SA..........................       469,401
   3,750    Synthelabo..............................       632,650
  11,000    Total SA, B Shares......................     1,430,036
  10,450    Valeo SA................................     1,068,161
   7,000    Vivendi.................................     1,494,707
                                                      ------------
                                                        19,303,838
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            GERMANY--10.1%
   4,430    Adidas-Salomon AG.......................  $    765,740
   5,227    Allianz AG..............................     1,723,047
  27,820    BASF AG.................................     1,317,789
  18,000    Bayer AG................................       928,421
  20,000    Bayerische Vereinsbank AG...............     1,700,831
  24,045    Daimler Benz AG.........................     2,357,875
  12,500    Deutsche Bank AG........................     1,058,518
  23,000    Deutsche Telekom AG.....................       620,554
  13,000    Douglas Holding AG......................       687,812
   1,250    Muenchener Rueckver AG..................       619,806
   3,390    SAP AG-Vorzug...........................     2,304,449
  11,300    Siemens AG..............................       687,391
  26,250    VEBA AG.................................     1,788,781
                                                      ------------
                                                        16,561,014
                                                      ------------
            GREECE--1.6%
  24,818    Hellenic Tellecommunication Organization
            SA......................................       636,182
  34,566    Intracom SA.............................     1,170,641
   6,120    National Bank Of Greece SA..............       784,208
                                                      ------------
                                                         2,591,031
                                                      ------------
            HONG KONG--2.0%
 134,000    Beijing Datang Power Generation Co.
            Ltd. ...................................        37,613
  57,000    Cheung Kong Holdings Ltd................       280,270
*188,000    China Telecom (Hong Kong) Ltd. .........       326,330
  *3,600    China Telecom (Hong Kong) Ltd. (ADR)....       124,425
  77,000    CLP Holdings Ltd. ......................       350,786
  16,000    HSBC Holdings PLC.......................       391,296
  14,500    Hang Seng Bank Ltd. ....................        81,963
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
  59,500    Hong Kong Electric Holdings Ltd. .......  $    184,291
 235,200    Hong Kong Telecommunications Ltd. ......       441,649
  99,000    Hutchison Whampoa Ltd. .................       522,559
  47,000    New World Development Co. Ltd. .........        90,984
  31,000    Shanghai Industrial Holdings Ltd. ......        73,013
  30,000    Sun Hung Kai Properties Ltd. ...........       127,378
 234,000    Tianjin Development Holdings Ltd. ......       199,313
                                                      ------------
                                                         3,231,870
                                                      ------------
            HUNGARY--0.5%
  28,000    MOL Magyar Olaj-es Gazipare, A Shares
            (GDR)...................................       754,600
                                                      ------------
            IRELAND--1.1%
  61,233    Allied Irish Banks PLC..................       885,339
  70,900    CRH PLC.................................     1,006,773
                                                      ------------
                                                         1,892,112
                                                      ------------
            ITALY--4.4%
  32,000    Assicurazioni Generali..................     1,040,533
 267,000    Banca Commerciale Italiana..............     1,596,698
 172,000    Credito Italiano........................       900,374
 125,000    ENI SpA.................................       819,246
 269,600    Telecom Italia SpA--RNC.................     1,305,115
 449,000    Telecom Italia Mobile SpA-- RNC.........     1,515,569
                                                      ------------
                                                         7,177,535
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            JAPAN--15.8%
  35,000    Canon, Inc. ............................  $    794,394
  20,600    Circle K Japan Co. Ltd. ................       716,922
 110,000    Fuji Heavy Industries Ltd. .............       544,511
 *36,000    Fuji Photo Film.........................     1,252,873
  33,000    Fujitsi Ltd. ...........................       347,156
  19,000    Honda Motor Co. Ltd. ...................       676,298
  30,000    Kurita Water Industries Ltd.............       354,505
  12,000    Kyocera Corp. ..........................       586,231
  20,000    Marui Co. Ltd. .........................       298,303
 *26,000    Matsushita Electric Industrial Co.
            Ltd. ...................................       417,768
 142,000    Minebea Co. Ltd. .......................     1,412,991
 113,000    NEC Corp. ..............................     1,052,772
  35,000    NTN Corp. ..............................       109,954
      33    NTT Data Corp. .........................     1,191,267
   6,000    Nidec Corp..............................       409,843
 241,000    Ricoh Corp. Ltd. .......................     2,537,025
  17,000    Rohm Co. ...............................     1,745,506
  25,000    Sanwa Bank Ltd. ........................       223,547
   7,000    Secom Co. Ltd. .........................       404,006
  83,000    Sharp Corp. ............................       672,205
  61,000    Shin-Etsu Chemical Co. Ltd..............     1,054,869
  19,700    Sony Corp. .............................     1,696,257
 100,000    Sumitomo Electric Industries............     1,010,916
  63,000    Sumitomo Sitix Corp. ...................       844,328
   9,000    TDK Corp. ..............................       664,697
  95,000    Takeda Chemical Industries..............     2,525,849
 119,000    Terumo Corp. ...........................     1,886,371
 100,000    Toshiba Corp. ..........................       408,546
                                                      ------------
                                                        25,839,910
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)

            MALAYSIA--0.3%
  96,000    IOI Corp. Berhad........................  $     47,913
  19,200    Malayan Banking Berhad..................        19,350
  37,000    Petronas Gas Berhad.....................        68,692
   3,800    Rothmans of Pall Mall Berhad............        26,341
  18,000    Sime Darby Berhad.......................        12,412
 203,000    Tenaga Nasional Berhad..................       244,726
                                                      ------------
                                                           419,434
                                                      ------------
            MEXICO--1.4%
 369,000    Controladora Commercial Mexicana SA.....       307,979
  74,000    Desc SA de CV, Series B.................       379,223
  82,000    Grupo Carson SA,
            Series A1...............................       337,180
  29,900    Grupo Radio Centro SA (ADR).............       332,638
 *12,500    Grupo Televisa SA (GDR).................       470,313
 136,000    Organizacion Soriana SA de CV, Series
            B.......................................       390,474
                                                      ------------
                                                         2,217,807
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            NETHERLANDS--7.2%
  45,100    ABN AMRO Holding NV.....................  $  1,055,334
  16,300    AEGON NV................................     1,418,297
 *17,000    Baan Co. NV.............................       610,904
  24,000    Dortsche Petroleum-Industries MIJ NV....     1,236,457
  35,240    ING Groep NV............................     2,307,525
  20,908    Oce NV..................................       890,096
   9,500    Philips Electronics NV..................       798,594
  41,600    Royal Dutch Petroleum Co................     2,306,794
  14,200    Unilever NV.............................     1,126,674
                                                      ------------
                                                        11,750,675
                                                      ------------
            NEW ZEALAND--0.2%
  40,000    Carter Holt Harvey Ltd. ................        34,884
  41,400    Telecom Corp. of New Zealand............       170,637
  43,000    Telecom Corp. of New Zealand Ltd. ......        91,964
                                                      ------------
                                                           297,485
                                                      ------------
            NORWAY--0.4%
  21,000    Tomra Systems ASA.......................       629,439
                                                      ------------
            PHILIPPINES--0.0%
  40,000    La Tondena Distillers, Inc. ............        20,144
1,750,000   Pryce Corp. ............................        53,717
                                                      ------------
                                                            73,861
                                                      ------------
            POLAND--0.3%
  35,000    Elektrim Spolka Akcyjna SA..............       426,582
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            PORTUGAL--1.5%
  22,000    Cimentos De Portugal SA.................  $    772,954
  37,500    Electricidade De Portugal SA............       871,725
  16,100    Portugal Telecom SA.....................       853,286
                                                      ------------
                                                         2,497,965
                                                      ------------
            SINGAPORE--0.4%
  51,000    City Developments Ltd. .................       142,480
  48,000    DBS Land Ltd. ..........................        39,775
  72,000    NatSteel Ltd. ..........................        69,891
  20,000    Oversea-Chinese Banking Corp. Ltd. .....        68,067
   9,000    Overseas Union Bank.....................        19,710
   8,000    Singapore International Airlines
            Ltd. ...................................        37,408
   2,828    Singapore Press Holdings Ltd. ..........        18,915
 177,000    Singapore Technologies Engineering
            Ltd. ...................................       124,670
  89,000    Singapore Telecommunications Ltd. ......       126,428
  24,000    United Overseas Bank Ltd. ..............        74,578
                                                      ------------
                                                           721,922
                                                      ------------
            SOUTH KOREA--0.1%
   9,500    Daewoo Heavy Industries.................        28,922
   2,369    Samsung Display Devices Co..............        64,703
     125    Samsung Electronics Co. ................         3,869
                                                      ------------
                                                            97,494
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            SPAIN--3.1%
  70,800    Banco Santander.........................  $  1,815,207
  56,000    Endesa SA...............................     1,227,252
  44,950    Telefonica SA...........................     2,081,753
                                                      ------------
                                                         5,124,212
                                                      ------------
            SWEDEN--2.2%
  10,567    Astra AB, A Shares......................       215,980
  18,933    Astra AB, B Shares......................       377,478
  23,130    Electrolux AB, Series B.................       397,348
  24,700    Sandvik AB, B Shares....................       678,291
  67,300    Telefonaktiebolaget LM Ericsson--B
            Shares..................................     1,966,282
                                                      ------------
                                                         3,635,379
                                                      ------------
            SWITZERLAND--9.6%
   2,320    Adecco SA (b)...........................     1,046,203
     510    Alusuisse-Lonza Holding AG..............       646,915
   1,170    Clariant AG.............................       770,589
   9,000    Credit Suisse Group.....................     2,002,571
     125    Kuoni Reisen Holding AG.................       620,550
     820    Nestle SA...............................     1,754,826
   1,890    Novartis AG.............................     3,145,016
     265    Roche Holding AG........................     2,602,304
   4,700    UBS AG..................................     1,747,627
   2,100    Zurich Versicherungs-Gesellschaft.......     1,340,190
                                                      ------------
                                                        15,676,791
                                                      ------------
NUMBER OF
 SHARES                                                US$ VALUE
---------                                             ------------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM--18.9%
  62,000    Abbey National PLC......................  $  1,104,889
 100,800    Bank Of Scotland........................     1,128,597
  53,000    Boots Co. PLC...........................       881,712
 159,912    British Aerospace PLC...................     1,227,424
  66,400    British Airways PLC.....................       715,188
  53,000    British Land Co. PLC....................       545,653
 120,502    British Petroleum Co. ..................     1,754,347
 146,000    British Telecommunications PLC..........     1,796,679
  55,731    CGU PLC.................................     1,040,597
  31,660    CMG PLC.................................       994,493
 152,000    Compass Group PLC.......................     1,750,042
  80,081    Glaxo Wellcome PLC......................     2,410,581
  33,650    Imperial Chemical Industries PLC........       542,398
  46,000    Kingfisher PLC..........................       745,303
 130,537    Ladbroke Group PLC......................       720,426
 174,609    Lloyds TSB Group PLC....................     2,438,641
 114,100    Prudential Corp. PLC....................     1,504,071
  67,300    Reed International PLC..................       608,092
 149,000    Rentokil Initial PLC....................     1,071,567
  46,600    SEMA Group PLC..........................       554,021
  37,500    Siebe PLC...............................       750,250
 143,966    SmithKline Beecham PLC..................     1,752,431
  64,859    Smiths Industries PLC...................       906,922
 176,353    Vodafone Group PLC......................     2,239,356
 107,000    WPP Group PLC...........................       704,347
  22,400    Zeneca Group PLC........................       962,456
                                                      ------------
                                                        30,850,483
                                                      ------------
            TOTAL COMMON STOCKS
            (Cost $141,205,194).....................   159,266,937
                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                US$ VALUE
---------                                             -----------
            PREFERRED STOCKS--0.5%
            GERMANY--0.4%
   3,800    Fresenius AG............................  $   707,368
                                                      -----------
            JAPAN--0.1%
      18    Fuji Television Network, Inc. ..........       74,965
                                                      -----------
            TOTAL PREFERRED STOCKS
            (Cost $948,111).........................      782,333
                                                      -----------

            TOTAL INVESTMENTS
            (Cost $142,153,305)(a)-- 98.0%..........   160,049,270
            Other assets less liabilities-- 2.0%....     3,210,355
                                                      ------------
            NET ASSETS--100.0%......................  $163,259,625
                                                      ------------
                                                      ------------

ADR  AMERICAN DEPOSITARY RECEIPT.
GDR  GLOBAL DEPOSITARY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR THE FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $17,895,965 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $24,182,160 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $6,286,195.
(b)  SECURITY TRADES WITH RIGHTS EXPIRING JULY 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        INDUSTRY DIVERSIFICATION

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------
Advertising and Marketing Services......  $    704,347       0.4%
Aerospace and Defense...................     1,227,424       0.8
Agriculture.............................        47,913       0.0
Apparel.................................       765,740       0.5
Appliances..............................       397,348       0.2
Automobiles and Trucks..................     4,348,114       2.7
Automotive..............................     1,068,161       0.7
Automotive Parts and Equipment..........       544,511       0.3
Banking.................................    11,279,616       6.9
Banks--Foreign Institutions.............     2,876,224       1.8
Banks--Money Center.....................     7,513,149       4.6
Beverages--Brewers......................        83,775       0.1
Beverages--Distillers...................        20,144       0.0
Broadcasting............................        74,965       0.1
Building Materials......................     3,077,610       1.9
Business Equipment and Services.........     3,331,419       2.0
Chemicals--Basic........................       770,589       0.5
Chemicals--Diversified..................     3,843,477       2.4
Chemicals--Miscellaneous................       178,472       0.1
Chemicals--Specialty....................     2,514,037       1.5
Commercial Services.....................     1,046,203       0.6
Communications Equipment and Systems....     3,708,129       2.3
Communications and Publishing...........       350,771       0.2
Computer Services.......................     2,062,968       1.3
Computers...............................     2,363,792       1.5
Computers--Software & Peripherals.......     4,106,620       2.5
Conglomerates...........................     1,071,567       0.7
Consumer Electronics....................     1,696,257       1.0
Consumer Non-Durables...................     1,754,826       1.1
Consumer Products.......................     1,126,674       0.7
Cosmetics and Toiletries................     1,184,782       0.7
Distribution & Wholesale................        68,692       0.0
Electrical Equipment....................     5,823,977       3.6
Electrical and Electronic Equipment.....     1,437,641       0.9
Electronic Equipment & Components.......     4,890,182       3.0
Electronics.............................     1,668,033       1.0
Engineering.............................       124,670       0.1
Entertainment...........................        68,275       0.0
Environment Managment...................       629,439       0.4
Finance Companies.......................       231,009       0.1
Financial Services......................     2,142,794       1.3
Food & Beverages........................     1,750,042       1.1
Forest and Paper Products...............        34,884       0.0

        BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                           US$ VALUE    NET ASSETS
                                          ------------  ----------

Holdings Companies--Diversified.........  $    914,194       0.6%
Insurance...............................     1,938,964       1.2
Insurance--Life.........................     1,504,071       0.9
Insurance--Multi-Line...................     5,522,067       3.4
Leisure and Home Entertainment..........       720,426       0.4
Lodging.................................     1,175,389       0.7
Machinery & Equipment...................       678,291       0.4
Manufacturing...........................     1,780,172       1.1
Manufacturing--Miscellaneous............       652,368       0.4
Media...................................       802,951       0.5
Metal--Non-Ferrous......................       646,915       0.4
Mining..................................       679,561       0.4
Miscellaneous...........................       536,493       0.3
Office Equipment........................       890,096       0.5
Oil and Gas.............................    10,349,877       6.3
Pharmaceuticals.........................    17,218,484      10.5
Publishing..............................       627,007       0.4
Real Estate Development.................     1,280,257       0.8
Retail--Department Stores...............     1,693,077       1.0
Retail--Food Stores.....................       422,328       0.3
Retail--General Merchandise.............     1,663,877       1.0
Retailing...............................     2,314,827       1.4
Steel...................................        69,891       0.0
Telecommunications......................    13,856,910       8.5
Telecommunications--Non-U.S.............     2,389,830       1.5
Telecommunications--Telephone
  Companies.............................     1,124,631       0.7
Tobacco.................................        26,341       0.0
Transportation: Air.....................       752,596       0.5
Travel Services.........................       620,550       0.4
Utilities--Electric.....................     1,338,355       0.8
Utilities--Water........................     1,494,707       0.9
Water Projects..........................       354,505       0.2
                                          ------------     -----
Total value of investments..............   160,049,270      98.0
Other assets, less liabilities..........     3,210,355       2.0
                                          ------------     -----
Net Assets..............................  $163,259,625     100.0%
                                          ------------     -----
                                          ------------     -----

        BNY HAMILTON INTERNATIONAL EQUITY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value (Identified cost
    $142,153,305)...........................................  $160,049,270
  Cash......................................................     7,350,019
  Receivables:
    Investment sold.........................................       889,413
    Capital stock sold......................................       761,000
    Dividends...............................................       365,726
  Deferred organization costs and other assets..............        37,481
                                                              ------------
      TOTAL ASSETS..........................................   169,452,909
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     5,998,845
    Services provided by The Bank of New York and
      Administrator.........................................        96,784
  Accrued expenses and other liabilities....................        97,655
                                                              ------------
      TOTAL LIABILITIES.....................................     6,193,284
                                                              ------------
NET ASSETS:.................................................  $163,259,625
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     13,104
  Capital surplus...........................................   150,289,657
  Accumulated net realized loss on investments..............    (5,714,440)
  Undistributed net investment income.......................       784,491
  Net unrealized appreciation on investments................    17,895,965
  Net unrealized depreciation on foreign currency
    transactions............................................        (9,152)
                                                              ------------
NET ASSETS..................................................  $163,259,625
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $158,644,709
                                                              ------------
                                                              ------------
  Shares outstanding........................................    12,732,418
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.46
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  4,614,916
                                                              ------------
                                                              ------------
  Shares outstanding........................................       371,833
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      12.41
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $226,099)...............................................  $ 1,718,773
                                                              -----------
EXPENSES:
  Advisory..................................................      527,742
  Administration............................................      124,176
  12b-1 fee--Investor Shares................................        4,894
  Custodian.................................................       54,304
  Accounting services.......................................       38,680
  Transfer agent............................................       31,863
  Registration and filings..................................       20,016
  Directors.................................................        3,781
  Audit.....................................................        3,042
  Reports to shareholders...................................        2,315
  Organization..............................................        1,991
  Cash management...........................................        1,128
  Legal.....................................................          994
  Insurance.................................................          959
  Other.....................................................       18,480
                                                              -----------
    TOTAL EXPENSES..........................................      834,365
  Fees waived by the Bank of New York.......................      (41,042)
  Earnings credit adjustment (Note 3).......................          (34)
                                                              -----------
    NET EXPENSES............................................      793,289
                                                              -----------
    NET INVESTMENT INCOME...................................      925,484
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
    Investments.............................................     (997,671)
    Foreign currency transactions...........................     (262,802)
                                                              -----------
  Net realized loss on investments..........................   (1,260,473)
                                                              -----------
  Increase (decrease) in unrealized appreciation on:
    Investments.............................................   17,053,064
    Foreign currency denominated assets and liabilities.....       (6,126)
                                                              -----------
  Net unrealized gain on investments during the period......   17,046,938
                                                              -----------
  Net realized and unrealized gain on investments...........   15,786,465
                                                              -----------
  Net increase in net assets resulting from operations......  $16,711,949
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 FOR THE PERIOD
                                                                          SIX MONTHS ENDED       APRIL 1, 1997*
                                                                           JUNE 30, 1998             THROUGH
                                                                            (UNAUDITED)         DECEMBER 31, 1997
                                                                        --------------------  ---------------------
OPERATIONS:
  Net investment income...............................................     $      925,484         $     138,617
  Net realized loss on investments and foreign currency transactions..         (1,260,473)           (4,863,284)
  Increase in unrealized appreciation on investments and foreign
    currency denominated assets and liabilities during the period.....         17,046,938               839,875
                                                                        --------------------  ---------------------
    Net increase (decrease) in net assets resulting from operations...         16,711,949            (3,884,792)
                                                                        --------------------  ---------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares..............         51,852,834           108,400,074
                              Investor Shares.........................          1,619,663             2,786,448
  Cost of capital stock repurchased: Institutional Shares.............         (4,209,517)           (9,914,630)
                              Investor Shares.........................            (81,458)              (20,946)
                                                                        --------------------  ---------------------
    Increase in net assets resulting from capital stock
      transactions....................................................         49,181,522           101,250,946
                                                                        --------------------  ---------------------
      INCREASE IN NET ASSETS..........................................         65,893,471            97,366,154
NET ASSETS:
  Beginning of period.................................................         97,366,154                   -0-
                                                                        --------------------  ---------------------
  End of period (including undistributed net investment income of
    $784,491 at June 30, 1998)........................................     $  163,259,625         $  97,366,154
                                                                        --------------------  ---------------------
                                                                        --------------------  ---------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares...................................          4,215,141             9,802,001
            Investor Shares...........................................            138,567               241,976
  Shares repurchased: Institutional Shares............................           (350,053)             (934,671)
                  Investor Shares.....................................             (6,808)               (1,902)
                                                                        --------------------  ---------------------
    Net increase......................................................          3,996,847             9,107,404
  Shares outstanding, beginning of period.............................          9,107,404                   -0-
                                                                        --------------------  ---------------------
  Shares outstanding, end of period...................................         13,104,251             9,107,404
                                                                        --------------------  ---------------------
                                                                        --------------------  ---------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERNATIONAL EQUITY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                          JUNE 30, 1998         THROUGH         JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.69            $ 10.00            $ 10.66            $ 10.19
                                          --------------         -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.08               0.02               0.08               0.02
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................         1.69               0.67               1.67               0.45
                                          --------------         -------            -------            -------
  Total from investment operations......         1.77               0.69               1.75               0.47
                                          --------------         -------            -------            -------
Net asset value at end of period........     $  12.46            $ 10.69            $ 12.41            $ 10.66
                                          --------------         -------            -------            -------
                                          --------------         -------            -------            -------
TOTAL RETURN:...........................        16.56%**            6.90%**           16.42%**            4.61%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $158,645            $94,806            $ 4,615            $ 2,560
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         1.27%***           1.26%***           1.52%***           1.52%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.33%***           1.49%***           1.65%***           1.75%***
  Net investment income, net of waiver
    from The Bank of New York...........         1.50%***           0.26%***           1.21%***           0.33%***
Portfolio turnover rate.................           28%                36%                28%                36%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS--42.1%
             COLLATERIZED MORTGAGE SECURITIES CORP.--0.9%
$ 626,000    Series 1990-7C, 9.25%, 10/20/20.........  $   635,244
                                                       -----------
             FEDERAL HOME LOAN MORTGAGE CORP.--18.8%
  192,159    Series 1292-F, 7.75%, 07/15/05..........      193,777
  227,786    Series 1338-G, 6.75%, 01/15/06..........      228,215
  275,000    Series 1176-H, 8.00%, 12/15/06..........      293,054
  500,000    Series 1338-J, 7.00%, 02/15/07..........      509,698
  183,321    Series 1663-D, 7.00%, 08/15/11..........      183,532
2,260,000    Series 1371-PI, 6.00%, 04/15/21.........    2,219,571
1,662,000    Series 1407-PK, 7.00%, 08/15/21.........    1,702,437
2,100,000    Series 1494-PJ, 6.85%, 01/15/22.........    2,159,662
  375,000    Series 1588-TC, 6.50%, 09/15/23.........      376,778
1,215,000    Series 20-H, 5.50%, 10/25/23 (a)........    1,102,418
1,888,000    Series 1608-O, 6.50%, 11/15/23..........    1,875,328
1,078,000    Series 1621-M, 6.50%, 11/15/23..........    1,086,624
  228,000    Series 1633-C, 6.50%, 12/15/23..........      227,958
1,331,000    Series 1669-L, 6.50%, 02/15/24..........    1,340,237

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 498,000    Series 1672-N, 7.00%, 02/15/24..........  $   513,621
                                                       -----------
                                                        14,012,910
                                                       -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--22.4%
  310,336    Series 1993-47A, 6.65%, 03/25/05........      310,125
  328,925    Series 1992-108G, 7.00%, 08/25/05.......      329,279
1,067,478    Series 1988-15A, 9.00%, 06/25/18........    1,126,325
   99,752    Series 1990-31H, 7.00%, 06/25/19........      100,130
  552,074    Series 1991-137G, 8.30%, 06/25/20.......      550,992
  100,000    Series 1992-129J, 4.00%, 07/25/20.......       92,019
1,040,000    Series 1992-214PK, 7.00%, 09/25/20......    1,061,147
2,665,233    Series G92-15Z, 7.00%, 01/25/22.........    2,738,456
  285,000    Series G93-34PH, 6.35%, 02/25/22........      283,346
  800,000    Series 1993-96PJ, 7.00%, 08/25/22.......      830,155
  665,818    Series 1992-172M, 7.00%, 09/25/22.......      689,610
  630,553    Series 1993-141Z, 7.00%, 08/25/23.......      668,918
1,826,000    Series 1993-149M, 7.00%, 08/25/23.......    1,909,315

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 945,000    Series 1993-252N, 6.50%, 08/25/23.......  $   958,093
2,574,000    Series 1993-178PK, 6.50%, 09/25/23......    2,569,238
1,324,000    Series 1993-203B, 6.50%, 10/25/23.......    1,328,343
  762,000    Series 1993-203PL, 6.50%, 10/25/23......      773,393
  402,000    Series X225C-UB, 6.50%, 12/25/23........      407,524
                                                       -----------
                                                        16,726,408
                                                       -----------
             TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS
             (Cost $30,257,054)......................   31,374,562
                                                       -----------

             UNITED STATES GOVERNMENT AGENCIES &
             OBLIGATIONS--39.7%
             FEDERAL HOME LOAN BANK--0.9%
  550,000    9.00%, 03/15/06.........................      661,314
                                                       -----------
             FEDERAL HOME LOAN MORTGAGE
             CORP.--1.3%
1,000,000    5.55%, 09/07/00.........................      992,797
                                                       -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.0%
  500,000    5.35%, 08/12/98.........................      499,778
  750,000    6.41%, 05/22/00.........................      760,264
  875,000    6.20%, 07/10/03.........................      869,385
  100,000    6.40%, 09/27/05.........................      104,167
                                                       -----------
                                                         2,233,594
                                                       -----------
             TENNESSEE VALLEY AUTHORITY--10.6%
1,500,000    6.25%, 08/01/99.........................    1,503,493
1,350,000    6.00%, 11/01/00.........................    1,360,299
PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
             (CONTINUED)
$5,000,000   6.13%, 07/15/03.........................  $ 5,015,715
                                                       -----------
                                                         7,879,507
                                                       -----------
             UNITED STATES TREASURY--STRIPPED PRINCIPAL--1.2%
1,000,000    0.00%, 02/15/01.........................      866,620
                                                       -----------
             UNITED STATES TREASURY NOTES--22.7%
4,200,000    6.75%, 04/30/00.........................    4,287,940
4,400,000    5.75%, 08/15/03.........................    4,446,750
3,250,000    5.88%, 11/15/05.........................    3,312,969
3,500,000    6.88%, 05/15/06.........................    3,790,938
1,000,000    6.63%, 05/15/07.........................    1,075,001
                                                       -----------
                                                        16,913,598
                                                       -----------
             TOTAL UNITED STATES GOVERNMENT AGENCIES
             & OBLIGATIONS
             (Cost $29,402,507)......................   29,547,430
                                                       -----------

             MORTGAGE-BACKED SECURITIES-- 16.0%
             FEDERAL HOME LOAN MORTGAGE CORP.-- 8.4%
   98,404    Pool #218711, 8.00%, 10/01/02...........      100,213
  253,944    Pool #251836, 8.50%, 05/01/04...........      260,301
  364,263    Pool #182217, 8.00%, 12/01/04...........      373,453
   76,785    Pool #502185, 8.50%, 07/01/05...........       79,351
  123,292    Pool #184275, 8.25%, 09/01/08...........      128,505

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$  21,383    Pool #160062, 9.50%, 10/01/08...........  $    22,591
   25,760    Pool #160065, 9.50%, 11/01/08...........       27,216
   25,538    Pool #160066, 9.75%, 11/01/08...........       27,248
  385,639    Pool #185743, 8.50%, 12/01/08...........      396,777
  472,725    Pool #251974, 8.50%, 04/01/09...........      492,740
  379,612    Pool #185964, 8.50%, 02/01/10...........      394,637
  433,162    Gold Pool #E20201, 7.50%, 10/01/10......      445,498
1,946,098    Gold Pool #G10439, 6.50%, 01/01/11......    1,960,694
  417,796    Gold Pool #E00417, 7.00%, 02/01/11......      425,409
  284,435    Pool #555045, 8.00%, 05/01/19...........      292,362
  786,160    Gold Pool #A01217, 8.50%, 04/01/20......      832,205
                                                       -----------
                                                         6,259,200
                                                       -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.2%
   89,797    Pool #34510, 7.25%, 08/01/01............       89,825
  111,162    Pool #168430, 7.00%, 07/01/03...........      111,700
  804,818    Pool #195152, 7.00%, 01/01/08...........      819,627
PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 335,711    Pool #81860, 8.00%, 04/01/09............  $   348,719
  546,032    Pool #278437, 7.50%, 05/01/09...........      561,108
  238,354    Pool #6222, 9.00%, 04/01/16.............      255,964
  563,095    Pool #124118, 9.00%, 03/01/22...........      601,740
  337,343    Pool #320514, 6.50%, 09/01/25...........      336,948
                                                       -----------
                                                         3,125,631
                                                       -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.4%
   42,742    Pool #6400, 8.00%,
             06/15/05................................       44,278
   57,600    Pool #7774, 8.00%,
             09/15/05................................       59,670
   58,601    Pool #7038, 8.00%,
             10/15/05................................       60,707
   60,749    Pool #11310, 8.00%, 11/15/05............       62,932
    9,289    Pool #9839, 8.00%, 07/15/06.............        9,623
   36,903    Pool #10459, 8.00%, 08/15/06............       38,229
  104,597    Pool #10419, 8.00%, 09/15/06............      108,356
   59,727    Pool #12590, 8.00%, 09/15/06............       61,873
  104,217    Pool #14295, 8.00%, 01/15/07............      107,963
  104,648    Pool #204365, 9.00%, 03/15/17...........      113,076

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------                                             -----------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 318,488    Pool #247223, 9.00%, 04/15/18...........  $   343,834
   50,357    Pool #177793, 9.50%, 05/15/19...........       54,679
   13,231    Pool #256032, 8.50%, 10/15/19...........       14,064
    6,835    Pool #284645, 8.50%, 02/15/20...........        7,254
  103,375    Pool #290778, 9.50%, 05/15/20...........      112,152
   27,195    Pool #319650, 7.00%, 11/15/22...........       27,725
   56,983    Pool #350532, 6.50%, 06/15/23...........       57,086
  189,568    Pool #359470, 7.00%, 01/15/24...........      193,067
  277,483    Pool #376445, 6.50%, 04/15/24...........      277,802
  191,054    Pool #386348, 7.50%, 06/15/24...........      196,485
  549,068    Pool #407323, 8.25%, 04/15/25...........      573,776
                                                       -----------
                                                         2,524,631
                                                       -----------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $11,796,764)......................   11,909,462
                                                       -----------

PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
----------   MONEY MARKET FUND--3.0%                   -----------
$2,264,300   ACM Institutional Reserves (Government
             Portfolio), 5.40% (b) (Cost
             $2,264,300).............................  $ 2,264,300
                                                       -----------

            TOTAL INVESTMENTS
            (Cost $73,720,625) (c)--100.8%..........   75,095,754
            Other assets less
            liabilities--(0.8)%.....................     (569,201)
                                                      -----------
            NET ASSETS--100.0%......................  $74,526,553
                                                      -----------
                                                      -----------

(a)  CO-ISSUED WITH GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.
(b)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(c) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET REALIZED APPRECIATION WAS $1,375,129 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,535,531 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $160,402.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at market value,
    (Identified cost $73,720,625)...........................  $75,095,754
  Cash......................................................          334
  Receivables:
    Interest................................................      744,939
    Investments sold........................................      581,350
  Other assets..............................................        1,825
                                                              -----------
      TOTAL ASSETS..........................................   76,424,202
                                                              -----------
LIABILITIES:
  Payables:
    Investments purchased...................................    1,702,838
    Dividends...............................................      102,800
    Services provided by the Bank of New York and
      Administrator.........................................       54,062
    Capital stock repurchased...............................       13,000
  Accrued expenses and other liabilities....................       24,949
                                                              -----------
      TOTAL LIABILITIES.....................................    1,897,649
                                                              -----------
NET ASSETS:.................................................  $74,526,553
                                                              -----------
                                                              -----------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     7,489
  Capital surplus...........................................   75,939,701
  Distributions in excess of net investment income..........      (83,033)
  Accumulated net realized loss on investments..............   (2,712,733)
  Net unrealized appreciation on investments................    1,375,129
                                                              -----------
                                                              $74,526,553
                                                              -----------
                                                              -----------
INSTITUTIONAL SHARES:
  Net assets................................................  $62,076,439
                                                              -----------
                                                              -----------
  Shares outstanding........................................    6,237,352
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $      9.95
                                                              -----------
                                                              -----------
INVESTOR SHARES:
  Net assets................................................  $12,450,114
                                                              -----------
                                                              -----------
  Shares outstanding........................................    1,251,578
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $      9.95
                                                              -----------
                                                              -----------
Institutional Shares authorized @ $.001 par value...........  200,000,000
Investor Shares authorized @ $.001 par value................  200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $2,452,433
                                                              ----------
EXPENSES:
  Advisory..................................................     184,403
  Administration............................................      73,761
  12b-1 fee--Investor Shares................................      13,600
  Accounting services.......................................      29,746
  Transfer agent............................................      21,849
  Custodian.................................................      14,691
  Registration and filings..................................      13,968
  Directors.................................................       3,844
  Reports to shareholders...................................       3,447
  Audit.....................................................       1,395
  Insurance.................................................       1,355
  Cash management...........................................       1,019
  Legal.....................................................         693
  Other.....................................................       9,299
                                                              ----------
    TOTAL EXPENSES..........................................     373,070
  Fees waived by The Bank of New York (Note 3)..............     (26,906)
  Earnings credit adjustment (Note 3).......................        (420)
                                                              ----------
    NET EXPENSES............................................     345,744
                                                              ----------
    NET INVESTMENT INCOME...................................   2,106,689
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................     165,998
  Increase in unrealized appreciation on investments during
    the period..............................................     392,300
                                                              ----------
  Net realized and unrealized gain on investments...........     558,298
                                                              ----------
  Net increase in net assets resulting from operations......  $2,664,987
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1998         YEAR ENDED
                                                                           (UNAUDITED)       DECEMBER 31, 1997
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................     $  2,106,689        $   3,871,834
  Net realized gain (loss) on investments.............................          165,998             (473,862)
  Increase in unrealized appreciation on investments during the
    period............................................................          392,300            1,756,995
                                                                        ------------------  -------------------
    Net increase in net assets resulting from operations..............        2,664,987            5,154,967
                                                                        ------------------  -------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........       (1,807,618)          (2,572,247)
                                        Investor Shares...............         (299,071)          (1,299,587)
                                                                        ------------------  -------------------
                                                                             (2,106,689)          (3,871,834)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....       10,700,445           68,354,492
                               Investor Shares........................        2,803,132            6,365,101
  Proceeds from shares issued on reinvestment of dividends:
                               Institutional Shares...................        1,096,113            1,858,663
                               Investor Shares........................          209,398              723,282
  Cost of capital stock repurchased: Institutional Shares.............      (14,322,070)          (8,174,171)
                                Investor Shares (Note 1)..............       (1,104,837)         (59,940,998)
                                                                        ------------------  -------------------
    Net increase (decrease) in net assets resulting from capital stock
      transactions....................................................         (617,819)           9,186,369
                                                                        ------------------  -------------------
      INCREASE (DECREASE) IN NET ASSETS...............................          (59,521)          10,469,502
NET ASSETS:
  Beginning of period.................................................       74,586,074           64,116,572
                                                                        ------------------  -------------------
  End of period.......................................................     $ 74,526,553        $  74,586,074
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................        1,077,694            7,141,742
             Investor Shares..........................................          282,387              657,553
  Shares issued on reinvestment of dividends: Institutional Shares....          110,607              191,010
                                         Investor Shares..............           21,147               75,288
  Shares repurchased: Institutional Shares............................       (1,444,028)            (839,673)
                   Investor Shares (Note 1)...........................         (111,417)          (6,283,195)
                                                                        ------------------  -------------------
    Net increase (decrease)...........................................          (63,610)             942,725
  Shares outstanding, beginning of period.............................        7,552,540            6,609,815
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................        7,488,930            7,552,540
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*
                                          JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  9.88            $  9.53
                                              -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.28               0.42
Net realized and unrealized gain on
  investments...........................         0.07               0.35
                                              -------            -------
  Total from investment operations......         0.35               0.77
                                              -------            -------
DIVIDENDS
Dividends from net investment income....        (0.28)             (0.42)
                                              -------            -------
Net asset value at end of period........      $  9.95            $  9.88
                                              -------            -------
                                              -------            -------
TOTAL RETURN:...........................         3.61%**            8.27%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $62,077            $64,128
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.90%***           0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.97%***           0.99%***
  Net investment income, net of waiver
    from The Bank of New York...........         5.74%***           5.79%***
Portfolio turnover rate.................           38%                41%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                          --------------------------------------------------------------------------
                                             SIX
                                           MONTHS
                                            ENDED
                                          JUNE 30,                        YEAR ENDED DECEMBER 31,
                                            1998       -------------------------------------------------------------
                                          (UNAUDITED)    1997         1996         1995         1994         1993
                                          ---------    ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net asset value at beginning of period..  $   9.87     $    9.70    $    9.94    $    9.10    $   10.12    $    9.87
                                          ---------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................      0.27          0.54         0.54         0.53         0.50         0.51
Net realized and unrealized gain (loss)
  on investments........................      0.08          0.17        (0.24)        0.84        (1.02)        0.27
                                          ---------    ---------    ---------    ---------    ---------    ---------
  Total from investment operations......      0.35          0.71         0.30         1.37        (0.62)        0.78
                                          ---------    ---------    ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....     (0.27)        (0.54)       (0.54)       (0.53)       (0.50)       (0.51)
Distribution from capital gains.........        --            --           --           --           --        (0.02)
                                          ---------    ---------    ---------    ---------    ---------    ---------
  Total dividends and distribution......     (0.27)        (0.54)       (0.54)       (0.53)       (0.50)       (0.53)
                                          ---------    ---------    ---------    ---------    ---------    ---------
Net asset value at end of period........  $   9.95     $    9.87    $    9.70    $    9.94    $    9.10    $   10.12
                                          ---------    ---------    ---------    ---------    ---------    ---------
                                          ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN:+..........................      3.59%*        7.54%        3.16%       15.40%       (5.17)%       8.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................  $ 12,450     $  10,458    $  64,117    $  60,659    $  59,328    $  72,069
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................      1.15%**       1.08%        1.02%        1.06%        1.07%        0.86%
  Expenses, prior to waiver from The
    Bank of New York....................      1.26%**       1.11%        1.02%        1.06%        1.10%        1.15%
  Net investment income, net of waiver
    from The Bank of New York...........      5.50%**       5.57%        5.54%        5.52%        5.30%        5.04%
Portfolio turnover rate.................        38%           41%          57%          48%          49%          67%

*    NOT ANNUALIZED.
**   ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS--58.5%
              AEROSPACE & DEFENSE--3.8%
$ 5,000,000   Lockheed Martin, 6.55%, 05/15/99........  $  5,015,155
  3,600,000   Lockheed Martin, 7.25%, 05/15/06........     3,822,415
  5,500,000   Raytheon Co., 6.30%, 03/15/05...........     5,554,357
                                                        ------------
                                                          14,391,927
                                                        ------------
              BANKING--2.4%
  1,000,000   First Union Corp., 7.00%, 03/15/06......     1,046,650
  6,400,000   Interamerican Development Bank, 8.50%,
              03/15/11................................     7,908,512
                                                        ------------
                                                           8,955,162
                                                        ------------
              CONGLOMERATES--2.5%
  9,075,000   Tenneco, Inc., 6.70%, 12/15/05..........     9,354,247
                                                        ------------
              ENTERTAINMENT--6.5%
  2,500,000   PRIMEDIA Inc., Series B, 8.50%,
              02/01/06................................     2,543,750
  7,250,000   Time Warner, Inc., PATS, 6.10%, 12/30/01
              (a).....................................     7,234,202
  5,500,000   Time Warner, Inc., 7.75%, 06/15/05......     5,897,903
  5,700,000   Viacom, Inc., 7.75%, 06/01/05...........     6,097,883
  2,500,000   Viacom, Inc., 8.00%, 07/07/06...........     2,575,000
                                                        ------------
                                                          24,348,738
                                                        ------------
              FINANCIAL SERVICES--28.4%
  7,850,000   Aetna Services, Inc., 6.97%, 08/15/36...     8,116,578
  3,200,000   Ameritech Capital Funding Corp., 6.30%,
              10/15/04................................     3,246,522
  8,945,000   Associates Corp. N.A., 6.88%,
              08/01/03................................     9,254,282

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
$ 1,575,000   Beneficial Corp., 12.88%, 08/01/13......  $  1,662,705
  5,000,000   Block Financial Corp., 6.75%,
              11/01/04................................     5,129,915
  7,880,000   Chrysler Financial Corp., 6.03%,
              03/12/01................................     7,888,676
  4,750,000   Ford Motor Credit Corp., 7.00%,
              09/25/01................................     4,875,528
  3,750,000   General Electric Capital Corp., 7.88%,
              12/01/06................................     4,211,464
  2,250,000   General Motors Acceptance Corp., 6.05%,
              10/04/99................................     2,249,255
  6,000,000   General Motors Acceptance Corp., 6.70%,
              04/18/01................................     6,096,198
  5,000,000   General Motors Acceptance Corp., 8.25%,
              02/28/02................................     5,346,140
    665,000   General Motors Acceptance Corp., 8.25%,
              02/24/04................................       730,066
 10,000,000   Goldman Sachs Group, L.P., 6.75%,
              02/15/06 (a)............................    10,261,760
  6,800,000   Lehman Brothers Holdings, Inc., 7.38%,
              05/15/04................................     7,152,043
  8,665,000   Lehman Brothers Holdings, Inc., 7.38%,
              05/15/07................................     9,204,474
  4,150,000   Merrill Lynch & Co. Inc., 6.07%,
              10/15/01................................     4,158,943
  1,500,000   Merrill Lynch & Co. Inc., 8.30%,
              11/01/02................................     1,629,239
  4,775,000   Morgan Stanley Dean Witter & Co., 6.70%,
              05/01/01................................     4,859,016
    500,000   Salomon, Inc., 6.00%, 12/15/98..........       500,509
    950,000   Salomon, Inc., 7.00%, 06/15/03..........       983,393
    500,000   Salomon, Inc., 6.88%, 12/15/03..........       515,809
  4,850,000   Salomon Smith Barney, 6.25%, 01/15/05...     4,845,111
  3,000,000   Sears Roebuck Acceptance Corp., 6.95%,
              05/15/02................................     3,092,775
                                                        ------------
                                                         106,010,401
                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
              FOOD PROCESSING--3.4%
$ 7,500,000   Nabisco, Inc., 6.85%, 06/15/05..........  $  7,643,550
  5,000,000   Nabisco, Inc., 6.13%, 02/01/33..........     4,955,690
                                                        ------------
                                                          12,599,240
                                                        ------------
              HOTELS & GAMING--1.2%
  4,500,000   Hilton Hotels Corp., 7.38%, 06/01/02....     4,568,427
                                                        ------------
              INDUSTRIAL & COMMERCIAL
              SERVICES--0.8%
  3,000,000   WMX Technologies, Inc., 7.70%,
              10/01/02................................     3,141,246
                                                        ------------
              OIL & GAS--1.4%
  5,000,000   Global Marine, Inc., 7.13%, 09/01/07....     5,232,850
                                                        ------------
              RESTAURANTS--0.8%
  3,000,000   Tricon Global Restaurants, Inc., 7.45%,
              05/15/05................................     3,027,354
                                                        ------------
              RETAIL--DEPARTMENT STORES--2.3%
  3,000,000   Penney (J.C.) & Co., Inc., 7.25%,
              04/01/02................................     3,115,335
  5,230,000   Sears Roebuck Co., Series 3, 6.92%,
              06/17/04................................     5,400,676
                                                        ------------
                                                           8,516,011
                                                        ------------
              TELECOMMUNICATIONS--4.2%
  3,500,000   Comcast Cellular Holdings, 9.50%,
              05/01/07................................     3,648,750
  5,000,000   GTE Corp., 7.51%, 04/01/09..............     5,450,460
  5,000,000   Tele-Communications, Inc., 6.58%,
              02/15/05 (b)............................     5,449,410
  1,000,000   US West Communications, 6.63%,
              09/15/05................................     1,033,296
                                                        ------------
                                                          15,581,916
                                                        ------------
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              CORPORATE BONDS (CONTINUED)
              UTILITIES--ELECTRIC--0.8%
$ 3,000,000   Niagara Mohawk Power Corp., 7.13%,
              07/01/01................................  $  3,011,250
                                                        ------------
              TOTAL CORPORATE BONDS
              (Cost $213,981,668).....................   218,738,769
                                                        ------------

              UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--29.3%
              FEDERAL HOME LOAN BANK--1.5%
  5,500,000   5.50%, 04/14/00.........................       5,483,990
                                                        --------------
              FEDERAL HOME LOAN MORTGAGE
              CORP.--1.1%
  1,025,000   5.23%, 02/22/99.........................       1,021,829
  2,700,000   7.93%, 01/20/05.........................       3,023,657
                                                        --------------
                                                             4,045,486
                                                        --------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--8.8%
  3,000,000   6.20%, 06/26/00.........................       3,032,073
  2,440,000   0.00%, 08/15/01.........................       2,045,942
  4,385,000   6.20%, 07/10/03.........................       4,356,862
  3,000,000   6.85%, 04/05/04.........................       3,162,549
  9,700,000   7.38%, 03/28/05.........................      10,599,908
  5,000,000   5.94%, 12/12/05.........................       5,073,695
  3,725,000   5.88%, 02/02/06.........................       3,766,545
  1,000,000   6.06%, 02/03/06.........................       1,006,140
                                                        --------------
                                                            33,043,714
                                                        --------------
              TENNESSEE VALLEY AUTHORITY--0.1%
    275,000   6.00%, 11/01/00.........................         277,098
                                                        --------------
              UNITED STATES TREASURY NOTES--17.8%
  4,800,000   5.75%, 08/15/03.........................       4,851,000
  9,725,000   7.50%, 02/15/05.........................      10,767,403
  5,400,000   5.88%, 11/15/05.........................       5,504,625
 15,400,000   7.00%, 07/15/06.........................      16,824,500
 26,975,000   6.50%, 10/15/06.........................      28,652,521
                                                        --------------
                                                            66,600,049
                                                        --------------
              TOTAL UNITED STATES GOVERNMENT AGENCIES
              & OBLIGATIONS
              (Cost $106,528,478).....................     109,450,337
                                                        --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------   COLLATERALIZED MORTGAGE OBLIGATIONS--5.6% ------------
              FEDERAL HOME LOAN MORTGAGE
              CORP.--2.4%
$ 1,850,000   Series 1531E, 6.00%, 01/15/06...........  $  1,850,962
  1,000,000   Series 1678CA, 6.00%, 02/15/09..........       975,070
  5,167,426   Series 1607ZB, 5.50%, 12/15/10..........     5,120,080
    992,790   Series 1627PJ, 6.00%, 03/15/23..........       972,825
                                                        ------------
                                                           8,918,937
                                                        ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--1.9%
    539,298   Series 1993-88B, 5.40%, 06/25/00........       536,553
  1,200,207   Series 1993-212C, 6.00%, 11/25/00.......     1,195,946
  5,300,000   Series 1993-96PJ, 7.00%, 08/25/22.......     5,499,775
                                                        ------------
                                                           7,232,274
                                                        ------------
              FIXED RATE SECURITIES--1.3%
  4,865,259   Kidder Peabody Mortgage Assets Trust,
              Series 22, Class D, 9.95%, 02/01/19.....     4,870,876
                                                        ------------
              TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS
              (Cost $20,864,411)......................    21,022,087
                                                        ------------

              MORTGAGE-BACKED
              SECURITIES--3.0%
              FEDERAL HOME LOAN MORTGAGE
              CORP.--0.4%
    138,219   Pool #180686,
              6.00%, 08/01/03.........................       136,768
    203,196   Pool #160074,
              10.00%, 04/01/09........................       218,633
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)
$   979,007   Pool #180006,
              9.25%, 08/01/11.........................  $  1,037,904
                                                        ------------
                                                           1,393,305
                                                        ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.2%
    733,169   Pool #219238, 8.50%, 02/01/09...........       775,648
                                                        ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.4%
    127,272   Pool #13416, 8.00%, 09/15/06............       131,846
     63,423   Pool #13688, 8.00%, 11/15/06............        65,703
    114,568   Pool #12766, 8.00%, 12/15/06............       118,685
     93,297   Pool #16080, 7.50%, 04/15/07............        95,834
  1,037,440   Pool #21598, 8.00%, 02/15/08............     1,074,726
    229,077   Pool #27246, 9.00%, 12/15/08............       245,112
    100,182   Pool #31570, 9.50%, 06/15/09............       108,165
    112,706   Pool #34366, 9.50%, 09/15/09............       121,687
     68,725   Pool #33765, 9.50%, 10/15/09............        74,201
    104,851   Pool #34704, 9.50%, 10/15/09............       114,203
    677,168   Pool #171774, 9.00%, 09/15/16...........       724,570
    290,204   Pool #199885, 9.50%, 11/15/17...........       313,330
    112,462   Pool #251646, 9.50%, 04/15/18...........       121,424
     77,018   Pool #290313, 9.50%, 05/15/20...........        83,155

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                             ------------
              MORTGAGE-BACKED
              SECURITIES (CONTINUED)
$ 1,184,350   Pool #319650, 7.00%, 11/15/22...........  $  1,207,445
  1,664,128   Pool #349306, 8.00%, 02/15/23...........     1,730,493
  1,530,361   Pool #362262, 7.50%, 04/15/24...........     1,571,971
    450,844   Pool #376445, 6.50%, 04/15/24...........       451,363
    691,660   Pool #384069, 7.50%, 04/15/24...........       710,466
                                                        ------------
                                                           9,064,379
                                                        ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $10,895,272)......................    11,233,332
                                                        ------------

              MUNICIPAL BONDS--1.3%
              REVENUE--1.3%
  4,750,000   New York State Dormitory Authority,
              6.23%, 10/01/98 (Cost $4,750,000).......     4,754,270
                                                        ------------

              ASSET-BACKED
              SECURITIES--0.9%
              ASSET BACKED SECURITIES--
              CREDIT CARDS--0.9%
  2,600,000   Discover Card Master Trust I, Series
              1996-3, Class A, 6.05%, 08/18/08........     2,617,316
    576,745   Ford Credit Grantor Trust, 5.90%,
              10/15/00................................       577,206
                                                        ------------
              TOTAL ASSET-BACKED SECURITIES
              (Cost $3,057,414).......................     3,194,522
                                                        ------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------   MONEY MARKET FUND--0.0%                   ------------
$   125,500   ACM Institutional Reserves (Prime
              Portfolio), 5.49% (c) (Cost $125,500)...  $    125,500
                                                        ------------

             TOTAL INVESTMENTS
             (Cost $360,202,743) (d)-- 98.6%.........   368,518,817
             Other assets less
             liabilities--1.4 %......................     5,187,094
                                                       ------------
             NET ASSETS--100.0 %.....................  $373,705,911
                                                       ------------
                                                       ------------

PATS PASS-THRU ASSET TRUST SECURITY.
(a) ILLIQUID SECURITY, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(b)  INTEREST RATE SCHEDULED TO INCREASE TO 8.35% ON FEBRUARY 14, 1999.
(c)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(d) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $8,316,074 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $9,168,849 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $852,775.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at market value,
    (Identified cost $360,202,743)..........................  $368,518,817
  Cash......................................................           372
  Receivables:
    Interest................................................     5,823,950
    Investments sold........................................     2,871,557
    Capital stock sold......................................       180,807
  Deferred organization costs and other assets..............       132,712
                                                              ------------
      TOTAL ASSETS..........................................   377,528,215
                                                              ------------
LIABILITIES:
  Payables:
    Investments purchased...................................     2,990,820
    Dividends...............................................       532,744
    Services provided by the Bank of New York and
      Administrator.........................................       239,827
    Capital stock repurchased...............................         5,910
  Accrued expenses and other liabilities....................        53,003
                                                              ------------
      TOTAL LIABILITIES.....................................     3,822,304
                                                              ------------
NET ASSETS:.................................................  $373,705,911
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     35,494
  Capital surplus...........................................   362,148,204
  Accumulated net realized gain on investments..............     3,206,139
  Net unrealized appreciation on investments................     8,316,074
                                                              ------------
                                                              $373,705,911
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $368,953,957
                                                              ------------
                                                              ------------
  Shares outstanding........................................    35,042,944
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.53
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $  4,751,954
                                                              ------------
                                                              ------------
  Shares outstanding........................................       451,027
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.54
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $12,088,368
                                                              -----------
EXPENSES:
  Advisory..................................................      898,195
  Administration............................................      359,280
  12b-1 fee--Investor Shares................................        4,738
  Registration and filings..................................       53,831
  Transfer agent............................................       45,885
  Accounting services.......................................       29,753
  Custodian.................................................       24,296
  Organization..............................................       10,292
  Reports to shareholders...................................        9,630
  Audit.....................................................        8,191
  Cash management...........................................        4,236
  Directors.................................................        3,838
  Legal.....................................................        3,626
  Insurance.................................................        3,229
  Other.....................................................       16,518
                                                              -----------
    TOTAL EXPENSES..........................................    1,475,538
  Earnings credit adjustment (Note 3).......................         (829)
                                                              -----------
    NET EXPENSES............................................    1,474,709
                                                              -----------
    NET INVESTMENT INCOME...................................   10,613,659
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    2,853,448
  Increase in unrealized appreciation on investments during
    the period..............................................       47,900
                                                              -----------
  Net realized and unrealized gain on investments...........    2,901,348
                                                              -----------
  Net increase in net assets resulting from operations......  $13,515,007
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         SIX MONTHS ENDED     APRIL 1, 1997*
                                                                          JUNE 30, 1998           THROUGH
                                                                           (UNAUDITED)       DECEMBER 31, 1997
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................    $   10,613,659       $  16,285,797
  Net realized gain on investments....................................         2,853,448             352,691
  Increase in unrealized appreciation on investments during the
    period............................................................            47,900          14,714,273
                                                                        ------------------  -------------------
    Net increase in net assets resulting from operations..............        13,515,007          31,352,761
                                                                        ------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........       (10,507,295)        (16,143,287)
                                     Investor Shares..................          (106,364)            (33,324)
  Distributions from capital gains: Institutional Shares..............               -0-            (108,600)
                              Investor Shares.........................               -0-                (586)
                                                                        ------------------  -------------------
                                                                             (10,613,659)        (16,285,797)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....        32,001,355         414,224,302
                               Investor Shares........................         3,205,175           2,271,045
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares................................           998,355           1,251,063
                Investor Shares.......................................            99,964              33,546
  Cost of capital stock repurchased: Institutional Shares.............       (17,249,605)        (80,173,329)
                                Investor Shares.......................          (471,940)           (452,332)
                                                                        ------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................        18,583,304         337,154,295
                                                                        ------------------  -------------------
      INCREASE IN NET ASSETS..........................................        21,484,652         352,221,259
NET ASSETS:
  Beginning of period.................................................       352,221,259                 -0-
                                                                        ------------------  -------------------
  End of period.......................................................    $  373,705,911       $ 352,221,259
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................         3,049,957          41,249,130
             Investor Shares..........................................           305,466             221,371
  Shares issued on reinvestment of dividends: Institutional Shares....            95,157             121,197
                                         Investor Shares..............             9,526               3,224
  Shares repurchased: Institutional Shares............................        (1,642,112)         (7,830,385)
                   Investor Shares....................................           (44,906)            (43,654)
                                                                        ------------------  -------------------
    Net increase......................................................         1,773,088          33,720,883
  Shares outstanding, beginning of period.............................        33,720,883                 -0-
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................        35,493,971          33,720,883
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                          JUNE 30, 1998         THROUGH         JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.45           $  10.00            $10.45             $10.08
                                          --------------        --------            ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.31               0.47              0.29               0.40
Net realized and unrealized gain on
  investments...........................         0.08               0.45              0.09               0.37
                                          --------------        --------            ------             ------
  Total from investment operations......         0.39               0.92              0.38               0.77
                                          --------------        --------            ------             ------
DIVIDENDS
Dividends from net investment
  income................................        (0.31)             (0.47)            (0.29)             (0.40)
                                          --------------        --------            ------             ------
Net asset value at end of period........     $  10.53           $  10.45            $10.54             $10.45
                                          --------------        --------            ------             ------
                                          --------------        --------            ------             ------
TOTAL RETURN:...........................         3.76%**            9.34%**           3.70%**            7.76%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $368,954           $350,330            $4,752             $1,891
Ratio to average net assets of:
  Expenses..............................         0.82%***           0.80%***          1.11%***           1.06%***
  Net investment income.................         5.91%***           6.14%***          5.61%***           5.74%***
Portfolio turnover rate.................           38%                81%               38%                81%

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST   MATURITY       MARKET
  AMOUNT                                                RATINGS     RATE       DATE         VALUE
----------                                             ---------  --------   ---------   ------------
             MUNICIPAL BONDS--96.8%
             EDUCATION--9.9%
$  500,000   New York State Dormitory Authority,
             (University of Rochester)...............    A1/A+      4.700%   07/01/00    $    507,250
   250,000   New York State Dormitory Authority,
             Columbia University.....................   Aaa/AAA     5.000    07/01/00         255,395
   500,000   New York State Dormitory Authority,
             Columbia University.....................   Aaa/AAA     5.500    07/01/09         543,920
 1,700,000   New York State Dormitory Authority, New
             York University, MBIA Insured+..........   Aaa/AAA     5.500    07/01/04       1,810,619
 1,000,000   New York State Dormitory Authority,
             Strong Memorial Hospital (University of
             Rochester)..............................    A1/A+      5.000    07/01/02       1,031,800
                                                                                         ------------
                                                                                            4,148,984
                                                                                         ------------
             GENERAL OBLIGATIONS--10.6%
   500,000   Monroe County, New York, MBIA
             Insured+................................   Aaa/AAA     4.800    06/01/02         512,900
    60,000   Monroe County, New York, Series B,
             Unrefunded Balance, Callable 12/01/98 @
             102.....................................   Aa2/AA      7.000    06/01/03          61,999
   500,000   New York State Municipal Bond Bank
             Agency (City of Rochester)..............    NR/A+      6.400    03/15/01         528,815
   500,000   New York State, General Obligation......    A2/A       4.600    03/15/01         506,960
 1,000,000   New York State, General Obligation......    A2/A       5.125    06/15/04       1,042,410
 1,000,000   Orange County New York, General
             Obligation..............................   Aa2/NR      5.000    09/01/13       1,005,890
   300,000   Sands Point New York, General
             Obligation..............................   Aa2/NR      3.950    07/15/01         299,826
   500,000   Sands Point New York, General
             Obligation..............................   Aa2/NR      4.700    07/15/11         498,735
                                                                                         ------------
                                                                                            4,457,535
                                                                                         ------------
             HEALTHCARE--2.4%
   470,000   New York State Dormitory Authority,
             Nursing Home Our Lady of Consolation....    NR/AA      5.200    08/01/05         490,624
   500,000   New York State Medical Care
             Facilities--Downstate Medical Center....   NR/AAA      5.700    02/15/04         534,360
                                                                                         ------------
                                                                                            1,024,984
                                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST   MATURITY       MARKET
  AMOUNT                                                RATINGS     RATE       DATE         VALUE
----------                                             ---------  --------   ---------   ------------
             MUNICIPAL BONDS (CONTINUED)
             HOUSING--2.5%
$  500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 37-A......   Aa2/NR      5.850%   04/01/06    $    521,835
   500,000   New York State Mortgage
             Revenue--Homeowner Mtg Series 39........   Aa2/NR      5.300    04/01/04         518,910
                                                                                         ------------
                                                                                            1,040,745
                                                                                         ------------
             INDUSTRIAL DEVELOPMENT BONDS--6.1%
   500,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA     4.875    12/01/06         514,770
 1,000,000   Hempstead Town--New York Industrial
             Development Agency......................   Aaa/AAA     5.000    12/01/07       1,035,680
 1,000,000   Westchester County Industrial
             Development Agency Series A.............   Aaa/AAA     4.850    07/01/00       1,017,170
                                                                                         ------------
                                                                                            2,567,620
                                                                                         ------------
             PREFUNDED/ESCROW/US GUARANTEED--3.0%
   890,000   New York Housing Finance Agency, ETM
             State University Construction...........   Aaa/AAA     6.500    11/01/06         963,069
   277,000   Puerto Rico Aqueduct & Sewer Authority,
             ETM.....................................   Aaa/AAA     4.500    07/01/02         278,726
                                                                                         ------------
                                                                                            1,241,795
                                                                                         ------------
             SPECIAL TAX--20.6%
 1,000,000   MTA Dedicated Tax, MBIA Insured+........   Aaa/AAA     6.000    04/01/05       1,095,570
 1,000,000   Municipal Assistance Corp. for New York
             City....................................   Aa2/AA      4.800    07/01/03       1,026,370
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................   Aa2/AA      6.000    07/01/05       2,196,120
   500,000   New York State Local Government
             Assistance Corp. .......................    A3/A+      4.800    04/01/05         512,130
   655,000   New York State Local Government
             Assistance Corp. .......................    A3/A+      5.000    04/01/02         674,584
 1,000,000   New York State Local Government
             Assistance Corp. .......................    A3/A+      5.300    04/01/00       1,022,750
   340,000   New York State Local Government
             Assistance Corp. .......................    A3/A+      6.750    04/01/02         367,520
 1,225,000   New York, New York City Transitional
             Finance Authority Revenue Series A......   Aa3/AA      5.000    08/15/05       1,270,999
   500,000   New York, New York City Transitional
             Finance Authority Revenue Series C......   Aa3/AA      4.000    05/01/02         497,870
                                                                                         ------------
                                                                                            8,663,913
                                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST   MATURITY       MARKET
  AMOUNT                                                RATINGS     RATE       DATE         VALUE
----------                                             ---------  --------   ---------   ------------
             MUNICIPAL BONDS (CONTINUED)
             STATE APPROPRIATION--15.0%
$1,000,000   Metropolitan Transportation Authority
             Service Contract Revenue................  Baa1/BBB+    5.750%   07/01/07    $  1,074,080
   520,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/BBB+    5.000    04/01/02         531,913
   250,000   New York State Dormitory Authority,
             Albany County...........................  Baa1/BBB+    5.500    04/01/08         255,012
   300,000   New York State Dormitory Authority,
             State University........................    A3/A-      5.200    05/15/03         311,880
   650,000   New York State Dormitory Authority,
             Upstate Community Colleges..............  Baa1/BBB+    5.600    07/01/07         690,092
   505,000   New York State Medical Care
             Facilities--Mental Health...............    A3/A-      4.700    08/15/01         512,893
   480,000   New York State Medical Care
             Facilities--Mental Health...............    A3/A-      6.100    08/15/02         513,062
   500,000   New York State Thruway Authority Service
             Contract Highway & Bridge Trust Fund....  Baa1/BBB+    5.750    04/01/08         531,070
 1,000,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+    5.900    01/01/07       1,069,890
   750,000   New York State Urban Development
             Corp. ..................................  Baa1/BBB+    6.000    01/01/07         814,410
                                                                                         ------------
                                                                                            6,304,302
                                                                                         ------------
             TRANSPORTATION--12.5%
 1,250,000   New York State Thruway Authority General
             Revenue.................................   Aa3/AA-     5.250    01/01/01       1,285,963
   750,000   New York State Thruway Authority Service
             Contract Revenue........................  Baa1/BBB+    5.625    04/01/07         797,595
   650,000   Port Authority New York & New Jersey....   A1/AA-      5.100    08/01/01         670,540
 1,000,000   Port Authority New York & New Jersey....   A1/AA-      5.300    08/01/03       1,049,690
   500,000   Port Authority New York & New Jersey....   A1/AA-      6.100    10/15/02         538,870
   500,000   Port Authority New York & New Jersey....   A1/AA-      4.750    10/01/08         510,970
   400,000   Triborough Bridge & Tunnel Authority
             General Purpose.........................   Aa3/A+      4.600    01/01/05         406,064
                                                                                         ------------
                                                                                            5,259,692
                                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST   MATURITY       MARKET
  AMOUNT                                                RATINGS     RATE       DATE         VALUE
----------                                             ---------  --------   ---------   ------------
             MUNICIPAL BONDS (CONTINUED)
             UTILITIES--12.2%
$1,500,000   Long Island Power Authority New York
             Electric System Revenue.................   Aaa/AAA     5.500%   12/01/10    $  1,619,205
   750,000   New York State Environmental Facility
             Corp. PCR State Water...................   Aa2/A+      4.900    06/15/09         765,398
   300,000   New York State Environmental Facility
             Corp. PCR State Water...................   Aaa/AAA     6.000    05/15/02         320,325
   400,000   New York State Environmental Facility
             Corp. PCR State Water...................   Aaa/AAA     6.300    09/15/00         420,096
   785,000   New York State Power Authority..........   Aa2/NR      4.900    01/01/06         822,138
 1,000,000   New York State Power Authority Revenue &
             General Purpose Series A................   Aa3/AA-     4.250    02/15/04         997,980
   165,000   New York State Power Authority Revenue &
             General Purpose Series CC...............   Aa2/NR      4.900    01/01/06         172,806
                                                                                         ------------
                                                                                            5,117,948
                                                                                         ------------
             OTHER--2.0%
   205,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA     4.900    01/01/01         209,352
    75,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA     5.000    01/01/02          77,428
   165,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA     5.000    01/01/02         169,800
   350,000   New York City, Trust for Cultural
             Resources Museum MOMA-AMBAC Insured+....   Aaa/AAA     6.300    01/01/03         382,042
                                                                                         ------------
                                                                                              838,622
                                                                                         ------------
             TOTAL MUNICIPAL BONDS
             (Cost $39,444,417)......................                                      40,666,140
                                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                /S&P     INTEREST    MARKET
  AMOUNT                                                RATINGS     RATE       VALUE
----------                                             ---------  --------   ---------
             TAX-EXEMPT MONEY MARKET FUND--1.7%
$  714,236   Dreyfus New York Municipal Cash
             Management
             (Cost $714,236).........................    NR/NR     3.520%(a) $   714,236
                                                                             -----------

             TOTAL INVESTMENTS (Cost $40,158,653)
             (b)--98.5%..............................                         41,380,376
             Other assets less liabilities--1.5%.....                            611,205
                                                                             -----------
             NET ASSETS--100.0%......................                        $41,991,581
                                                                             -----------
                                                                             -----------

NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $1,221,723 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $1,233,433 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $11,710.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at market value,
    (Identified cost $40,158,653)...........................  $41,380,376
  Cash......................................................          500
  Receivables:
    Interest................................................      709,028
    Capital stock sold......................................       93,891
  Other assets..............................................          116
                                                              -----------
      TOTAL ASSETS..........................................   42,183,911
                                                              -----------
LIABILITIES:
  Payables:
    Investments purchased...................................       93,891
    Dividends...............................................       40,013
    Services provided by The Bank of New York and
      Administrator.........................................       27,453
  Accrued expenses and other liabilities....................       30,973
                                                              -----------
      TOTAL LIABILITIES.....................................      192,330
                                                              -----------
NET ASSETS:.................................................  $41,991,581
                                                              -----------
                                                              -----------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     3,995
  Capital surplus...........................................   40,834,392
  Accumulated net realized loss on investments..............      (68,529)
  Net unrealized appreciation on investments................    1,221,723
                                                              -----------
                                                              $41,991,581
                                                              -----------
                                                              -----------
INSTITUTIONAL SHARES:
  Net assets................................................  $32,292,436
                                                              -----------
                                                              -----------
  Shares outstanding........................................    3,071,750
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $     10.51
                                                              -----------
                                                              -----------
INVESTOR SHARES:
  Net assets................................................  $ 9,699,145
                                                              -----------
                                                              -----------
  Shares outstanding........................................      922,656
                                                              -----------
                                                              -----------
  Net asset value, offering price and repurchase price per
    share...................................................  $     10.51
                                                              -----------
                                                              -----------
Institutional Shares authorized @ $.001 par value...........    2,000,000
Investor Shares authorized @ $.001 par value................    2,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $1,006,964
                                                              ----------
EXPENSES:
  Advisory..................................................     104,286
  Administration............................................      41,715
  12b-1 fee--Investor Shares................................      13,187
  Accounting services.......................................      29,745
  Transfer agent............................................      20,632
  Registration and filings..................................      17,216
  Custodian.................................................       7,290
  Directors.................................................       3,810
  Reports to shareholders...................................       2,936
  Insurance.................................................         889
  Audit.....................................................         790
  Cash management...........................................         664
  Legal.....................................................         377
  Other.....................................................       5,533
                                                              ----------
    TOTAL EXPENSES..........................................     249,070
  Fees waived by The Bank of New York (Note 3)..............     (48,173)
                                                              ----------
    NET EXPENSES............................................     200,897
                                                              ----------
    NET INVESTMENT INCOME...................................     806,067
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Net realized gain on investments..........................     142,713
  Decrease in unrealized appreciation on investments during
    the period..............................................    (183,015)
                                                              ----------
  Net realized and unrealized loss on investments...........     (40,302)
                                                              ----------
  Net increase in net assets resulting from operations......  $  765,765
                                                              ----------
                                                              ----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED
                                                                                      JUNE 30, 1998        YEAR ENDED
                                                                                       (UNAUDITED)      DECEMBER 31, 1997
                                                                                     ----------------   -----------------
OPERATIONS:
  Net investment income............................................................    $   806,067        $  1,522,640
  Net realized gain on investments.................................................        142,713             105,649
  Increase (decrease) in unrealized appreciation on investments during the
    period.........................................................................       (183,015)            785,584
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from operations...........................        765,765           2,413,873
                                                                                     ----------------   -----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................       (612,210)           (870,111)
                                     Investor Shares...............................       (193,857)           (652,529)
                                                                                     ----------------   -----------------
                                                                                          (806,067)         (1,522,640)
                                                                                     ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1)..................      5,554,928          37,610,007
                               Investor Shares.....................................      1,411,879           3,461,199
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares.............................................         74,188              99,174
                Investor Shares....................................................        143,606             323,282
  Cost of capital stock repurchased: Institutional Shares..........................     (4,223,489)        (30,067,836)
                                Investor Shares (Note 1)...........................     (2,212,599)         (7,770,455)
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from capital stock transactions...........        748,513           3,655,371
                                                                                     ----------------   -----------------
      INCREASE IN NET ASSETS.......................................................        708,211           4,546,604
NET ASSETS:
  Beginning of period..............................................................     41,283,370          36,736,766
                                                                                     ----------------   -----------------
  End of period....................................................................    $41,991,581        $ 41,283,370
                                                                                     ----------------   -----------------
                                                                                     ----------------   -----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1).......................................        529,117           3,676,326
            Investor Shares........................................................        134,161             336,663
  Shares issued on reinvestment of dividends: Institutional Shares.................          7,055               9,559
                                        Investor Shares............................         13,656              31,281
  Shares repurchased: Institutional Shares.........................................       (402,685)         (2,953,489)
                   Investor Shares (Note 1)........................................       (210,576)           (747,622)
                                                                                     ----------------   -----------------
    Net increase...................................................................         70,728             352,718
  Shares outstanding, beginning of period..........................................      3,923,678           3,570,960
                                                                                     ----------------   -----------------
  Shares outstanding, end of period................................................      3,994,406           3,923,678
                                                                                     ----------------   -----------------
                                                                                     ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES
                                          -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*
                                          JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $ 10.52            $ 10.16
                                              -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.21               0.31
Net realized and unrealized gain (loss)
  on investments........................        (0.01)              0.36
                                              -------            -------
  Total from investment operations......         0.20               0.67
                                              -------            -------
DIVIDENDS
Dividends from net investment income....        (0.21)             (0.31)
                                              -------            -------
Net asset value at end of period........      $ 10.51            $ 10.52
                                              -------            -------
                                              -------            -------
TOTAL RETURN:...........................         1.86%**            6.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $32,292            $30,915
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.90%***           0.90%***
  Expenses, prior to waiver from The
    Bank of New York....................         1.13%***           1.15%***
  Net investment income, net of waiver
    from The Bank of New York...........         3.93%***           3.98%***
Portfolio turnover rate.................           16%                21%

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                                       INVESTOR SHARES
                                           ------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                                               1998        --------------------------------------------------------
                                           (UNAUDITED)       1997        1996        1995        1994        1993
                                           ------------    --------    --------    --------    --------    --------
PER SHARE DATA:
Net asset value at beginning of
  period................................       $ 10.52     $  10.29    $  10.34    $   9.59    $  10.37    $   9.97
                                           ------------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          0.19         0.39        0.40        0.39        0.39        0.38
Net realized and unrealized gain (loss)
  on investments........................         (0.01)        0.23       (0.05)       0.75       (0.78)       0.40
                                           ------------    --------    --------    --------    --------    --------
  Total from investment operations......          0.18         0.62        0.35        1.14       (0.39)       0.78
                                           ------------    --------    --------    --------    --------    --------
DIVIDENDS
Dividends from net investment income....         (0.19)       (0.39)      (0.40)      (0.39)      (0.39)      (0.38)
                                           ------------    --------    --------    --------    --------    --------
Net asset value at end of period........       $ 10.51     $  10.52    $  10.29    $  10.34    $   9.59    $  10.37
                                           ------------    --------    --------    --------    --------    --------
                                           ------------    --------    --------    --------    --------    --------
TOTAL RETURN:+..........................          1.74%*       6.19%       3.47%      12.08%      (3.81)%      7.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................       $ 9,699     $ 10,368    $ 36,737    $ 40,931    $ 43,213    $ 55,871
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................          1.15%**      1.02%       0.90%       0.90%       0.85%       0.68%
  Expenses, prior to waiver from The
    Bank of New York....................          1.38%**      1.32%       1.18%       1.20%       1.20%       1.30%
  Net investment income, net of waiver
    from The Bank of New York...........          3.68%**      3.88%       3.91%       3.89%       3.92%       3.74%
Portfolio turnover rate.................            16%          21%         22%          4%         18%          6%

*    NOT ANNUALIZED.
**   ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS IN WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS--99.2%
             CERTIFICATE OF PARTICIPATION--0.7%
$2,000,000   New York Certificate of Participation...  Baa1/BBB+    4.500%   02/01/03   $  2,008,160
                                                                                        ------------
             EDUCATION--8.2%
 1,000,000   District of Columbia Revenue
             (Association of American Medical
             Colleges), Series A, Callable 8/15/07
             @102....................................   Aaa/AAA     5.150    02/15/10      1,019,810
 1,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago), Series
             A.......................................   Aa1/AA      5.000    07/01/08      1,036,650
 2,000,000   Illinois Educational Facility Authority
             Revenue (University of Chicago), Series
             B.......................................   Aa1/AA      4.400    07/01/25      2,000,000
 7,190,000   New England Student Loan Revenue Series
             A.......................................   Aaa/NR      5.800    03/01/02      7,568,985
 1,115,000   New England Student Loan Revenue Series
             D.......................................   Aaa/NR      6.000    09/01/99      1,142,295
   110,000   New Jersey State Educational Facility
             Authority Revenue (Jersey City State
             College), Series D, MBIA Insured+.......   Aaa/AAA     5.400    07/01/01        114,348
   100,000   New Jersey State Educational Facility
             Authority Revenue (Princeton
             University), Series F...................   Aaa/AAA     5.100    07/01/99        101,504
   100,000   New Jersey State Educational Facility
             Authority Revenue (Richard Stockton
             State College), Series B................   Aaa/AAA     5.700    07/01/99        102,070
    20,000   New York State Dormitory Authority
             Revenue, Unrefunded Balance, University
             of Rochester, Callable 7/17/98
             @101.50.................................    A1/A+      6.200    07/01/02         20,331
 1,600,000   Pennsylvania State Higher Education
             Facility Authority College & University
             Revenue.................................   NR/AA-      5.000    11/01/00      1,638,496
 1,000,000   Swarthmore Borough Authority
             Pennsylvania College Revenue............   Aaa/AA+     5.000    09/15/07      1,042,650
 1,000,000   Swarthmore Borough Authority
             Pennsylvania College Revenue............   Aaa/AA+     5.000    09/15/08      1,042,160
 1,000,000   Swarthmore Borough Authority
             Pennsylvania College Revenue............   Aaa/AA+     5.250    09/15/09      1,066,290
 2,185,000   Texas A & M University Revenue, Callable
             5/15/07 @100............................   Aa2/AA      5.000    05/15/08      2,262,480
 1,000,000   Texas State Public Authority Building
             (State Technical College), MBIA
             Insured+................................   Aaa/AAA     6.100    08/01/04      1,097,470
 1,000,000   University of Texas.....................   Aaa/AAA     6.700    07/01/05      1,093,440
                                                                                        ------------
                                                                                          22,348,979
                                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
             GENERAL OBLIGATIONS--31.4%
$1,000,000   Aldine Texas Independent School
             District, Callable 2/15/07 @100.........   Aaa/AAA     5.375%   02/15/09   $  1,054,610
   100,000   Bergen County New Jersey................   Aaa/NR      5.550    12/01/00        103,912
 4,000,000   California State........................    A1/A+      5.000    10/01/02      4,143,680
 3,000,000   Chicago Illinois........................   Aaa/AAA     5.500    01/01/12      3,216,180
 3,000,000   Connecticut State Series A..............   Aa3/AA-     5.000    05/15/04      3,120,480
   990,000   Connecticut State Series B, Callable
             7/15/00 @102............................   Aa3/AA-     6.600    07/15/01      1,058,825
 2,500,000   Delaware State Series A.................   Aa1/AA+     5.125    04/01/05      2,624,075
 2,785,000   Du Page County Illinois.................   Aaa/AAA     3.750    10/01/01      2,765,505
 5,000,000   Georgia State Series C..................   Aaa/AA+     5.250    07/01/08      5,349,300
   500,000   Illinois State..........................   Aa2/AA-     5.500    08/01/01        520,815
   990,000   Illinois State (Anti-Pollution), Series
             D.......................................   Aa2/AA      4.000    01/01/00        991,426
 1,255,000   King County Washington, ETM.............   Aa1/AA+     5.000    01/01/04      1,300,130
 1,585,000   King County Washington, Series A........   Aa1/AA+     5.000    01/01/04      1,641,997
 2,000,000   Maryland State & Local Facilities
             Loan--1st Series, Callable 3/01/07
             @101.50.................................   Aaa/AAA     5.000    03/01/11      2,056,920
 2,185,000   Maryland State & Local Facilities
             Loan--2nd Series........................   Aaa/AAA     5.250    06/15/05      2,318,088
 2,000,000   Maryland State & Local Facilities
             loan--3rd Series, Callable 10/15/06
             @100....................................   Aaa/AAA     5.000    10/15/07      2,092,400
 1,485,000   Massachusetts State--Construction Loan
             Series A................................   Aa3/AA-     7.200    02/01/99      1,515,977
 1,485,000   Massachusetts State--Construction Loan
             Series A................................   Aa3/AA-     5.100    11/01/02      1,543,360
 2,000,000   Massachusetts State--Construction Loan
             Series D, FGIC Insured+.................   Aaa/AAA     5.125    11/01/03      2,090,420
 1,065,000   Mesquite Texas Independent School
             District #1.............................   Aaa/AAA     8.125    08/15/01      1,189,126
 2,000,000   Milwaukee Wisconsin Metropolitan Sewer
             District Series A.......................   Aa1/AA+     6.250    10/01/04      2,214,000
 2,070,000   Minnesota State, Callable 11/01/06
             @100....................................   Aaa/AAA     5.000    11/01/08      2,157,230
 1,290,000   Montana State Series D..................   Aa3/AA-     5.000    08/01/08      1,354,603
 2,760,000   Nevada State............................   Aa2/AA      5.250    05/15/10      2,872,028
   990,000   Nevada State Municipal Bond Bank Project
             #4 Series A, Callable 8/01/99 @102......   Aa2/AA      6.700    02/01/01      1,039,342
 3,215,000   Nevada State Municipal Bond Bank Project
             #52 Series A............................   Aa2/AA      6.375    05/15/06      3,626,713
 4,470,000   Nevada State Series A...................   Aa2/AA      4.375    08/01/03      4,503,301
 2,000,000   New Jersey State Series E...............   Aa1/AA+     5.000    07/15/04      2,083,480
 2,970,000   Pennsylvania State--1st Series..........   Aa3/AA-     5.000    05/01/03      3,072,851
 1,670,000   Port Tacoma Washington..................  Aaa/AAA-     5.500    12/01/07      1,797,003

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
$3,000,000   Rhode Island--Construction Capital Loan,
             Callable 8/01/07 @101, MBIA Insured+....   Aaa/AAA     5.000%   08/01/09   $  3,092,670
 5,255,000   Texas State Refunding--Water Financial
             Assistance Series C.....................   Aa2/AA      5.000    08/01/09      5,427,206
   500,000   Tulsa Oklahoma..........................   Aa2/AA      5.150    06/01/03        521,350
 1,000,000   Washington State Series A...............   Aa1/AA+     6.700    02/01/05      1,132,050
 1,500,000   Washington State Series R...............    Aa/AA      5.375    10/01/08      1,609,290
 4,330,000   Washington State Series R-92D
             (Motor Vehicle Fuel Tax)................   Aa1/AA+     6.250    09/01/07      4,904,288
 3,000,000   Wisconsin State Series B................   Aa2/AA      5.250    05/01/07      3,175,830
                                                                                        ------------
                                                                                          85,280,461
                                                                                        ------------
             HEALTHCARE--3.4%
 2,000,000   Indiana Health Facility Financing
             Authority Hospital Revenue--(Charity
             Obligation Group), Series D.............   Aa2/AA+     5.000    11/01/26      2,041,760
   640,000   New York State Medical Care Facilities
             (St. Luke's Hospital), Series A,
             Callable 2/15/00 @102...................   Aa2/AA      7.400    02/15/09        681,670
 1,335,000   New York State Medical Care Facilities
             Financial Agency--Hospital & Nursing
             Home, Series A..........................   Aa2/AA      7.000    02/15/99      1,361,967
   930,000   New York State Medical Care Facilities
             Financial Agency Series D...............   Aa2/AA+     5.100    02/15/05        960,532
 2,000,000   Pennsylvania State Higher Educational
             Facilities Authority--(University of
             Pennsylvania), Series B.................   Aa3/AA      5.000    01/01/04      2,064,980
 2,000,000   Tampa Florida Revenue Health
             System--Catholic Health East............   Aaa/AAA     5.500    11/15/06      2,151,160
                                                                                        ------------
                                                                                           9,262,069
                                                                                        ------------
             HOUSING--1.5%
 1,000,000   Alaska State Housing Finance Corporation
             Mortgage Series A-1, Callable 12/01/07
             @101.50, MBIA Insured+..................   Aaa/AAA     5.000    12/01/08      1,013,750
   500,000   Connecticut State Housing Financial
             Authority-- Housing Mortgage Finance
             Program Series C-2......................   Aa2/AA      5.300    11/15/03        525,800
 2,250,000   Housing New York Corporation Revenue....    A1/AA      6.000    11/01/03      2,402,865
    90,000   New York State Mortgage
             Agency--Homeowner Mortgage, Series FF,
             Callable 7/02/98 @102...................   Aa2/NR      7.850    10/01/08         92,039
                                                                                        ------------
                                                                                           4,034,454
                                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
             INDUSTRIAL DEVELOPMENT REVENUE--1.2%
$3,000,000   Georgetown County South Carolina
             Pollution Control Facilities
             (International Paper Company Project),
             Callable 6/15/02 @102...................    A3/A-      6.250%   06/15/05   $  3,230,700
                                                                                        ------------
             PRE-REFUNDED ESCROWED--10.1%
    85,000   Austin Texas Utility System Revenue
             Series B, Unrefunded Balance, Callable
             11/15/98 @102...........................    A2/A       7.250    11/15/03         97,177
   990,000   Connecticut State Clean Water Funding
             Revenue, Callable 1/01/01 @102..........   Aaa/AAA     6.750    07/01/04      1,070,180
 2,030,000   Delaware River Port Authority
             Pennsylvania & New Jersey River Bridges,
             ETM, Callable 7/17/98 @100..............   Aaa/AAA     6.500    01/15/11      2,271,063
   790,000   Fort Worth Texas General Purpose Series
             A, ETM, Callable 9/01/98 @100...........   Aaa/AAA     4.250    03/01/01        795,712
 1,235,000   Illinois State Toll Highway Authority,
             Callable 7/17/98 @100.50................   Aaa/AAA     6.750    01/01/10      1,368,726
 5,000,000   Indianapolis Industrial Local Public
             Improvement Bank........................   Aaa/AAA     5.500    02/01/08      5,393,700
 2,555,000   Jacksonville Florida Electric Authority
             Revenue Second Installment, ETM.........   Aaa/AA      5.250    07/01/01      2,592,150
   650,000   Manatee County Florida Water Revenue,
             ETM, Callable 7/17/98 @101..............   Aaa/AAA     4.200    03/01/05        647,010
 2,750,000   Monroe County New York, Callable 6/01/04
             @102....................................   Aaa/AAA     6.000    06/01/11      3,007,428
   875,000   New Jersey State Highway
             Authority--Garden State Parkway General
             Revenue, ETM, Callable 7/17/98 @100.....   NR/AAA      6.500    01/01/11        980,009
 1,200,000   New Jersey State Turnpike Authority
             Revenue Series C, MBIA Insured+.........   Aaa/AAA     6.500    01/01/08      1,380,912
   115,000   New Jersey State Turnpike Authority
             Revenue Series E, ETM, Callable 7/17/98
             @100....................................   Aaa/AAA     5.875    01/01/08        122,035
 3,544,000   New Jersey State Turnpike Authority
             Revenue, ETM, Callable 7/17/98 @100.....   Aaa/NR      5.700    05/01/13      3,806,043
   178,000   New York NY City Housing Authority,
             (Dyckman Houses NYC--10 HUD)............   Aaa/NR      3.250    11/01/98        177,818
   538,312   New York State Dormitory Authority
             Revenue, GNMA Collateralized, Elizabeth
             A. Horton Memorial Hospital.............    NR/NR      7.000    09/25/06        632,439

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  225,000   New York State Dormitory Authority
             Revenue, University of Rochester,
             Callable 10/02/98 @101.50...............    A1/A+      6.200%   07/01/02   $    229,500
 1,000,000   New York State Enviromental Facilities
             Corp. Pollution Control Revenue
             Loan--C.................................   Aaa/AAA     5.000    07/15/04      1,040,120
   205,000   Oklahoma State Turnpike Authority
             Revenue Series A, ETM, Callable 7/17/98
             @100....................................   NR/AAA      4.700    01/01/06        206,318
   300,000   Plano Texas Independent School District,
             ETM, Callable 9/15/98 @100..............   Aa2/AAA     4.000    03/15/99        300,852
   300,000   Plano Texas Independent School District,
             ETM, Callable 9/15/98 @100..............   Aa2/AAA     4.000    03/15/00        300,759
   940,000   Sacramento California Municipal Utility
             District Revenue Seriues A, ETM,
             Callable 7/20/98 @100...................   Aaa/AAA     5.500    02/01/11        992,471
                                                                                        ------------
                                                                                          27,412,422
                                                                                        ------------
             SPECIAL TAX--6.9%
 2,585,000   Chicago Illinois Sales Tax Revenue......   Aaa/AAA     6.000    01/01/07      2,850,686
   510,000   Clark County Nevada--Las Vegas
             Convention & Visitors Authority.........   Aaa/AAA     5.400    07/01/03        537,122
 1,000,000   Connecticut State Special Obligation
             Revenue Series B........................    A/AA-      6.100    09/01/08      1,131,960
 1,000,000   Connecticut State Unemployment
             Compensation Advance Fund Revenue Series
             A.......................................   Aaa/AAA     5.500    11/15/00      1,036,830
   350,000   Illinois State Sales Tax Revenue Series
             V.......................................   Aa2/AAA     5.625    06/15/01        365,414
   155,000   Kentucky Infrastructure Authority Series
             A, Unrefunded Balance, Callable 8/01/99
             @102....................................    NR/A       7.625    08/01/03        163,812
   500,000   Metropolitan Pier & Exposition Authority
             (McCormick Project), Series A...........    A2/A+      5.600    06/15/01        520,970
   990,000   Municipal Assistance Corp. for City of
             New York Series 68, Callable 7/01/99
             @102....................................   Aa2/NR      7.100    07/01/00      1,042,529
   275,000   Municipal Assistance Corp. for City of
             New York Series E.......................   Aa2/AA      5.500    07/01/01        286,404
 2,000,000   Municipal Assistance Corp. for New York
             City Series E...........................   Aa2/AA      6.000    07/01/05      2,196,120
 3,805,000   New York State Local Goverment
             Assistance Corp. Series A...............    A3/A+      6.000    04/01/06      4,193,072

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
$1,930,000   New York State Local Government
             Assistance Corp. Series A...............    A3/A+      6.700%   04/01/00   $  2,018,877
 1,980,000   New York State Local Government
             Assistance Corp. Series C...............    A3/A+      6.000    04/01/12      2,221,263
                                                                                        ------------
                                                                                          18,565,059
                                                                                        ------------
             STATE APPROPRIATION--12.8%
   100,000   Connecticut State Resource Recovery
             Authority Series A......................   NR/AA-      5.750    11/15/00        103,991
 1,100,000   Indiana Bond Bank Revenue Series A......   NR/AAA      5.750    02/01/06      1,194,116
 1,980,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue
             (Revitalization Projects)...............   Aaa/AAA     5.300    07/01/04      2,086,979
 2,000,000   Kentucky State Turnpike Authority
             Economic Development Road Revenue
             (Revitalization Projects)...............   Aaa/AAA     5.500    07/01/08      2,163,020
 1,000,000   Massachusetts Bay Transportation
             Authority Series A......................   Aa3/AA-     5.400    03/01/08      1,068,250
 2,050,000   Metropolitan Transportation Authority
             Facility Revenue Series 8...............  Baa1/BBB+    5.500    07/01/06      2,163,939
 1,610,000   New York State Dormitory Authority
             Revenue Series A, Unrefunded Balance,
             Callable 5/15/00 @102...................    A3/A-      7.500    05/15/02      1,737,093
 2,475,000   New York State Dormitory Authority State
             University Educational Facilities Series
             B.......................................    A3/A-      5.100    05/15/02      2,554,670
 1,980,000   New York State Dormitory Authority State
             University Educational Facilities Series
             B.......................................    A3/A-      5.250    05/15/10      2,058,012
 2,005,000   New York State Thruway Authority Service
             Contract Revenue, Callable 1/01/01
             @102....................................  Baa1/BBB+    7.000    01/01/02      2,162,232
 5,000,000   New York State Thruway Service Contract
             Revenue, Callable 4/01/07 @102..........  Baa1/BBB+    5.100    04/01/08      5,120,050
 3,550,000   New York State Urban Development Corp.
             Revenue, Callable 1/01/08 @102..........  Baa1/BBB+    5.000    01/01/14      3,493,591
 2,500,000   New York State Urban Development Corp.
             Revenue, Callable 1/01/08 @102..........  Baa1/BBB+    5.000    01/01/13      2,472,075
 4,705,000   New York State Urban Development Corp.
             Revenue, Series A, Callable 1/01/08
             @102....................................  Baa1/BBB+    5.000    01/01/14      4,630,238

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
$1,500,000   New York State Urban Development Corp.
             Series A................................  Baa1/BBB+    5.450%   01/01/07   $  1,571,685
                                                                                        ------------
                                                                                          34,579,941
                                                                                        ------------
             TRANSPORTATION--9.8%
 1,150,000   Delaware Transportation Authority System
             Revenue.................................    A1/AA      6.125    07/01/03      1,234,169
 1,500,000   Kansas State Department of
             Transportation Highway Revenue Series
             A.......................................   Aa2/AA      5.375    03/01/07      1,602,135
   385,000   Kentucky State Turnpike Authority Toll
             Road Revenue Series A, Unrefunded
             Balance.................................     A/A       8.500    07/01/04        386,451
 2,000,000   New Jersey State Highway Authority
             Garden State Parkway General Revenue....   A1/AA-      5.150    01/01/07      2,102,540
 3,025,000   New Jersey State Transit Corporation
             (Capital Grant Antic Notes) Series A....   Aaa/AAA     5.400    09/01/02      3,153,956
 2,500,000   New Jersey State Transportation
             Authority...............................   Aaa/AAA     6.250    12/15/03      2,754,025
   565,000   New Jersey State Turnpike Authority
             Revenue, ETM............................   NR/AAA     10.375    01/01/03        652,242
 1,000,000   New York State Bridge Authority
             Revenue.................................   Aa3/AA-     5.000    01/01/07      1,040,740
   990,000   Pennsylvania State Turnpike Revenue
             Series O................................   Aaa/AAA     5.350    12/01/02      1,037,896
 3,630,000   Port Authority New York & New Jersey
             52nd Series, Callable 11/01/99 @100.....   A1/AA-      9.000    11/01/14      3,864,280
 2,105,000   Port Seattle Washington Revenue Series
             A.......................................   Aa3/AAA     6.000    10/01/07      2,348,401
 2,130,000   Triborough Bridge & Tunnel Authority
             Series Q................................   Aa3/A+      6.750    01/01/09      2,517,830
 1,000,000   Triborough Bridge & Tunnel Authority
             Series Q, Callable 1/01/00 @101.50......   Aa3/A+      6.750    01/01/03      1,054,610
 2,750,000   Triborough Bridge & Tunnel Authority
             Series V................................   Aa3/A+      6.500    01/01/01      2,912,195
                                                                                        ------------
                                                                                          26,661,470
                                                                                        ------------
             UTILITIES--13.1%
 1,915,000   Austin Texas Utility System Revenue
             Series B, Unrefunded Balance, Callable
             11/15/98 @102...........................    A2/A       7.250    11/15/03      1,978,712
 5,000,000   Austin Texas Utility System Revenue
             Series A, Callable 11/15/06 @100........   Aaa/AAA     5.000    05/15/07      5,172,600
 2,970,000   Charlotte North Carolina Water &
             Sewer...................................   Aaa/AAA     5.500    05/01/03      3,151,883
   940,000   Consumers Public Power District--Nuclear
             Facility Revenue, Callable 7/17/98
             @100....................................    A1/NR      5.100    01/01/03        940,226
 3,150,000   Dade County Florida Water & Sewer System
             Revenue.................................   Aaa/AAA     6.250    10/01/07      3,588,764

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P    INTEREST   MATURITY      MARKET
  AMOUNT                                                RATINGS     RATE       DATE        VALUE
----------                                             ---------  --------  ----------  ------------
             MUNICIPAL BONDS (CONTINUED)
$  990,000   Georgia Municiple Electrical Authority
             Power Revenue Series Z..................    A3/A       5.000%   01/01/04   $  1,016,799
 1,000,000   Grant County Washington Public Utility
             District No. 002........................   Aa3/A+      5.600    01/01/05      1,063,740
 1,000,000   Houston Texas Water Conveyance System
             Contract Series B.......................   Aaa/AAA     7.000    12/15/04      1,146,580
     5,000   Jacksonville Florida Electrical
             Authority Revenue
             Series Two 1987A-1, Callable 7/17/98
             @101....................................   Aa2/AA      7.500    10/01/02          5,065
 4,000,000   Long Island New York Power Authority
             Electric System Revenue.................   Aaa/AAA     5.500    12/01/09      4,324,240
 1,000,000   Long Island Power Authority New York
             Electric System Revenue.................   Aaa/AAA     5.500    12/01/10      1,079,470
 2,085,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue.........   Aa2/A+      5.750    06/15/08      2,288,767
   500,000   New York State Environmental Facilities
             Corp. Pollution Control Revenue Series
             B.......................................   Aa2/A+      6.000    06/15/01        526,775
 2,000,000   New York State Power Authority Revenue &
             General Purpose.........................   Aa3/AA-     4.375    02/15/05      2,002,760
 5,000,000   Omaha Public Power Distribution Nebraska
             Electric Revenue........................   Aa2/AA      5.500    02/01/07      5,374,750
   990,000   San Antonio Texas Electrical & Gas
             Revenue Series A........................   Aa1/AA      7.000    02/01/99      1,009,513
   750,000   South Carolina State Public Service
             Authority Electrical Revenue &
             Electrical System Expansion, Callable
             7/20/98 @100............................   Aa2/AAA     4.100    07/01/06        740,430
                                                                                        ------------
                                                                                          35,411,074
                                                                                        ------------
             OTHER--0.1%
   200,000   New York State Dormitory Authority
             Revenue Metropolitan Museum of Art
             Series B, Floating Rate Notes, payable
             monthly, interest rate resets weekly,
             next interest rate reset date 7/01/98...   Aa1/AA+   3.200++    07/01/23        200,000
   100,000   New York State Local Government
             Assistance Corp. Series A, Floating Rate
             Notes, payable monthly, interest rate
             resets weekly, next interest rate reset
             date 7/01/98............................   Aa3/AA    3.200++    04/01/22        100,000
                                                                                        ------------
                                                                                             300,000
                                                                                        ------------
             TOTAL MUNICIPAL BONDS
             (Cost $258,743,722).....................                                    269,094,789
                                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        MOODY'S
PRINCIPAL                                                / S&P     INTEREST      MARKET
  AMOUNT                                                RATINGS      RATE        VALUE
----------                                             ---------  ----------  ------------
             TAX-EXEMPT MONEY MARKET FUND--1.5%
$3,915,393   Dreyfus Municipal Money Market Fund
             (Cost $3,915,393).......................    NR/NR      3.160%(a) $  3,915,393
                                                                              ------------

             TOTAL INVESTMENTS
             (Cost $262,659,115)(b)--100.7%..........                          273,010,182
             Other assets less liabilities--(0.7)%...                           (1,805,168)
                                                                              ------------
             NET ASSETS--100.0%......................                         $271,205,014
                                                                              ------------
                                                                              ------------

NR   NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+    INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE
     CORPORATION.
++   REPRESENTS INTEREST RATE IN EFFECT JUNE 30, 1998 FOR FLOATING RATE NOTES.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1998.
(b) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1998, NET UNREALIZED APPRECIATION WAS $10,351,067 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $10,487,698 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $136,631.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        DIVERSIFICATION BY STATE

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

                                                           % OF
                                                          TOTAL
                                             VALUE      NET ASSETS
                                          ------------  ----------
Alaska..................................  $  1,013,750       0.4%
California..............................     5,136,151       1.9
Connecticut.............................     8,048,066       3.0
Delaware................................     3,858,243       1.4
District of Columbia....................     1,019,810       0.4
Florida.................................     8,984,148       3.3
Georgia.................................     6,366,099       2.3
Illinois................................    15,636,372       5.8
Indiana.................................     8,629,576       3.2
Kansas..................................     1,602,135       0.6
Kentucky................................     4,800,263       1.8
Maryland................................     6,467,408       2.4
Massachusetts...........................    14,929,288       5.5
Minnesota...............................     2,157,230       0.8
Montana.................................     1,354,603       0.5
Nebraska................................     6,314,976       2.3
Nevada..................................    12,578,506       4.6
New Jersey..............................    17,457,075       6.4
New York................................    78,363,780      28.9
North Carolina..........................     3,151,883       1.2
Oklahoma................................       727,668       0.3
Pennsylvania............................    13,236,386       4.9
Rhode Island............................     3,092,670       1.1
South Carolina..........................     3,971,130       1.5
Texas...................................    22,926,237       8.4
Washington..............................    15,796,899       5.8
Wisconsin...............................     5,389,830       2.0
                                          ------------     -----
Total value of investments..............   273,010,182     100.7
Other assets less liabilities...........    (1,805,168)     (0.7)
                                          ------------     -----
Net Assets..............................  $271,205,014     100.0%
                                          ------------     -----
                                          ------------     -----

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investment at market value, (Identified cost
    $262,659,115)...........................................  $273,010,182
  Receivables:
    Interest................................................     4,286,273
    Investments sold........................................     3,396,782
    Capital stock sold......................................           100
  Deferred organization costs and other assets..............        96,619
                                                              ------------
      TOTAL ASSETS..........................................   280,789,956
                                                              ------------
LIABILITIES:
  Payables:
    Investment purchased....................................     9,060,792
    Dividends...............................................       266,352
    Services provided by The Bank of New York and
      Administrator.........................................       178,454
    Capital stock repurchased...............................        33,000
  Accrued expenses and other liabilities....................        46,344
                                                              ------------
      TOTAL LIABILITIES.....................................     9,584,942
                                                              ------------
NET ASSETS:                                                   $271,205,014
                                                              ------------
                                                              ------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $     26,463
  Capital surplus...........................................   256,122,220
  Accumulated net realized gain on investments..............     4,705,264
  Net unrealized appreciation on investments................    10,351,067
                                                              ------------
NET ASSETS..................................................  $271,205,014
                                                              ------------
                                                              ------------
INSTITUTIONAL SHARES:
  Net assets................................................  $270,892,109
                                                              ------------
                                                              ------------
  Shares outstanding........................................    26,432,556
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.25
                                                              ------------
                                                              ------------
INVESTOR SHARES:
  Net assets................................................  $    312,905
                                                              ------------
                                                              ------------
  Shares outstanding........................................        30,510
                                                              ------------
                                                              ------------
  Net asset value, offering price and repurchase price per
    share...................................................  $      10.26
                                                              ------------
                                                              ------------
Institutional Shares authorized @ $.001 par value...........   200,000,000
Investor Shares authorized @ $.001 par value................   200,000,000

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30 ,1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $ 6,698,222
                                                              -----------
EXPENSES:
  Advisory..................................................      673,527
  Administration............................................      269,412
  12b-1 fee--Investor Shares................................          344
  Registration and filings..................................       38,856
  Accounting services.......................................       29,753
  Transfer agent............................................       27,442
  Custodian.................................................       18,665
  Organization..............................................        8,205
  Reports to shareholders...................................        7,376
  Audit.....................................................        5,971
  Directors.................................................        3,838
  Cash management...........................................        2,948
  Legal.....................................................        2,734
  Insurance.................................................        2,558
  Other.....................................................       26,309
                                                              -----------
    TOTAL EXPENSES..........................................    1,117,938
  Earnings credit adjustment (Note 3).......................         (166)
                                                              -----------
    NET EXPENSES............................................    1,117,772
                                                              -----------
    NET INVESTMENT INCOME...................................    5,580,450
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Net realized gain on investments..........................    4,210,777
  Decrease in unrealized appreciation on investments during
    the period..............................................   (4,882,075)
                                                              -----------
  Net realized and unrealized loss on investments...........     (671,298)
                                                              -----------
  Net increase in net assets resulting from operations......  $ 4,909,152
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD
                                                                         SIX MONTHS ENDED     APRIL 1, 1997*
                                                                          JUNE 30, 1998           THROUGH
                                                                           (UNAUDITED)       DECEMBER 31, 1997
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................    $    5,580,450       $   8,839,260
  Net realized gain on investments....................................         4,210,777           1,461,550
  Increase (decrease) in unrealized appreciation on investments during
    the period........................................................        (4,882,075)          6,763,697
                                                                        ------------------  -------------------
    Net increase in net assets resulting from operations..............         4,909,152          17,064,507
                                                                        ------------------  -------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares..........        (5,575,156)         (8,837,526)
                                     Investor Shares..................            (5,294)             (1,734)
  Distributions from capital gains: Institutional Shares..............               -0-            (966,370)
                              Investor Shares.........................               -0-                (693)
                                                                        ------------------  -------------------
                                                                              (5,580,450)         (9,806,323)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares (Note 1).....        18,345,136         290,281,587
                               Investor Shares........................           473,621             240,225
  Proceeds from shares issued on reinvestment
    of dividends: Institutional Shares................................            58,454           1,026,353
                Investor Shares.......................................             4,079               2,234
  Cost of capital stock repurchased: Institutional Shares.............       (15,926,123)        (29,480,055)
                                Investor Shares.......................          (357,245)            (50,138)
                                                                        ------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions....................................................         2,597,922         262,020,206
                                                                        ------------------  -------------------
      INCREASE IN NET ASSETS..........................................         1,926,624         269,278,390
NET ASSETS:
  Beginning of period.................................................       269,278,390                 -0-
                                                                        ------------------  -------------------
  End of period.......................................................    $  271,205,014       $ 269,278,390
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares (Note 1)..........................         1,791,539          28,986,038
             Investor Shares..........................................            46,143              23,533
  Shares issued on reinvestment of dividends: Institutional Shares....             5,699              99,981
                                         Investor Shares..............               397                 218
  Shares repurchased: Institutional Shares............................        (1,554,010)         (2,896,690)
                   Investor Shares....................................           (34,862)             (4,920)
                                                                        ------------------  -------------------
    Net increase......................................................           254,906          26,208,160
  Shares outstanding, beginning of period.............................        26,208,160                 -0-
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................        26,463,066          26,208,160
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL SHARES                     INVESTOR SHARES
                                          -----------------------------------   -----------------------------------
                                            SIX MONTHS       FOR THE PERIOD       SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*         ENDED           MAY 1, 1997*
                                          JUNE 30, 1998         THROUGH         JUNE 30, 1998         THROUGH
                                           (UNAUDITED)     DECEMBER 31, 1997     (UNAUDITED)     DECEMBER 31, 1997
                                          --------------   ------------------   --------------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  10.27           $  10.00            $10.28             $ 9.99
                                          --------------        --------            ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.21               0.33              0.20               0.27
Net realized and unrealized gain (loss)
  on investments........................        (0.02)              0.31             (0.02)              0.33
                                          --------------        --------            ------             ------
  Total from investment operations......         0.19               0.64              0.18               0.60
                                          --------------        --------            ------             ------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income................................        (0.21)             (0.33)            (0.20)             (0.27)
Distributions from capital gains........          -0-              (0.04)              -0-              (0.04)
                                          --------------        --------            ------             ------
  Total dividends and distributions.....        (0.21)             (0.37)            (0.20)             (0.31)
                                          --------------        --------            ------             ------
Net asset value at end of period........     $  10.25           $  10.27            $10.26             $10.28
                                          --------------        --------            ------             ------
                                          --------------        --------            ------             ------
TOTAL RETURN:...........................         1.87%**            6.50%**           1.72%**            6.08%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $270,892           $269,085            $  313             $  194
Ratio to average net assets of:
  Expenses..............................         0.83%***           0.81%***          1.13%***           1.15%***
  Net investment income.................         4.14%***           4.36%***          3.84%***           3.98%***
Portfolio turnover rate.................           25%                30%               25%                30%

*    COMMENCEMENT OF OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+--35.3%
               AGRIBUSINESS--1.0%
$ 20,000,000   Cargill, Inc., 5.46%, 07/07/98..........  $   19,981,800
                                                         --------------
               ASSET BACKED SECURITIES--CREDIT CARDS--1.5%
  10,000,000   Riverwoods Funding Corp., 5.60%,
               07/06/98................................       9,992,222
  10,000,000   Riverwoods Funding Corp., 5.52%,
               07/30/98................................       9,955,533
  10,000,000   Riverwoods Funding Corp., 5.51%,
               08/05/98................................       9,946,431
                                                         --------------
                                                             29,894,186
                                                         --------------
               ASSET BACKED SECURITIES--TRADE & LEASE RECEIVABLES--1.9%
  20,000,000   Ciesco LP, 5.50%, 08/21/98..............      19,844,167
   7,870,000   Sheffield Receivables Corp., 5.51%,
               07/07/98................................       7,862,773
  10,000,000   Sheffield Receivables Corp., 5.55%,
               07/10/98................................       9,986,125
                                                         --------------
                                                             37,693,065
                                                         --------------
               BROKERAGE SERVICES--0.5%
  10,000,000   Merrill Lynch & Co., Inc., 5.49%,
               07/15/98................................       9,978,650
                                                         --------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               CHEMICALS--BASIC--1.8%
$ 15,000,000   duPont (E.I.) de Nemours & Co., 5.49%,
               08/25/98................................  $   14,874,187
  20,000,000   duPont (E.I.) de Nemours & Co., 5.50%,
               10/23/98................................      19,651,667
                                                         --------------
                                                             34,525,854
                                                         --------------
               CHEMICALS--DIVERSIFIED--2.0%
  20,000,000   Air Products & Chemicals, Inc., 5.49%,
               09/18/98................................      19,759,050
  20,000,000   Minnesota Mining & Manufacturing, 5.48%,
               10/20/98................................      19,662,067
                                                         --------------
                                                             39,421,117
                                                         --------------
               CONGLOMERATES--1.5%
  10,000,000   Eastman Kodak Co., 5.50%, 08/14/98......       9,932,778
  10,000,000   Eastman Kodak Co., 5.50%, 08/20/98......       9,923,611
  10,000,000   Eastman Kodak Co., 5.56%, 09/08/98......       9,893,433
                                                         --------------
                                                             29,749,822
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               ELECTRICAL AND ELECTRONIC EQUIPMENT-- 2.3%
$ 20,000,000   General Electric Co., 5.50%, 11/06/98...  $   19,608,889
  10,500,000   Lucent Technology, Inc., 6.30%,
               07/01/98................................      10,500,000
  15,000,000   Lucent Technology, Inc., 5.50%,
               08/12/98................................      14,903,750
                                                         --------------
                                                             45,012,639
                                                         --------------
               FINANCE COMPANIES--NON-CAPTIVE AND INDEPENDENT--1.0%
  10,000,000   American Express Credit Corp., 5.50%,
               08/19/98................................       9,925,139
  10,000,000   General Electric Capital Corp., 5.43%,
               10/14/98................................       9,841,625
                                                         --------------
                                                             19,766,764
                                                         --------------
               FINANCIAL SERVICES--MISCELLANEOUS-- 1.5%
  20,000,000   International Lease Finance, 5.47%,
               07/17/98................................      19,951,378
  10,000,000   International Lease Finance, 5.47%,
               07/24/98................................       9,965,053
                                                         --------------
                                                             29,916,431
                                                         --------------
 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               FOOD PROCESSING--0.5%
$  5,000,000   Archer Daniels Midland Co., 5.49%,
               09/11/98................................  $    4,945,100
   5,000,000   Heinz (H.J.) Co., 5.50%, 07/23/98.......       4,983,194
                                                         --------------
                                                              9,928,294
                                                         --------------
               INSURANCE--HEALTH, LIFE & MULTI-LINE--1.5%
  20,000,000   American Gen Corp., 5.50%, 07/22/98.....      19,935,833
  10,000,000   American Gen Corp., 5.52%, 09/02/98.....       9,903,400
                                                         --------------
                                                             29,839,233
                                                         --------------
               INSURANCE--NON-HEALTH & LIFE-- 3.0%
  14,168,000   General RE Corp., 5.50%, 08/11/98.......      14,079,253
  14,400,000   General RE Corp., 5.53%, 09/09/98.......      14,245,440
  10,000,000   Prudential Funding Corp., 5.50%,
               07/16/98................................       9,977,083
  10,000,000   Prudential Funding Corp., 5.51%,
               08/17/98................................       9,928,064
  10,000,000   Prudential Funding Corp., 5.50%,
               09/16/98................................       9,882,361
                                                         --------------
                                                             58,112,201
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               LEASING--WHOLE & RETAIL--AUTO & TRUCK--3.3%
$ 10,000,000   Ford Motor Credit Co., 5.47%,
               08/20/98................................  $    9,924,028
  20,000,000   Ford Motor Credit Co., 5.52%,
               09/03/98................................      19,803,733
   5,000,000   General Motors Acceptance Corp., 5.52%,
               07/09/98................................       4,993,867
  15,000,000   General Motors Acceptance Corp., 5.51%,
               08/10/98................................      14,908,167
  15,000,000   General Motors Acceptance Corp., 5.53%,
               08/13/98................................      14,900,921
                                                         --------------
                                                             64,530,716
                                                         --------------
               MANUFACTURING--MISCELLANEOUS--0.8%
  11,010,000   Stanley WKS, 5.49%, 07/16/98............      10,984,815
   5,000,000   Stanley WKS, 5.48%, 07/23/98............       4,983,256
                                                         --------------
                                                             15,968,071
                                                         --------------
               NON-BANK HOLDING COMPANIES--1.0%
  10,000,000   USAA Capital Corp., 5.45%, 07/23/98.....       9,966,694
  10,000,000   USAA Capital Corp., 5.51%, 08/18/98.....       9,926,533
                                                         --------------
                                                             19,893,227
                                                         --------------
 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               OIL--INTEGRATED--1.8%
$ 20,000,000   BP America, 6.35%, 07/01/98.............  $   20,000,000
  15,000,000   Chevron USA, Inc., 5.49%, 08/18/98......      14,890,200
                                                         --------------
                                                             34,890,200
                                                         --------------
               PHARMACEUTICALS, HEALTH CARE, COSMETIC--2.6%
  15,000,000   Becton Dickinson & Co., 5.53%,
               08/21/98................................      14,882,487
  26,000,000   Clorox Co., 5.46%, 07/13/98.............      25,952,680
  10,000,000   Procter & Gamble Co., 5.48%, 09/10/98...       9,891,922
                                                         --------------
                                                             50,727,089
                                                         --------------
               PIPELINE--NON-NATURAL GAS--0.5%
  10,000,000   Colonial Pipeline Co., 5.49%,
               08/25/98................................       9,916,125
                                                         --------------
               RETAIL--SPECIALTY STORES--0.5%
   9,360,000   St. Michael Finance Ltd., 5.52%,
               07/24/98................................       9,326,990
                                                         --------------
               STONE, CLAY AND GLASS
               PRODUCTS--0.5%
  10,000,000   Guardian Industries Corp., 5.50%,
               07/15/98................................       9,978,611
                                                         --------------
               TECHNOLOGY INDUSTRIES--0.9%
  18,000,000   Motorola, Inc., 5.51%, 09/16/98.........      17,787,865
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               COMMERCIAL PAPER+ (CONTINUED)
               TELECOMMUNICATIONS--0.3%
$  5,860,000   Bellsouth Telecommunications, Inc.,
               5.50%, 08/12/98.........................  $    5,822,398
                                                         --------------
               TELECOMMUNICATIONS--NON-U.S.-- 0.8%
  14,690,000   France Telecom, 5.48%, 07/16/98.........      14,656,458
                                                         --------------
               UTILITIES--ELECTRIC--2.3%
  11,250,000   Duke Power Co., 5.50%, 08/14/98.........      11,174,375
  10,000,000   National Rural Utilities Cooperative
               Finance Corp., 5.49%, 08/04/98..........       9,948,150
  15,000,000   National Rural Utilities Cooperative
               Finance Corp., 5.49%, 08/06/98..........      14,917,650
  10,000,000   National Rural Utilities Cooperative
               Finance Corp., 5.48%, 09/04/98..........       9,901,056
                                                         --------------
                                                             45,941,231
                                                         --------------
               TOTAL COMMERCIAL PAPER+
               (Cost $693,259,037).....................     693,259,037
                                                         --------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------   TIME DEPOSITS--8.6%                       --------------
               BANK HOLDING COMPANIES--3.8%
$ 39,417,000   First Union Corp., 5.75%, 07/01/98......  $   39,417,000
  35,000,000   Wachovia Bank of North Carolina, 6.00%,
               07/01/98................................      35,000,000
                                                         --------------
                                                             74,417,000
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--4.8%
  25,000,000   CIBC/Oppenheimer, 6.13%, 07/01/98.......      25,000,000
  35,000,000   Dresdner Bank, 6.50%, 07/01/98..........      35,000,000
  35,000,000   West Deutsche Landesbank, 6.25%,
               07/01/98................................      35,000,000
                                                         --------------
                                                             95,000,000
                                                         --------------
               TOTAL TIME DEPOSITS
               (Cost $169,417,000).....................     169,417,000
                                                         --------------

               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS--8.1%
               FEDERAL FARM CREDIT BANK--0.5%
  10,000,000   5.70%, 11/03/98.........................       9,999,465
                                                         --------------
               FEDERAL HOME LOAN BANK--2.8%
   5,000,000   5.72%, 07/07/98.........................       5,000,066
  15,000,000   5.80%, 09/18/98.........................      15,001,273
   5,000,000   5.83%, 12/17/98.........................       5,001,555
  10,000,000   5.40%, 01/15/99.........................       9,994,656
   9,000,000   5.47%, 02/24/99.........................       8,989,851
   5,000,000   5.63%, 05/05/99.........................       4,998,154
   5,000,000   5.63%, 06/15/99.........................       4,998,843
                                                         --------------
                                                             53,984,398
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
               (CONTINUED)
               FEDERAL HOME LOAN MORTGAGE CORP.--0.4%
$  7,500,000   5.60%, 04/21/99.........................  $    7,496,194
                                                         --------------
               FEDERAL NATIONAL MORTGAGE ASSOC.-- 1.9%
   8,005,000   5.68%, 07/31/98.........................       8,004,839
   5,000,000   5.76%, 11/04/98.........................       4,999,155
  10,000,000   5.36%, 02/19/99.........................       9,993,234
   5,000,000   5.60%, 04/22/99.........................       4,994,919
  10,000,000   5.56%, 05/21/99.........................       9,988,674
                                                         --------------
                                                             37,980,821
                                                         --------------
               STUDENT LOAN MARKETING ASSOC.-- 1.0%
  10,000,000   5.74%, 12/17/98.........................       9,997,551
  10,000,000   5.52%, 06/10/99.........................       9,985,957
                                                         --------------
                                                             19,983,508
                                                         --------------
               UNITED STATES TREASURY NOTES--1.5%
  10,000,000   5.88%, 08/15/98.........................      10,001,184
   5,000,000   5.50%, 11/15/98.........................       4,995,292
   5,000,000   5.13%, 12/31/98.........................       4,987,735
   5,000,000   6.38%, 01/15/99.........................       5,024,588
   5,000,000   6.38%, 04/30/99.........................       5,030,960
                                                         --------------
                                                             30,039,759
                                                         --------------
               TOTAL UNITED STATES GOVERNMENT AGENCIES
               & OBLIGATIONS
               (Cost $159,484,145).....................     159,484,145
                                                         --------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------   CERTIFICATES OF DEPOSIT--8.1%             --------------
               BANK HOLDING COMPANIES--3.8%
$  5,000,000   Bank of America, 5.51%, 02/17/99........  $    4,997,717
  10,000,000   Bankers Trust Co., 5.91%, 07/17/98......       9,999,618
   5,000,000   Chase Manhattan Bank, 5.75%, 05/10/99...       4,997,742
  10,000,000   Harris Trust Bank of Chicago, 5.54%,
               07/15/98................................      10,000,000
  15,000,000   Harris Trust Bank of Chicago, 5.57%,
               08/25/98................................      15,000,000
  10,000,000   Old Kent Bank and Trust Co., 5.55%,
               07/09/98................................      10,000,000
  10,000,000   Wilmington Trust Co., 5.62%, 12/21/98...      10,000,000
  10,000,000   Wilmington Trust Co., 5.73%, 02/16/99...      10,000,000
                                                         --------------
                                                             74,995,077
                                                         --------------
               BANKS--FOREIGN INSTITUTIONS--4.3%
   4,000,000   Bayerische Landesbank, 5.86%,
               07/17/98................................       3,999,922
  10,000,000   Bayerische Vereinsbank AG, 5.70%,
               10/06/98................................      10,002,219
  10,000,000   Canadian Imperial Bank, 5.74%,
               03/31/99................................       9,996,419
  10,000,000   Credit Suisse, 5.75%, 03/31/99..........      10,000,000
  10,000,000   National Westminster Bank, 5.53%,
               08/05/98................................      10,000,095

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               CERTIFICATES OF DEPOSIT (CONTINUED)
$ 10,000,000   National Westminster Bank, 5.83%,
               10/14/98................................  $    9,998,898
  10,000,000   Rabobank Nederland NV, 5.77%,
               05/05/99................................       9,996,768
   5,000,000   Royal Bank of Canada, 5.88%, 09/17/98...       5,000,136
  10,000,000   Societe Generale, 5.90%, 10/20/98.......       9,997,936
   5,000,000   Swiss Bank Corp., 5.86%, 07/17/98.......       4,999,845
                                                         --------------
                                                             83,992,238
                                                         --------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $158,987,315).....................     158,987,315
                                                         --------------

               CORPORATE BONDS--3.7%
               BANKING--2.2%
  15,000,000   FCC National Bank, Wilmington Delaware,
               5.56%, 08/12/98.........................      15,000,000
  15,000,000   First National Bank of Chicago, 5.57%,
               08/21/98................................      15,000,168
   6,240,000   Norwest Corp., 6.00%, 10/13/98..........       6,242,694
   6,250,000   Norwest Corp., 6.25%, 04/15/99..........       6,275,562
                                                         --------------
                                                             42,518,424
                                                         --------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               CORPORATE BONDS (CONTINUED)
               FINANCE COMPANIES--1.3%
$  7,715,000   Associates Corp. of North America,
               6.38%, 08/15/98.........................  $    7,719,451
  15,000,000   Associates Corp. of North America,
               6.00%, 03/15/99.........................      15,025,979
   2,000,000   Associates Corp. of North America,
               7.50%, 05/15/99.........................       2,028,308
                                                         --------------
                                                             24,773,738
                                                         --------------
               TELECOMMUNICATIONS--0.2%
   4,200,000   British Telecom Finance, Inc., 9.38%,
               02/15/99................................       4,295,190
                                                         --------------
               TOTAL CORPORATE BONDS
               (Cost $71,587,352)......................      71,587,352
                                                         --------------

               FLOATING RATE NOTES+--2.6%
               BANK HOLDING COMPANY--0.5%
  10,000,000   American Express Centurion Bank, 5.62%+,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               7/10/98, final maturity 11/10/98........      10,000,000
                                                         --------------
               BROKERAGE SERVICES--2.1%
   5,000,000   Bear Stearns Cos. Inc., 5.63%+, payable
               monthly, interest rate resets monthly,
               next interest rate reset date 7/09/98,
               final maturity 3/09/99..................       5,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               FLOATING RATE NOTES+ (CONTINUED)
$ 10,000,000   Bear Stearns Cos. Inc., 5.64%+, payable
               monthly, interest rate resets monthly,
               next interest rate reset date 7/10/98,
               final maturity 11/10/98.................  $   10,000,000
   5,000,000   Bear Stearns Cos. Inc., 5.66%+, payable
               monthly, interest rate resets monthly,
               next interest rate reset date 7/30/98,
               final maturity 3/30/99..................       5,000,000
  10,000,000   Merrill Lynch & Co., Inc., 5.62%+,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               7/13/98, final maturity 7/13/98.........      10,000,000
  10,000,000   Merrill Lynch & Co., Inc., 5.61%+,
               payable monthly, interest rate resets
               monthly, next interest rate reset date
               7/13/98, final maturity 4/13/99.........      10,000,000
                                                         --------------
                                                             40,000,000
                                                         --------------
               TOTAL FLOATING RATE NOTES+
               (Cost $50,000,000)......................      50,000,000
                                                         --------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------   BANK NOTE--0.5%                           --------------
$ 10,000,000   LaSalle National Bank, 5.71%, 07/27/98
               (Cost $9,998,765).......................  $    9,998,765
                                                         --------------

               REPURCHASE AGREEMENTS-- 33.1%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.
 120,000,000   5.75%, due 7/01/98, repurchase price
               $120,019,167 (Collateral--SLMA Zero
               Coupon Notes, 7/16/98-9/17/98; UST Bond,
               7.875%, 2/15/21; UST Note, 5.875%,
               1/31/99; aggregate market value plus
               accrued interest $122,401,052)..........     120,000,000
                                                         --------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES, INC.
 135,000,000   5.98%, due 7/01/98, repurchase price
               $135,022,425 (Collateral--FHLMC Zero
               Coupon Note, 7/14/98; FHLMC Zero Coupon
               Bond, 6/15/28; FNMA Bonds, including
               Zero Coupon Bonds, 0.00%-13.12%,
               8/25/21-3/15/24; UST Notes,
               5.625%-6.25%, 8/31/00-2/28/01; aggregate
               market value plus accrued interest
               $138,307,513)...........................     135,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.
$125,000,000   5.90% due 7/01/98, repurchase price
               $125,020,486 (Collateral--African
               Development Bank Bonds, 8.50%-9.35%,
               7/01/00-5/02/01; FFCB Bonds,
               5.00%-6.45%, 11/08/99-10/07/09; FHLB
               Bonds, 5.01%-7.02%, 7/29/98-3/27/08;
               FHLMC Bonds, 5.89%-8.625%,
               7/13/98-3/26/12; FNMA Notes,
               4.875%-8.90%; InterAmerican Development
               Bank Notes/Bonds, 8.40%-9.45%,
               9/15/98-9/01/09; Financing Corp., 8.60%,
               9/26/19; International Bank for
               Reconstruction and Development Bond,
               5.25%, 9/16/03; Tennessee Valley
               Authority Dev. Bonds, 6.00%-7.25%,
               3/15/13-7/15/43; aggregate market value
               plus accrued interest $127,500,605).....  $  125,000,000
                                                         --------------
 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES, INC.
$135,000,000   6.00%, due 7/01/98, repurchase price
               $135,022,500 (Collateral--FHLB Bond,
               5.83%, 6/08/05; FNMA Zero Coupon Note,
               7/24/98; InterAmerican Development Bank
               Bond, 7.00%, 6/15/25; International Bank
               for Reconstruction and Development
               Bonds, 8.50%-8.875%, 3/01/26-11/30/29;
               International Finance Corp., 5.07%,
               4/20/03; Resolution Funding Corp. Zero
               Coupon Bond, 10/15/17; aggregate market
               value plus accrued interest
               $137,700,777)...........................  $  135,000,000
                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                   MARKET
   AMOUNT                                                    VALUE
------------                                             --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH
               SMITH BARNEY, INC.
$135,000,000   6.05%, due 7/01/98, repurchase price
               $135,022,688 (Collateral--FFCB Bonds,
               7.31%-9.55%, 4/25/05-5/09/05; FHLB Zero
               Coupon Discount Note, 7/01/98; FHLB
               Bonds, 5.61%-7.25%, 4/09/99-6/30/23;
               FHLMC Bonds, 6.11%-6.13%,
               10/07/02-2/18/03; FNMA Notes, including
               Zero Coupon Bonds, 0.00%-8.28%,
               7/27/98-1/10/25; Tennessee Valley
               Authority Development Bond, 8.25%,
               9/15/34; aggregate market value plus
               accrued interest $137,700,843)..........  $  135,000,000
                                                         --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $650,000,000).....................     650,000,000
                                                         --------------

                                                             MARKET
                                                             VALUE
                                                         --------------
               TOTAL INVESTMENTS
               (Cost $1,962,733,614)(a)-- 100.0%.......  $1,962,733,614
               Other assets less liabilities--0.0%.....        (576,182)
                                                         --------------
               NET ASSETS--100.0%......................  $1,962,157,432
                                                         --------------
                                                         --------------

FFCB FEDERAL FARM CREDIT BANK.
FHLB FEDERAL HOME LOAN BANK.
FHLMC FEDERAL HOME LOAN MORTGAGE CORPORATION.
FNMA FEDERAL NATIONAL MORTGAGE ASSOCIATION.
SLMA STUDENT LOAN MARKETING ASSOCIATION.
UST  UNITED STATES TREASURY.
+ COUPON RATE REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, AND INTEREST RATE IN EFFECT AT JUNE 30, 1998 FOR FLOATING RATE NOTES.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value, including repurchase
    agreements of $650,000,000 (Identified cost
    $1,962,733,614).........................................  $1,962,733,614
  Cash......................................................             801
  Interest receivable.......................................       7,375,172
  Other assets..............................................         131,783
                                                              --------------
      TOTAL ASSETS..........................................   1,970,241,370
                                                              --------------
LIABILITIES:
  Payables:
    Dividends...............................................       7,488,499
    Services provided by The Bank of New York and
      Administrator.........................................         496,312
  Accrued expenses and other liabilities....................          99,127
                                                              --------------
      TOTAL LIABILITIES.....................................       8,083,938
                                                              --------------
NET ASSETS:.................................................  $1,962,157,432
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:......................................
  Capital stock @ par.......................................  $    1,962,157
  Capital surplus...........................................   1,960,195,275
                                                              --------------
NET ASSETS..................................................  $1,962,157,432
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $1,100,625,707
                                                              --------------
                                                              --------------
  Shares outstanding........................................   1,100,625,707
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $  844,062,066
                                                              --------------
                                                              --------------
  Shares outstanding........................................     844,062,066
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON CLASSIC SHARES:
  Net assets................................................  $   17,469,659
                                                              --------------
                                                              --------------
  Shares outstanding........................................      17,469,659
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   3,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   3,000,000,000
Hamilton Classic Shares authorized @ $.001 par value........   3,000,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $47,801,886
                                                              -----------
EXPENSES:
  Advisory..................................................      848,143
  Administration............................................      848,143
  12b-1 fee--Hamilton Classic Shares........................       22,644
  Servicing fee: Hamilton Premier Shares....................      951,339
              Hamilton Classic Shares.......................       22,644
  Registration and filings..................................      114,733
  Custodian.................................................       82,536
  Reports to shareholders...................................       68,225
  Transfer agent............................................       65,241
  Audit.....................................................       38,630
  Accounting services.......................................       29,746
  Cash management...........................................       25,642
  Insurance.................................................       23,329
  Legal.....................................................       15,160
  Directors.................................................        3,879
  Other.....................................................       82,920
                                                              -----------
    TOTAL EXPENSES..........................................    3,242,954
  Earnings credit adjustment (Note 3).......................       (1,394)
                                                              -----------
    NET EXPENSES............................................    3,241,560
                                                              -----------
    NET INVESTMENT INCOME...................................  $44,560,326
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 1998         YEAR ENDED
                                                                           (UNAUDITED)       DECEMBER 31, 1997
                                                                        ------------------  -------------------
OPERATIONS:
  Net investment income...............................................    $   44,560,326      $    71,340,420
                                                                        ------------------  -------------------
  Net increase in net assets resulting from operations................        44,560,326           71,340,420
                                                                        ------------------  -------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...............       (24,666,789)         (42,331,939)
                                    Hamilton Premier Shares...........       (19,473,921)         (28,179,930)
                                    Hamilton Classic Shares...........          (433,278)            (801,227)
                                                                        ------------------  -------------------
                                                                             (44,573,988)         (71,313,096)
                                                                        ------------------  -------------------
  Distributions from capital gains: Hamilton Shares...................               -0-               (8,151)
                             Hamilton Premier Shares..................               -0-               (5,383)
                             Hamilton Classic Shares..................               -0-                 (128)
                                                                        ------------------  -------------------
                                                                                     -0-              (13,662)
                                                                        ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...................     1,562,246,327        3,379,741,425
                              Hamilton Premier Shares.................     4,233,850,981        5,351,767,320
                              Hamilton Classic Shares.................        33,656,841           27,744,272
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares.....................................         2,123,426            4,222,183
               Hamilton Premier Shares................................        11,129,740           14,839,743
               Hamilton Classic Shares................................           342,017              700,778
  Cost of capital stock repurchased: Hamilton Shares..................    (1,527,314,574)      (2,929,817,113)
                               Hamilton Premier Shares................    (4,089,252,518)      (5,142,031,650)
                               Hamilton Classic Shares................       (33,253,584)         (25,199,060)
                                                                        ------------------  -------------------
    Increase in net assets resulting from capital stock
      transactions....................................................       193,528,656          681,967,898
                                                                        ------------------  -------------------
      INCREASE IN NET ASSETS..........................................       193,514,994          681,981,560
NET ASSETS:
  Beginning of period.................................................     1,768,642,438        1,086,660,878
                                                                        ------------------  -------------------
  End of period.......................................................    $1,962,157,432      $ 1,768,642,438
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares........................................     1,562,246,327        3,379,741,425
            Hamilton Premier Shares...................................     4,233,850,981        5,351,767,320
            Hamilton Classic Shares...................................        33,656,841           27,744,272
  Shares issued on reinvestment of dividends: Hamilton Shares.........         2,123,426            4,222,183
                                       Hamilton Premier Shares........        11,129,740           14,839,743
                                       Hamilton Classic Shares........           342,017              700,778
  Shares repurchased: Hamilton Shares.................................    (1,527,314,574)      (2,929,817,113)
                  Hamilton Premier Shares.............................    (4,089,252,518)      (5,142,031,650)
                  Hamilton Classic Shares.............................       (33,253,584)         (25,199,060)
                                                                        ------------------  -------------------
    Net increase......................................................       193,528,656          681,967,898
  Shares outstanding, beginning of period.............................     1,768,628,776        1,086,660,878
                                                                        ------------------  -------------------
  Shares outstanding, end of period...................................     1,962,157,432        1,768,628,776
                                                                        ------------------  -------------------
                                                                        ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                           HAMILTON SHARES
                                          ---------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                            YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1998    ----------------------------------------------------------------
                                           (UNAUDITED)         1997          1996         1995         1994         1993
                                          --------------   ------------   ----------   ----------   ----------   ----------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $     1.00     $       1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                          --------------   ------------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         0.027            0.053        0.052        0.057        0.040        0.030
                                          --------------   ------------   ----------   ----------   ----------   ----------
DIVIDENDS
Dividends from net investment income....        (0.027)          (0.053)      (0.052)      (0.057)      (0.040)      (0.030)
                                          --------------   ------------   ----------   ----------   ----------   ----------
Net asset value at end of period........    $     1.00     $       1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                          --------------   ------------   ----------   ----------   ----------   ----------
                                          --------------   ------------   ----------   ----------   ----------   ----------
TOTAL RETURN:...........................          2.70%*           5.47%        5.30%        5.84%        4.02%        3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $1,100,626     $  1,063,579   $  609,424   $  604,053   $  235,220   $  307,395
Ratio to average net assets of:
  Expenses net of waiver from The Bank
    of New York.........................          0.26%**          0.25%        0.27%        0.26%        0.30%        0.27%
  Expenses, prior to waiver from The
    Bank of New York....................          0.26%**          0.25%        0.27%        0.26%        0.32%        0.32%
  Net investment income, net of waiver
    from The Bank of New York...........          5.38%**          5.34%        5.17%        5.67%        3.92%        2.97%

*    NOT ANNUALIZED.
**   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                     HAMILTON PREMIER SHARES
                                          -----------------------------------------------------------------------------
                                            SIX MONTHS                                                 FOR THE PERIOD
                                              ENDED                YEAR ENDED DECEMBER 31,            AUGUST 15, 1994*
                                          JUNE 30, 1998    ---------------------------------------        THROUGH
                                           (UNAUDITED)        1997          1996          1995       DECEMBER 31, 1994
                                          --------------   -----------   -----------   -----------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $   1.00      $      1.00   $      1.00   $      1.00        $   1.00
                                          --------------   -----------   -----------   -----------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.025            0.051         0.049         0.054           0.017
                                          --------------   -----------   -----------   -----------        --------
DIVIDENDS
Dividends from net investment income....       (0.025)          (0.051)       (0.049)       (0.054)         (0.017)
                                          --------------   -----------   -----------   -----------        --------
Net asset value at end of period........     $   1.00      $      1.00   $      1.00   $      1.00        $   1.00
                                          --------------   -----------   -----------   -----------        --------
                                          --------------   -----------   -----------   -----------        --------
TOTAL RETURN:...........................         2.56%**          5.19%         5.03%         5.54%           1.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $844,062      $   688,339   $   463,759   $   340,163        $107,799
Ratio to average net assets of:
  Expenses..............................         0.52%***         0.51%         0.53%         0.54%           0.61%***
  Net investment income.................         5.12%***         5.09%         4.91%         5.40%           4.40%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                             HAMILTON CLASSIC SHARES
                                          -------------------------------------------------------------
                                            SIX MONTHS           YEAR ENDED            FOR THE PERIOD
                                              ENDED             DECEMBER 31,         DECEMBER 4, 1995*
                                          JUNE 30, 1998    -----------------------        THROUGH
                                           (UNAUDITED)        1997         1996      DECEMBER 31, 1995
                                          --------------   ----------   ----------   ------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................      $  1.00      $     1.00   $     1.00         $ 1.00
                                              -------      ----------   ----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.024           0.047        0.046          0.004
                                              -------      ----------   ----------         ------
DIVIDENDS
Dividends from net investment income....       (0.024)         (0.047)      (0.046)        (0.004)
                                              -------      ----------   ----------         ------
Net asset value at end of period........      $  1.00      $     1.00   $     1.00         $ 1.00
                                              -------      ----------   ----------         ------
                                              -------      ----------   ----------         ------
TOTAL RETURN:...........................         2.40%**         4.80%        4.73%          0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................      $17,470      $   16,725   $   13,478         $3,098
Ratio to average net assets of:
  Expenses..............................         0.85%***        0.88%        0.82%          0.76%***
  Net investment income.................         4.78%***        4.71%        4.67%          5.18%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        SCHEDULE OF INVESTMENTS

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                             ------------
               UNITED STATES GOVERNMENT OBLIGATIONS--14.9%
               UNITED STATES TREASURY BILLS+--2.7%
$ 10,000,000   5.09%, 09/17/98.........................  $  9,889,717
  10,000,000   5.00%, 10/08/98.........................     9,862,637
                                                         ------------
                                                           19,752,354
                                                         ------------
               UNITED STATES TREASURY NOTES--12.2%
   2,000,000   5.25%, 07/31/98.........................     1,999,417
   2,000,000   5.88%, 08/15/98.........................     2,000,469
   5,000,000   6.00%, 09/30/98.........................     5,006,292
   2,000,000   5.88%, 10/31/98.........................     2,000,916
   5,000,000   5.50%, 11/15/98.........................     4,998,557
   5,000,000   5.13%, 11/30/98.........................     4,994,094
   5,000,000   5.13%, 12/31/98.........................     4,991,413
   6,000,000   6.38%, 01/15/99.........................     6,028,317
   9,000,000   5.88%, 01/31/99.........................     9,018,519
   7,000,000   5.00%, 02/15/99.........................     6,978,234
   5,000,000   5.50%, 02/28/99.........................     5,000,973
   3,000,000   6.25%, 03/31/99.........................     3,015,677
   7,000,000   5.88%, 03/31/99.........................     7,020,420
   4,000,000   7.00%, 04/15/99.........................     4,044,749
   3,000,000   6.38%, 04/30/99.........................     3,018,576
   8,000,000   6.38%, 05/15/99.........................     8,053,307
  10,000,000   6.00%, 06/30/99.........................    10,044,726
                                                         ------------
                                                           88,214,656
                                                         ------------
               TOTAL UNITED STATES GOVERNMENT
               OBLIGATIONS--
               (Cost $107,967,010).....................   107,967,010
                                                         ------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                             ------------

               REPURCHASE AGREEMENTS-- 85.3%
               REPURCHASE AGREEMENT WITH BARCLAYS CAPITAL, INC.
$130,000,000   5.80% due 7/01/98, repurchase price
               $130,020,944 (Collateral-- UST Bond,
               8.875%, 8/15/17; UST Notes,
               5.625%-8.875%, 11/15/98-2/28/01;
               aggregate market value plus accrued
               interest $132,601,151)..................  $130,000,000
                                                         ------------
               REPURCHASE AGREEMENT WITH DEUTSCHE BANK SECURITIES,
               INC.
  95,000,000   5.92%, due 7/01/98, repurchase price
               $95,015,622 (Collateral-- UST Bonds,
               7.50%-14.00%, 11/15/11-11/15/16; UST
               Note, 6.375%, 7/15/99; aggregate market
               value plus accrued interest
               $96,900,952)............................    95,000,000
                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

       JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH GOLDMAN, SACHS & CO.
$133,457,000   5.80% due 7/01/98, repurchase price
               $133,478,501 (Collateral-- UST Note,
               5.625%, 5/15/08; market value plus
               accrued interest $136,126,427)..........  $133,457,000
                                                         ------------
               REPURCHASE AGREEMENT WITH J.P. MORGAN SECURITIES, INC.
 130,000,000   5.80%, due 7/01/98, repurchase price
               $130,020,944 (Collateral-- UST Bond,
               6.25%, 8/15/23; UST Notes, 5.75%-6.25%,
               1/31/02-10/31/02; aggregate market value
               plus accrued interest $132,600,203).....   130,000,000
                                                         ------------
 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                             ------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENT WITH MORGAN STANLEY & CO.
$130,000,000   5.75%, due 7/01/98, repurchase price
               $130,020,764 (Collateral UST Bill,
               11/27/98; UST Bonds, 6.50%-11.625%,
               11/15/98-2/15/27; UST Notes,
               5.50%-7.875%, 8/31/98-2/15/07; aggregate
               market value plus accrued interest
               $133,182,785)...........................  $130,000,000
                                                         ------------
               TOTAL REPURCHASE AGREEMENTS--
               (Cost $618,457,000).....................   618,457,000
                                                         ------------

               TOTAL INVESTMENTS--
               (Cost $726,424,010)(a)-- 100.2%.........   726,424,010
               Other assets less liabilities--(0.2)%...    (1,479,441)
                                                         ------------
               NET ASSETS--100.0%......................  $724,944,569
                                                         ------------
                                                         ------------

UST  UNITED STATES TREASURY.
+ COUPON RATE REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES TREASURY BILLS.
(a) THE COST STATED ALSO APPROXIMATES THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value, including repurchase
    agreements of $618,457,000 (Identified cost
    $726,424,010)...........................................  $  726,424,010
  Cash......................................................             183
  Interest receivable.......................................       1,482,235
  Deferred organization costs and other assets..............          37,165
                                                              --------------
      TOTAL ASSETS..........................................     727,943,593
                                                              --------------
LIABILITIES:
  Payables:
    Dividends...............................................       2,641,117
    Services provided by The Bank of New York and
      Administrator.........................................         176,241
  Accrued expenses and other liabilities....................         181,666
                                                              --------------
      TOTAL LIABILITIES.....................................       2,999,024
                                                              --------------
NET ASSETS:.................................................  $  724,944,569
                                                              --------------
                                                              --------------
SOURCES OF NET ASSETS:
  Capital stock @ par.......................................  $      724,945
  Capital surplus...........................................     724,220,307
  Accumulated net realized loss on investments..............            (683)
                                                              --------------
NET ASSETS..................................................  $  724,944,569
                                                              --------------
                                                              --------------
HAMILTON SHARES:
  Net assets................................................  $  251,088,501
                                                              --------------
                                                              --------------
  Shares outstanding........................................     251,088,585
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
HAMILTON PREMIER SHARES:
  Net assets................................................  $  473,856,068
                                                              --------------
                                                              --------------
  Shares outstanding........................................     473,856,667
                                                              --------------
                                                              --------------
  Net asset value, offering price and repurchase price per
    share...................................................  $         1.00
                                                              --------------
                                                              --------------
Hamilton Shares authorized @ $.001 par value................   2,000,000,000
Hamilton Premier Shares authorized @ $.001 par value........   2,000,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $11,105,311
                                                              -----------
EXPENSES:
  Advisory..................................................      200,140
  Administration............................................      200,140
  Servicing fee: Hamilton Premier Shares....................      312,372
  Registration and filings..................................       58,410
  Custodian.................................................       32,729
  Accounting services.......................................       29,753
  Transfer agent............................................       17,127
  Audit.....................................................        5,718
  Directors.................................................        3,781
  Organization..............................................        3,206
  Reports to shareholders...................................        3,143
  Legal.....................................................        2,549
  Cash management...........................................        2,218
  Insurance.................................................        2,168
  Other.....................................................        3,108
                                                              -----------
    TOTAL EXPENSES..........................................      876,562
  Fees waived by the Bank of New York.......................      (48,202)
  Earnings credit adjustment (Note 3).......................       (2,079)
                                                              -----------
    NET EXPENSES............................................      826,281
                                                              -----------
    NET INVESTMENT INCOME...................................  $10,279,030
                                                              -----------
                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                                                           APRIL 1, 1997*
                                                                        SIX MONTHS ENDED      THROUGH
                                                                         JUNE 30, 1998      DECEMBER 31,
                                                                          (UNAUDITED)           1997
                                                                        ----------------   --------------
OPERATIONS:
  Net investment income...............................................  $    10,279,030    $   4,641,946
  Net realized loss on investments....................................              -0-             (683)
                                                                        ----------------   --------------
    Net increase in net assets resulting from operations..............       10,279,030        4,641,263
                                                                        ----------------   --------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...............       (3,981,679)      (1,347,411)
                                     Hamilton Premier Shares..........       (6,297,351)      (3,294,535)
                                                                        ----------------   --------------
                                                                            (10,279,030)      (4,641,946)
                                                                        ----------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...................      437,423,844      213,597,568
                               Hamilton Premier Shares................    1,414,127,233      880,125,419
  Proceeds from shares issued on reinvestment
    of dividends: Hamilton Shares.....................................        1,246,199        1,096,720
                Hamilton Premier Shares...............................        2,287,727        1,695,732
  Cost of capital stock repurchased: Hamilton Shares..................     (298,300,939)    (103,974,807)
                                Hamilton Premier Shares...............   (1,126,453,432)    (697,926,012)
                                                                        ----------------   --------------
    Increase in net assets resulting from capital stock
      transactions....................................................      430,330,632      294,614,620
                                                                        ----------------   --------------
      INCREASE IN NET ASSETS..........................................      430,330,632      294,613,937
NET ASSETS:
  Beginning of period.................................................      294,613,937              -0-
                                                                        ----------------   --------------
  End of period.......................................................  $   724,944,569    $ 294,613,937
                                                                        ----------------   --------------
                                                                        ----------------   --------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares........................................      437,423,844      213,597,568
            Hamilton Premier Shares...................................    1,414,127,233      880,125,419
  Shares issued on reinvestment of dividends: Hamilton Shares.........        1,246,199        1,096,720
                                        Hamilton Premier Shares.......        2,287,727        1,695,732
  Shares repurchased: Hamilton Shares.................................     (298,300,939)    (103,974,807)
                   Hamilton Premier Shares............................   (1,126,453,432)    (697,926,012)
                                                                        ----------------   --------------
    Net increase......................................................      430,330,632      294,614,620
  Shares outstanding, beginning of period.............................      294,614,620              -0-
                                                                        ----------------   --------------
  Shares outstanding, end of period...................................      724,945,252      294,614,620
                                                                        ----------------   --------------
                                                                        ----------------   --------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND

        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                    HAMILTON SHARES                    HAMILTON PREMIER SHARES
                                          ------------------------------------   ------------------------------------
                                            SIX MONTHS       FOR THE PERIOD        SIX MONTHS       FOR THE PERIOD
                                              ENDED          APRIL 1, 1997*          ENDED          APRIL 1, 1997*
                                          JUNE 30, 1998          THROUGH         JUNE 30, 1998          THROUGH
                                           (UNAUDITED)      DECEMBER 31, 1997     (UNAUDITED)      DECEMBER 31, 1997
                                          --------------   -------------------   --------------   -------------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $   1.00            $   1.00           $   1.00            $   1.00
                                          --------------         --------        --------------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.026               0.040              0.025               0.038
                                          --------------         --------        --------------         --------
DIVIDENDS
Dividends from net investment income....       (0.026)             (0.040)            (0.025)             (0.038)
                                          --------------         --------        --------------         --------
Net asset value at end of period........     $   1.00            $   1.00           $   1.00            $   1.00
                                          --------------         --------        --------------         --------
                                          --------------         --------        --------------         --------
TOTAL RETURN:...........................         2.65%**             4.02%**            2.53%**             3.83%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................     $251,089            $110,719           $473,856            $183,895
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................         0.26%***            0.25%***           0.51%***            0.50%***
  Expenses, prior to waiver from The
    Bank of New York....................         0.29%***            0.33%***           0.53%***            0.56%***
  Net investment income, net of waiver
    from The Bank of New York...........         5.30%***            5.29%***           5.04%***            5.06%***

*    COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
**   NOT ANNUALIZED.
***  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Money Fund (the "Money Fund"), and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") (individually, a "Fund" and collectively, the "Funds"). All the Funds (except the Money Fund and Treasury Money Fund) consist of two classes of shares: Institutional Shares and Investor Shares. The Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares. The Treasury Money Fund consists of two classes of shares: Hamilton Shares and Hamilton Premier Shares.

  On April 1, 1997, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund, Intermediate Investment Grade Fund and Intermediate Tax-Exempt Fund commenced operations of their respective Institutional Class of Shares as the result of a conversion of common and collective trust funds managed by the The Bank of New York. The following chart summarizes pertinent data related to each Fund on the date of the conversion:

                                   EQUITY         LARGE CAP
                                   INCOME          GROWTH
                                    FUND            FUND
                                -------------   -------------
Shares issued.................     18,189,661      28,808,732
Net assets....................  $ 258,475,076   $ 288,087,324
Net asset value per share.....  $       14.21   $       10.00
Unrealized appreciation of
 converted Funds..............  $  49,514,077   $ 101,357,786


                                                INTERMEDIATE
                                  SMALL CAP      INVESTMENT
                                   GROWTH           GRADE
                                    FUND            FUND
                                -------------   -------------
Shares issued.................      8,453,791      34,378,123
Net assets....................  $  84,537,911   $ 343,781,232
Net asset value per share.....  $       10.00   $       10.00
Unrealized appreciation
 (depreciation) of converted
 Funds........................  $   9,660,997   $  (6,426,484)

                                INTERMEDIATE
                                 TAX-EXEMPT
                                    FUND
                                -------------
Shares issued.................     25,934,046
Net assets....................  $ 259,340,465
Net asset value per share.....  $       10.00
Unrealized appreciation of
 converted Fund...............  $   8,399,206

  On July 1, 1997, an additional conversion of common and collective trust funds managed by The Bank of New York resulted in an increase in Institutional Shares of the Large Cap Growth Fund, Intermediate Investment Grade Fund, and Intermediate

Tax-Exempt Fund. The following chart summarizes the pertinent data related to the July 1, 1997 conversion:

                                                INTERMEDIATE
                                  LARGE CAP      INVESTMENT
                                   GROWTH           GRADE
                                    FUND            FUND
                                -------------   -------------
Shares issued.................     4,510,593       2,674,998
Net assets....................  $ 53,224,997    $ 27,204,728
Net asset value per share.....  $      11.80    $      10.17
Unrealized appreciation
 (depreciation) of converted
 Funds........................  $ 32,319,863    $    (19,615)


                                INTERMEDIATE
                                 TAX-EXEMPT
                                    FUND
                                -------------
Shares issued.................       360,366
Net assets....................  $  3,643,301
Net asset value per share.....  $      10.11
Unrealized appreciation of
 converted Fund...............  $     70,239

  For financial reporting purposes, the increase in net assets resulting from these two conversions, including the unrealized appreciation (depreciation) is reflected as proceeds from capital stock sold--Institutional Shares in each Fund's Statement of Changes in Net Assets.

  In addition, on April 1, 1997, the Equity Income Fund, Intermediate Government Fund, and Intermediate New York Tax-Exempt Fund transferred shares from their respective Investor Class of Shares to their respective Institutional Class of Shares as follows:

                                   EQUITY       INTERMEDIATE
                                   INCOME        GOVERNMENT
                                    FUND            FUND
                                -------------   -------------
Shares converted..............     14,210,212      5,760,887
Dollar amount of conversion...  $ 201,927,107   $ 54,901,254


                                INTERMEDIATE
                                  NEW YORK
                                 TAX-EXEMPT
                                    FUND
                                -------------
Shares converted..............      2,610,884
Dollar amount of conversion...  $  26,526,577

  The shares and dollar amounts for each Fund relating to this transfer are included as an increase to Shares Sold--Institutional Shares and proceeds from capital stock sold-- Institutional Shares and an increase to Shares Repurchased--Investor Shares and cost of capital stock repurchased--Investor Shares on each Fund's respective Statement of Changes in Net Assets for the year ended December 31, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Security listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund and Treasury Money Fund, and short-term securities with a remaining maturity of 60 days or less in all other Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities other than investments currently shown on the respective Fund's statement of assets and liabilities are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may by under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectus and Statement of Additional Information.

  When a Fund writes a call option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When a put option is purchased, the Fund will pay a premium. Premiums paid for put options are included as investments and are also adjusted to their current market value daily.

  If a written call expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds, except for the Intermediate New York Tax-Exempt

Fund and the Intermediate Tax-Exempt Fund, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund and Treasury Money Fund are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                % OF AVERAGE
                                  DAILY NET
                                   ASSETS
                                -------------
Equity Income Fund............           .60%
Large Cap Growth Fund.........           .60%
Small Cap Growth Fund.........           .75%
International Equity Fund.....          .425%
Intermediate Government
  Fund........................           .50%
Intermediate Investment Grade
  Fund........................           .50%
Intermediate New York Tax-
  Exempt Fund.................           .50%
Intermediate Tax-Exempt
  Fund........................           .50%
Money Fund....................           .10%
Treasury Money Fund...........           .10%

  The International Equity Fund is also sub-advised by Indocam, formerly Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Sub-Adviser's fee accrues daily and is payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                % OF AVERAGE
                                  DAILY NET
                                   ASSETS
                                -------------
Equity Income Fund............           .20%
Large Cap Growth Fund.........           .20%
Small Cap Growth Fund.........           .20%
International Equity Fund.....           .20%
Intermediate Government
  Fund........................           .20%
Intermediate Investment Grade
  Fund........................           .20%
Intermediate New York Tax-
  Exempt Fund.................           .20%
Intermediate Tax-Exempt
  Fund........................           .20%
Money Fund....................           .10%
Treasury Money Fund...........           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 1998 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 1998, the Intermediate New York Tax-Exempt Fund did not earn any such monies.

  As of June 30, 1998, the Bank of New York has voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                INSTITUTIONAL     INVESTOR
                                   SHARES          SHARES
                                -------------   -------------
Large Cap Growth Fund.........           .82%           1.07%
Small Cap Growth Fund.........           .97%           1.22%
International Equity Fund.....          1.27%           1.52%
Intermediate Government Fund..           .90%           1.15%
Intermediate Investment Grade
  Fund........................           .90%           1.15%
Intermediate New York Tax-
  Exempt Fund.................           .90%           1.15%
Intermediate Tax-Exempt Fund..           .90%           1.15%

  The Treasury Money Fund had various limitations for each class of shares throughout the period. Effective July 1, 1998, the waivers for both classes in the Treasury Money Fund were discontinued.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Treasury Money Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                         DATE OF
                                                    IMPLEMENTATION OF
NAME OF FUND                          CLASS            12B-1 PLAN
------------------------------  -----------------   -----------------
Equity Income Fund............      Investor          April 1, 1997
Large Cap Growth Fund.........      Investor           May 1, 1997
Small Cap Growth Fund.........      Investor           May 1, 1997
International Equity Fund.....      Investor           May 1, 1997
Intermediate Government
  Fund........................      Investor          April 1, 1997
Intermediate Investment Grade
  Fund........................      Investor           May 1, 1997
Intermediate New York
  Tax-Exempt Fund.............      Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund.............      Investor           May 1, 1997
Money Fund....................  Hamilton Classic    December 4, 1995

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

4. PORTFOLIO SECURITIES

  For the six months ended June 30, 1998, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                              EQUITY INCOME FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    107,927,890    136,661,925


                            LARGE CAP GROWTH FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities      $          --  $          --
All Others.............     33,579,071     40,253,744

                            SMALL CAP GROWTH FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............    112,522,662     73,426,390

                          INTERNATIONAL EQUITY FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities      $          --  $          --
All Others.............     82,696,001     35,021,726

                                 INTERMEDIATE
                               GOVERNMENT FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $  27,682,681  $  28,606,453
All Others.............        562,604        635,768

                           INTERMEDIATE INVESTMENT
                                  GRADE FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $  47,272,920  $  42,319,750
All Others.............    107,941,473     91,513,733


                            INTERMEDIATE NEW YORK
                               TAX-EXEMPT FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............      6,643,823      7,216,407
                         INTERMEDIATE TAX-EXEMPT FUND
                         ----------------------------
                           PURCHASES        SALES
                         -------------  -------------
US Gov't Securities....  $          --  $          --
All Others.............     71,131,056     65,881,366

5. FEDERAL INCOME TAXES

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                             CAPITAL LOSS
                             CARRYFORWARD    EXPIRATION
                            --------------  -------------
International Equity
  Fund....................   $    114,800          2005
Intermediate Goverment
  Fund....................      1,358,600          2002
                                  681,600          2003
                                  447,700          2004
                                  390,800          2005
Intermediate New York
  Tax-Exempt Fund.........        135,600          2002
                                   75,600          2003
Treasury Money Fund.......            700          2005

6. WRITTEN OPTION ACTIVITY

  Transactions in written options for the six months ended June 30, 1998 were as follows:
EQUITY INCOME FUND

                                NUMBER OF    PREMIUMS
                                CONTRACTS    RECEIVED
                              -------------  ---------
Options outstanding at
  December 31, 1997.........          500    $  51,623
Options expired.............         (500)     (51,623)
                                   ------    ---------
Options outstanding at June
  30, 1998..................          -0-    $     -0-
                                   ------    ---------
                                   ------    ---------

LARGE CAP GROWTH FUND

                                NUMBER OF    PREMIUMS
                                CONTRACTS    RECEIVED
                              -------------  ---------
Options outstanding at
  December 31, 1997.........        1,100    $ 197,324
Options written during the
  period....................        5,848    1,640,375
Options terminated in
  closing purchase
  transactions..............       (1,718)    (932,269)
Options exercised...........       (1,790)    (404,329)
Options expired.............       (3,140)    (433,153)
                                   ------    ---------
Options outstanding at June
  30, 1998..................          300    $  67,948
                                   ------    ---------
                                   ------    ---------

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  At December 31, 1997, reclassifications were made to the capital accounts of the Equity Income, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Intermediate Government Fund, and Intermediate New York Tax-Exempt Fund, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. GEOGRAPHIC CONCENTRATION

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in the United Kingdom. The International Equity Fund may be more susceptible to political, social and economic events adversely affecting United Kingdom companies than funds not so concentrated.

9. CONCENTRATION OF RISK

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in a portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests 28.9% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

        SUPPLEMENTAL PROXY INFORMATION

    A Meeting of Stockholders of the Company was held on August 5, 1998. The description of each proposal and results of the shareholder vote are as follows:

                                                     SHARES           SHARES
                                                     VOTED            VOTED
                                                      FOR            WITHHELD
                                               ------------------  ------------
PROPOSAL 1: To elect directors:
  Edward L. Gardner..........................    1,282,580,016      8,501,679
  Peter Herrick..............................    1,282,580,016      8,501,679
  Leif H. Olsen..............................    1,282,580,016      8,501,679
  Karen Osar.................................    1,282,580,016      8,501,679
  James E. Quinn.............................    1,282,580,016      8,501,679
  Stephen Stamas.............................    1,282,580,016      8,501,679

                                                     SHARES            SHARES         SHARES
                                                     VOTED             VOTED          VOTED
                                                      FOR             AGAINST        ABSTAIN
                                               ------------------  --------------  ------------
PROPOSAL 2: To ratify the selection of KPMG
   Peat Marwick LLP as the Company's
   independent accountants...................    1,262,360,643       22,068,745     6,652,307

                                                   SHARES           SHARES          SHARES
                                                    VOTED           VOTED           VOTED           BROKER
                                                     FOR           AGAINST         ABSTAIN         NON-VOTE
                                               ---------------  --------------  --------------  --------------
PROPOSAL 3: To eliminate an operating policy
   of BNY Hamilton Money Fund (shareholders
   of BNY Hamilton Money Fund only)..........    789,800,440      55,283,396      15,450,942      17,478,493

                                                   SHARES           SHARES          SHARES
                                                    VOTED           VOTED           VOTED           BROKER
                                                     FOR           AGAINST         ABSTAIN         NON-VOTE
                                               ---------------  --------------  --------------  --------------
PROPOSAL 4: To amend the investment objective
   of BNY Hamilton Equity Income Fund
   (shareholders of BNY Hamilton Equity
   Income Fund only).........................    31,864,340         91,660          94,009          29,819

      DIRECTORS AND OFFICERS
      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Leif H. Olsen, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      Karen Osar, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Richard Baxt, Vice President
      Michael A. Grunewald, Vice President
      Nimish Bhatt, Treasurer
      Ellen Stoutamire, Secretary
      Alaina Metz, Assistant Secretary

      INVESTMENT ADVISER
      The Bank of New York

      ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

      TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

      CUSTODIAN
      The Bank of New York

      INDEPENDENT AUDITORS
      KPMG Peat Marwick LLP

      LEGAL COUNSEL
      Sullivan & Cromwell